                                                Securities Act File No. 33-68090
                                        Investment Company Act File No. 811-7988

                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/

                    Pre-Effective Amendment No.                    / /

                    Post-Effective Amendment No. 33                /X/

                                     and/or

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT /X/
                                     OF 1940

                              Amendment No.33                      /X/

                          LORD ABBETT INVESTMENT TRUST
                          ----------------------------
                Exact Name of Registrant as Specified in Charter

               90 Hudson Street Jersey City, New Jersey 07302-3973
               ---------------------------------------------------
                      Address of Principal Executive Office

                  Registrant's Telephone Number (800) 201-6984
                  --------------------------------------------

          Christina T. Simmons, Vice President and Assistant Secretary
               90 Hudson Street Jersey City, New Jersey 07302-3973
               ---------------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

/ /  immediately on filing pursuant to paragraph (b)

/X/  on April 1, 2003 pursuant to paragraph (b)

/ /  60 days after filing pursuant to paragraph (a) (1)

/ /  on (date) pursuant to paragraph (a) (1)

/ /  75 days after filing pursuant to paragraph (a) (2)

/ /  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

GRAPHIC

[LORD ABBETT LOGO]

                                                                   APRIL 1, 2003

                                                                      PROSPECTUS

LORD ABBETT
  BALANCED FUND
  HIGH YIELD FUND
  LIMITED DURATION U.S.
   GOVERNMENT FUND
  U.S. GOVERNMENT FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CLASS P SHARES OF LIMITED DURATION U.S. GOVERNMENT FUND AND U.S. GOVERNMENT FUND ARE NEITHER OFFERED TO THE GENERAL PUBLIC NOR AVAILABLE IN ALL STATES.

PLEASE CALL 800-821-5129 FOR FURTHER INFORMATION.

                                TABLE OF CONTENTS

                                                                              Page
                               The Funds

      Information about the goal,    Balanced Fund                             2
  principal strategy, main risks,    High Yield Fund                           8
  performance, fees, and expenses    Limited Duration U.S.
                                        Government Fund                       11
                                     U.S. Government Fund                     14
                                     Additional Investment Information        17
                                     Management                               19

                               Your Investment

         Information for managing    Purchases                                20
                your Fund account    Sales Compensation                       25
                                     Opening Your Account                     26
                                     Redemptions                              27
                                     Distributions and Taxes                  27
                                     Services For Fund Investors              28

                         Financial Information

             Financial highlights    Balanced Fund                            30
                                     High Yield Fund                          32
                                     Limited Duration U.S.
                                       Government Fund                        34
                                     U.S. Government Fund                     35

                        Additional Information

How to learn more about the Funds    Back Cover
      and other Lord Abbett Funds

                                                                   BALANCED FUND

                                    THE FUNDS

GOAL

     The Fund's investment objective is current income and capital growth.

PRINCIPAL STRATEGY

     This Fund is a "fund of funds"--meaning it invests in other mutual funds rather than directly in portfolio securities like stocks, bonds and money market instruments. To pursue its goal, the Fund uses an asset allocation investment process by investing in other funds managed by Lord, Abbett & Co. LLC ("Lord Abbett"). These underlying funds generally focus their investments in either equity or fixed income securities.

     The Fund will generally seek to allocate investments in equity and fixed income funds in a proportion that the manager believes is best-suited to achieving the Fund's investment objective in light of current market conditions. The current proportion is the Target Allocation. The manager may vary this proportion within the Target Range.

     The Fund will decide in which of the underlying funds it will invest at any particular time, as well as the relative amounts invested in those funds. The Fund may change the amounts invested in any or all of the underlying funds at any time without shareholder approval.

     The table below illustrates the current Target Allocation and Target Ranges in the underlying equity and fixed income funds.

     UNDERLYING FUNDS
     BY CATEGORY                         TARGET ALLOCATION          TARGET RANGE
     -----------------------------------------------------------------------------------
     EQUITY FUNDS                               60%                    40-60%
     -----------------------------------------------------------------------------------
       Affiliated Fund
       All Value Fund
       Growth Opportunities Fund
       Large-Cap Research Fund
       Mid-Cap Value Fund
     -----------------------------------------------------------------------------------
     FIXED INCOME FUNDS                         40%                    40-60%
     -----------------------------------------------------------------------------------
       Bond-Debenture Fund
       Core Fixed Income Fund
       Total Return Fund
       U.S. Government Fund
     -----------------------------------------------------------------------------------

     The following is a concise description of the investment objectives and practices of each underlying fund. No offer is made in this prospectus of the shares of the underlying funds, other than the U.S. Government Fund.

     THE AFFILIATED FUND'S investment objective is long-term growth of capital and income without excessive fluctuations in market value. The Affiliated Fund normally invests at least 80% of its net assets in equity securities of large, seasoned U.S. and multinational companies with market capitalizations of at least $5 billion at the time of purchase. In selecting investments, the fund attempts to invest in securities selling at reasonable prices in relation to its assessment of their potential value.

     THE ALL VALUE FUND'S investment objective is long-term growth of capital and income without excessive fluctuations in market value. The All Value Fund purchases equity securities of U.S. and multinational companies in all market capitalization ranges that it believes are undervalued. Under normal circumstances, the fund will invest at least 50% of its net assets in equity securities of large, seasoned companies with market capitalizations of at least $5 billion at the time of purchase. The fund may invest its remaining assets in mid-sized and small company equity securities.

[SIDENOTE]

WE OR THE FUND OR BALANCED FUND refers to the Balanced Series, a portfolio or series of Lord Abbett Investment Trust (the "Trust").

BALANCED FUND may invest in nine separate underlying funds, each with its own investment objective and policies. These funds currently consist of:

-  LORD ABBETT AFFILIATED FUND
   ("Affiliated Fund")

-  LORD ABBETT ALL VALUE FUND
   ("All Value Fund")

-  LORD ABBETT BOND-DEBENTURE FUND
   ("Bond-Debenture Fund")

-  LORD ABBETT CORE FIXED INCOME FUND
   ("Core Fixed Income Fund")

-  LORD ABBETT GROWTH OPPORTUNITIES FUND
   ("Growth Opportunities Fund")

-  LORD ABBETT LARGE-CAP RESEARCH FUND
   ("Large-Cap Research Fund")

-  LORD ABBETT MID-CAP VALUE FUND
   ("Mid-Cap Value Fund")

-  LORD ABBETT TOTAL RETURN FUND
   ("Total Return Fund")

-  LORD ABBETT U.S. GOVERNMENT FUND
   ("U.S. Government Fund")

2 The Funds

                                                                   BALANCED FUND

     THE BOND-DEBENTURE FUND'S investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return. The Bond-Debenture Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities of various types. These securities may include all types of bonds, debentures, mortgage-related and other asset backed securities, high-yield debt securities or "junk bonds," investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants, and emerging market debt securities. At least 20% of its assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Fund may invest up to 20% of its net assets in equity securities.

     THE CORE FIXED INCOME FUND'S investment objective is to seek income and capital appreciation to produce a high total return. The Core Fixed Income Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities of various types. These securities primarily include U.S. Government, mortgage-related, and investment grade debt securities, including those issued by non-U.S. entities but denominated in U.S. dollars (known as "Yankees").

     THE GROWTH OPPORTUNITIES FUND'S investment objective is to seek capital appreciation. The Growth Opportunities Fund uses a growth style of investing favoring companies that show the potential for strong revenue and earnings growth. Under normal circumstances, the fund invests primarily in common stocks of mid-sized companies within the market capitalization range of the Russell Mid-Cap Index, a widely used benchmark for mid-cap stock performance. As of July 1, 2002, the market capitalization range of the Russell Mid-Cap Index was approximately $300 million to $12 billion.

     THE LARGE-CAP RESEARCH FUND'S investment objective is growth of capital and growth of income consistent with reasonable risk. The Large-Cap Research Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large, seasoned, U.S. and multinational companies with market capitalizations of at least $5 billion at the time of purchase. The fund invests in securities that it believes are undervalued.

     THE MID-CAP VALUE FUND'S investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies with market capitalizations of roughly $500 million to $10 billion at the time of purchase.

     THE TOTAL RETURN FUND'S investment objective is to seek income and capital appreciation to produce a high total return. The Total Return Fund invests primarily in the following fixed income securities: U.S. Government securities; mortgage-related securities; and investment grade debt securities, including those issued by non-U.S. entities but denominated in U.S. dollars (known as "Yankees"); high-yield debt securities or "junk bonds;" and securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar. Investments in high-yield debt and non-U.S. debt denominated in foreign currencies are each limited to 20% of its net assets.

     THE U.S. GOVERNMENT FUND'S investment objective is high current income consistent with reasonable risk. By reasonable risk we mean that the volatility the fund is expected to have over time will approximate that of the Lehman Brothers Government Bond Index. The fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in obligations issued by the U.S. Treasury and certain obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including mortgage-related securities.

[SIDENOTE]

VALUE STOCKS are stocks of companies that we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.

GROWTH STOCKS exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level. They tend to be more volatile than slower-growing value stocks.

HIGH-YIELD DEBT SECURITIES (sometimes called "lower rated bonds" or "junk bonds") are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. High-yield debt securities have a higher risk of default than investment grade debt securities, and their prices are much more volatile. The market for high-yield debt securities may also be less liquid.

INVESTMENT GRADE DEBT SECURITIES are debt securities that are rated within the four highest grades assigned by Moody's Investor Service, Inc. (Aaa, Aa, A,
Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB) or Fitch Investors Service (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.


                                                                     The Funds 3

                                                                   BALANCED FUND

MAIN RISKS OF THE BALANCED FUND AND ITS UNDERLYING FUNDS

     The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportion in which the Fund invests in them.

     You may invest in the underlying funds directly. By investing in the Fund, you will incur a proportionate share of the expenses of the underlying funds in addition to any expenses of the Fund.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Fund offers a greater level of diversification than many other types of mutual funds, it is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

     The following summarizes some, but not all, of the risks that apply to each underlying fund and may result in a loss of your investment. There can be no assurance that an underlying fund will achieve its investment objective.

     AFFILIATED FUND, ALL VALUE FUND, GROWTH OPPORTUNITIES FUND, LARGE-CAP RESEARCH FUND, AND MID-CAP VALUE FUND. These underlying funds are subject to the general risks and considerations associated with equity investing. Their values will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the underlying fund invests. If an underlying fund's assessment of market conditions or companies held in the fund is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

     The underlying funds also are subject to the particular risks associated with the types of stocks in which they normally invest: value stocks in the case of the Affiliated Fund, All Value Fund, Large-Cap Research Fund and the Mid-Cap Value Fund; and growth stocks in the case of the Growth Opportunities Fund. Value and growth stocks may perform differently than the market as a whole and differently from each other or other types of stocks. This is because these types of stocks shift in and out of favor depending on market and economic conditions. For instance, the market may fail to recognize the intrinsic value of particular value stocks for a long time. Also, growth companies may grow faster than other companies which may result in greater volatility in their stock prices.

     Investments in mid-sized or small companies generally involve greater risks than investments in large company stocks. Mid-sized or small companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have relatively less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to set backs or economic downturns. In addition, there may be less liquidity in mid-sized or small company stocks, subjecting them to greater price fluctuations than larger company stocks.

     Due to their investments in multinational companies, the underlying funds may experience increased market, liquidity, currency, political, information, and other risks.

4 The Funds

                                                                   BALANCED FUND

     BOND-DEBENTURE FUND, CORE FIXED INCOME FUND, TOTAL RETURN FUND, AND U.S. GOVERNMENT FUND. These underlying funds are subject to the general risks and considerations associated with investing in debt securities. The value of an investment in each fund will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of debt securities are likely to decline. Longer-term fixed income securities are usually more sensitive to interest rate changes. This means that the longer the maturity of a security, the greater the effect a change in interest rates is likely to have on its price.

     High-yield debt securities, or junk bonds, in which the Bond-Debenture Fund and the Total Return Fund may invest are usually more credit sensitive than interest rate sensitive. In times of economic uncertainty, these securities may decline in price, even when interest rates are falling. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to an underlying fund, a risk that is greater with junk bonds in which the Bond-Debenture Fund and Total Return Fund may invest. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after the fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the underlying funds. In addition, the market for high-yield debt securities generally is less liquid than the market for higher-rated securities, subjecting them to greater price fluctuations.

     Except for the U.S. Government Fund, each of these underlying funds may invest its assets in foreign securities in accordance with their investment objective and policies. Investments in foreign securities may present increased market, liquidity, currency, political, information, and other risks.

     The mortgage-related securities in which these underlying funds may invest, including collateralized mortgage obligations ("CMOs"), may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a fund to a lower rate of return upon reinvestment of prinicipal. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security. These factors may result in lower performance or losses for these underlying funds.

     Although the U.S. Government securities in which the funds may invest are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements.


                                                                     The Funds 5

                                                                   BALANCED FUND

                                                       -------------------------
                                                        Symbols: Class A - LABFX
                                                                 Class B - LABBX
                                                                 Class C - BFLAX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

[CHART]
==============================================================================
Bar Chart (per calendar year) -- Class A Shares
------------------------------------------------------------------------------

1995     22.8%
1996      9.1%
1997     17.3%
1998      8.8%
1999     11.0%
2000      7.4%
2001     -1.8%
2002    -10.9%

BEST QUARTER  4th Q '98 +12.2%

WORST QUARTER 3rd Q '02 -11.9%
------------------------------------------------------------------------------

     The table below shows how the average annual total returns of the Fund's Class A, B, and C shares compare to those of a broad-based securities market index, a more narrowly based index that more closely reflects the market sectors in which the Fund invests, and the Lipper Balanced Funds Average. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns for Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B and Class C shares are not shown in the table and will vary from those shown for Class A shares.

================================================================================
 Average Annual Total Returns Through December 31, 2002
--------------------------------------------------------------------------------


SHARE CLASS                                             1 YEAR       5 YEARS       LIFE OF FUND(1)
Class A Shares
 Return Before Taxes                                    -16.02%        1.37%            6.67%
--------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions                    -17.62%       -1.82%            3.66%
--------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and
  Sale of Fund Shares                                    -9.53%       -0.29%            4.04%
--------------------------------------------------------------------------------------------------
Class B Shares                                          -14.73%           -             0.40%
--------------------------------------------------------------------------------------------------
Class C Shares                                          -11.40%        1.85%            5.47%
--------------------------------------------------------------------------------------------------
Russell 3000(R) Index(2)                                -21.54%       -0.71%            9.84%(3)
 (reflects no deduction for fees, expenses or taxes)                                   -3.54%(4)
                                                                                        6.39%(5)
--------------------------------------------------------------------------------------------------
60% Russell 3000(R), 40% Lehman Brothers
 Aggregate Bond Index(2)                                 -8.82%        2.91%            9.36%(3)
 (reflects no deduction for fees, expenses or taxes)                                    1.48%(4)
                                                                                        7.09%(5)
--------------------------------------------------------------------------------------------------
Lipper Balanced Funds Average(2)                        -11.71%        1.37%            7.88%(3)
 (reflects no deduction for fees, expenses or taxes)                                   -0.30%(4)
                                                                                        5.61%(5)
--------------------------------------------------------------------------------------------------


(1) The date each class was first offered to the public is: Class A - 12/27/94; Class B - 5/1/98; and Class C - 7/15/96.

(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

(3) Represents total returns for the period 12/31/94 to 12/31/02, to correspond with Class A period shown.
(4) Represents total returns for the period 4/30/98 to 12/31/02, to correspond with Class B period shown.
(5) Represents total returns for the period 7/31/96 to 12/31/02, to correspond with Class C period shown.


6 The Funds

                                                                   BALANCED FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
 FEE TABLE
--------------------------------------------------------------------------------

                                                               CLASS A       CLASS B(1)     CLASS C      CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
 (as a % of offering price)                                       5.75%         none           none         none
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (See "Purchases")(2)                none(3)       5.00%          1.00%(4)     none
----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets) (as a % of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees (See "Management")                                0.75%         0.75%          0.75%        0.75%
----------------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees(5)                          0.35%(6)      1.00%          1.00%(6)     0.45%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                    0.28%(6)      0.28%(6)       0.28%(6)     0.28%
----------------------------------------------------------------------------------------------------------------
Total Operating Expenses                                          1.38%(6)      2.03%(6)       2.03%(6)     1.48%
----------------------------------------------------------------------------------------------------------------

(1) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.
(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.
(4) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(5) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(6) These amounts have been restated from fiscal year amounts to reflect estimated current fees.

While each class of shares of the Balanced Fund is expected to operate with the direct total operating expenses shown under "Fee Table" above, shareholders in the Balanced Fund bear indirectly the Class Y share expenses of the underlying funds in which the Balanced Fund invests. The following chart provides the expense ratio for each of the underlying funds' Class Y shares, as well as the approximate percentage of the Balanced Fund's investments in each underlying fund on November 30, 2002:


                                                                       APPROXIMATE
                                         UNDERLYING FUNDS'        % OF BALANCED FUND'S
                                          EXPENSE RATIOS      INVESTMENTS IN UNDERLYING FUNDS
Affiliated Fund                                .51%                             60%
---------------------------------------------------------------------------------------------
Bond-Debenture Fund                            .69%                             30%
---------------------------------------------------------------------------------------------
Total Return Fund                             1.01%                             10%
---------------------------------------------------------------------------------------------


Based on these figures, the weighted average Class Y share expense ratio for the underlying funds in which Balanced Fund invests is .61% (the "underlying expense ratio"). This figure is only an approximation of the Balanced Fund's underlying expense ratio, since the amount of assets invested in each of the underlying funds may change daily.

================================================================================
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. In addition, the example assumes the Fund pays the operating expenses set forth in the fee table above and the Fund's pro rata share of the Class Y expenses of the underlying Funds. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                1 YEAR         3 YEARS           5 YEARS           10 YEARS
Class A Shares               $ 765        $ 1,164           $ 1,586            $ 2,759
--------------------------------------------------------------------------------------
Class B Shares               $ 767        $ 1,120           $ 1,600            $ 2,816
--------------------------------------------------------------------------------------
Class C Shares               $ 367        $   820           $ 1,400            $ 2,973
--------------------------------------------------------------------------------------
Class P Shares               $ 212        $   655           $ 1,124            $ 2,421
--------------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


Class A Shares               $ 765        $ 1,164           $ 1,586            $ 2,759
--------------------------------------------------------------------------------------
Class B Shares               $ 267        $   820           $ 1,400            $ 2,816
--------------------------------------------------------------------------------------
Class C Shares               $ 267        $   820           $ 1,400            $ 2,973
--------------------------------------------------------------------------------------
Class P Shares               $ 212        $   655           $ 1,124            $ 2,421
--------------------------------------------------------------------------------------

[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management

LORD ABBETT IS CURRENTLY WAIVING THE MANAGEMENT FEE FOR THE FUND. LORD ABBETT MAY STOP WAIVING THE MANAGEMENT FEE AT ANY TIME. TOTAL OPERATING EXPENSES WITH THE MANAGEMENT FEE WAIVER AND EXPENSE REDUCTIONS (AS DESCRIBED BELOW) ARE 0.35% (CLASS A SHARES), 1.00% (CLASS B AND C SHARES), AND 0.45% (CLASS P SHARES).

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund. The Fund has entered into a servicing arrangement with the underlying funds under which the underlying funds may bear certain of the Fund's Other Expenses. As a result, the Fund does not expect to bear any of these Other Expenses.


                                                                     The Funds 7

                                                                 HIGH YIELD FUND

GOAL

     The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL STRATEGY

     To pursue its goal, the Fund normally invests in high-yield debt securities, sometimes called "lower-rated bonds" or "junk bonds," which entail greater risks than investments in higher-rated or investment grade debt securities. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in lower-rated debt securities, some of which are convertible into common stock or have warrants to purchase common stock. The Fund will provide shareholders with at least 60 days notice of any change in this policy. The Fund may invest up to 20% of its assets in foreign securities.

     We believe that a high total return (current income and capital appreciation) may be derived from an actively-managed, diversified portfolio of investments. We seek unusual values, particularly in lower-rated debt securities. Also, buying lower-rated bonds when we believe the credit risk is likely to decrease may generate higher returns. Through portfolio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions, we attempt to reduce investment risk, but losses may occur.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of your investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline. Longer-term fixed income securities are usually more sensitive to interest rate changes. This means that the longer the maturity of a security, the greater the effect a change in interest rates is likely to have on its price. High-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive. In times of economic uncertainty, these securities may decline in price, even when interest rates are falling.

     There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with junk bonds. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. In addition, the market for high-yield debt securities generally is less liquid than the market for higher-rated securities, subjecting them to greater price fluctuations.

     Convertible securities tend to be more volatile and produce more income than their underlying stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

     The mortgage-related securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. The prepayment risk also will affect the price and volatility of a mortgage-related security.

     Investments in foreign securities may present increased market, liquidity, currency, political, information, and other risks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

[SIDENOTE]

WE OR THE FUND OR HIGH YIELD FUND refers to the Lord Abbett High Yield Fund, a portfolio or series of the Trust.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

INVESTMENT GRADE DEBT SECURITIES are debt securities that are rated within the four highest grades assigned by Moody's Investor Service, Inc. (Aaa, Aa, A,
Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB) or Fitch Investors Service (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.

HIGH-YIELD DEBT SECURITIES
(sometimes called "lower rated bonds" or "junk bonds") are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. High-yield debt securities have a higher risk of default than investment grade debt securities, and their prices are much more volatile. The market for high-yield debt securities may also be less liquid.

Under normal circumstances, the duration of the Fund's debt securities will be between three to seven years with an average maturity of five to twelve years.


8 The Funds

                                                                 HIGH YIELD FUND

                                                                ----------------
                                                        Symbols: Class A - LHYAX
                                                                 Class B - LHYBX
                                                                 Class C - LHYCX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

[CHART]
==============================================================================
Bar Chart (per calendar year) -- Class A Shares
------------------------------------------------------------------------------

1999      6.6%
2000     -3.0%
2001      5.4%
2002     -0.1%

BEST QUARTER  4th Q '01 +6.2%

WORST QUARTER 3rd Q '01 -4.0%
------------------------------------------------------------------------------

     The table below shows how the average annual total returns of the Fund's Class A, B, and C shares compare to those of three broad-based securities market indices. The Fund intends to replace the Merrill Lynch High Yield Master Index with the Merrill Lynch High Yield Master II Index, which more closely reflects the Fund's investment objective and portfolio holdings. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns for Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B and Class C shares are not shown in the table and will vary from those shown for Class A shares.

================================================================================
 Average Annual Total Returns Through December 31, 2002
--------------------------------------------------------------------------------


SHARE CLASS                                                                 1 YEAR      LIFE OF FUND(1)
Class A Shares
Return BeforeTaxes                                                            -4.88%           0.90%
--------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                           -8.46%          -2.94%
--------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions
 and Sale of Fund Shares                                                      -3.03%          -1.14%
--------------------------------------------------------------------------------------------------------
Class B Shares                                                                -4.17%           1.13%
--------------------------------------------------------------------------------------------------------
Class C Shares                                                                -0.54%           1.51%
--------------------------------------------------------------------------------------------------------
CSFB High Yield Index(2)
(reflects no deduction for fees, expenses or taxes)                             3.11%          1.65%(3)
--------------------------------------------------------------------------------------------------------
Merrill Lynch High Yield Master Index(2)
(reflects no deduction for fees, expenses or taxes)                           -1.14%           0.64%(3)
--------------------------------------------------------------------------------------------------------
Merrill Lynch High Yield Master II Index(2)
(reflects no deduction for fees, expenses or taxes)                           -1.89%          -0.08%(3)
--------------------------------------------------------------------------------------------------------


(1) The date each class was first offered to the public for Class A, B, and C shares is 12/31/98.

(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

(3) Represents total return for the period 12/31/98 - 12/31/02, to correspond with Class A, B, and C periods shown.


                                                                     The Funds 9

                                                                 HIGH YIELD FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------

                                                                 CLASS A     CLASS B(1)     CLASS C      CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
(as a % of offering price)                                         4.75%       none            none         none
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (See "Purchases")(2)                 none(3)     5.00%           1.00%(4)     none
----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets) (as a % of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees (See "Management")                                 0.60%       0.60%           0.60%        0.60%
----------------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees(5)                           0.40%(6)    1.00%           1.00%        0.45%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                     0.26%(6)    0.26%(6)        0.26%(6)     0.26%
----------------------------------------------------------------------------------------------------------------
Total Operating Expenses                                           1.26%       1.86%(6)        1.86%(6)     1.31%
----------------------------------------------------------------------------------------------------------------

(1) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.
(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.
(4) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(5) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(6) These amounts have been restated from fiscal year amounts to reflect estimated current fees.

================================================================================
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                1 YEAR         3 YEARS           5 YEARS           10 YEARS
 Class A Shares              $ 597          $ 856           $ 1,134            $ 1,925
--------------------------------------------------------------------------------------
 Class B Shares              $ 689          $ 885           $ 1,206            $ 2,023
--------------------------------------------------------------------------------------
 Class C Shares              $ 289          $ 585           $ 1,006            $ 2,180
--------------------------------------------------------------------------------------
 Class P Shares              $ 133          $ 415           $   718            $ 1,579
--------------------------------------------------------------------------------------


 You would pay the following expenses if you did not redeem your shares:


 Class A Shares              $ 597          $ 856           $ 1,134            $ 1,925
--------------------------------------------------------------------------------------
 Class B Shares              $ 189          $ 585           $ 1,006            $ 2,023
--------------------------------------------------------------------------------------
 Class C Shares              $ 189          $ 585           $ 1,006            $ 2,180
--------------------------------------------------------------------------------------
 Class P Shares              $ 133          $ 415           $   718            $ 1,579
--------------------------------------------------------------------------------------

[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.#The Funds


10 The Funds

                                           LIMITED DURATION U.S. GOVERNMENT FUND

GOAL

     The Fund's investment objective is to seek a high level of income from a portfolio consisting primarily of limited duration U.S. Government securities. The Fund is not a money market fund.

PRINCIPAL STRATEGY

     To pursue its goal, the Fund primarily invests in short- and intermediate-duration U.S. Government securities which the Fund expects will produce a high level of income. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and certain obligations issued or guaranteed by U.S. Government agencies and instrumentalities (including mortgage-related securities), such as:

     -   FEDERAL HOME LOAN BANK

     -   FEDERAL HOME LOAN MORTGAGE CORPORATION
     -   FEDERAL NATIONAL MORTGAGE ASSOCIATION
     -   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION

     The Fund will provide shareholders with at least 60 days notice of any change in this policy. The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds. Duration is a mathematical concept that measures a portfolio's exposure to interest rate changes. The Fund expects to maintain its average duration range between one and four years. The higher the Fund's duration, the more sensitive it is to interest rate risk.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with investing in debt securities. Although the U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements. When interest rates rise, the prices of debt securities are likely to decline in value. Likewise, the value of your investment will change as interest rates fluctuate and in response to market movements. The Fund does not attempt to maintain a stable net asset value.

     The mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

[SIDENOTE]

WE OR THE FUND OR LIMITED DURATION U.S. GOVERNMENT FUND refers to the Limited Duration U.S. Government Securities Series, a series or portfolio of the Trust.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

                                                                    The Funds 11

                                           LIMITED DURATION U.S. GOVERNMENT FUND

                                                        ------------------------
                                                        Symbols: Class A - LALDX
                                                                 Class C - LDLAX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

[CHART]
==============================================================================
Bar Chart (per calendar year) -- Class A Shares
------------------------------------------------------------------------------

1994     -3.5%
1995     10.1%
1996      1.3%
1997      6.9%
1998      6.6%
1999      2.8%
2000      9.2%
2001      6.5%
2002      7.6%

BEST QUARTER  3rd Q '01 +3.5%

WORST QUARTER 1st Q '94 -2.8%
------------------------------------------------------------------------------

     The table below shows how the average annual total returns of the Fund's Class A and C shares compare to those of a broad-based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns for Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class C shares are not shown in the table and will vary from those shown for Class A shares.

================================================================================
Average Annual Total Returns Through December 31, 2002
--------------------------------------------------------------------------------


SHARE CLASS                                           1 YEAR      5 YEARS      LIFE OF FUND(1)
Class A Shares
Return Before Taxes                                     4.08%        5.81%            4.79%
----------------------------------------------------------------------------------------------
Return After Taxes on Distributions                     2.40%        3.52%            2.48%
----------------------------------------------------------------------------------------------
Return After Taxes on Distributions
 and Sale of Fund Shares                                2.47%        3.48%            2.61%
----------------------------------------------------------------------------------------------
Class C Shares                                          6.56%        5.41%            5.61%
----------------------------------------------------------------------------------------------
Lehman Intermediate
Government Bond Index(2)                                9.64%        7.44%            6.64%(3)
(reflects no deduction of fees, expenses or taxes)                                    7.60%(4)
----------------------------------------------------------------------------------------------


(1) The date each class was first offered to the public is: Class A - 11/4/93; and Class C - 7/15/96.

(2) The performance of the unmanaged index is not necessarily representative of the Fund's performance.

(3) Represents total returns for the period 10/31/93 to 12/31/02, to correspond with Class A period shown.
(4) Represents total returns for the period 7/31/96 to 12/31/02, to correspond with Class C period shown.


12 The Funds

                                           LIMITED DURATION U.S. GOVERNMENT FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------

                                                               CLASS A       CLASS B(1)     CLASS C      CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
(as a % of offering price)                                        3.25%         none           none         none
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (See "Purchases")(2)                none(3)       5.00%          1.00%(4)     none
----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets) (as a % of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees (See "Management")                                0.50%         0.50%          0.50%        0.50%
----------------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees(5)                          0.35%         1.00%          1.00%(6)     0.45%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                    0.29%(6)      0.29%          0.29%(6)     0.29%
----------------------------------------------------------------------------------------------------------------
Total Operating Expenses                                          1.14%(6)      1.79%          1.79%(6)     1.24%
----------------------------------------------------------------------------------------------------------------

(1) Class B shares will convert to Class A shares on the eigth anniversary of your original purchase of Class B shares.
(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.
(4) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(5) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(6) These amounts have been restated from fiscal year amounts to reflect estimated current fees.


================================================================================
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                 1 YEAR        3 YEARS           5 YEARS          10 YEARS
Class A Shares               $ 586          $ 820           $ 1,073           $ 1,795
-------------------------------------------------------------------------------------
Class B Shares               $ 682          $ 863           $ 1,170           $ 1,934
-------------------------------------------------------------------------------------
Class C Shares               $ 282          $ 563           $   970           $ 2,105
-------------------------------------------------------------------------------------
Class P Shares               $ 126          $ 393           $   681           $ 1,500
-------------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


Class A Shares               $ 586          $ 820           $ 1,073           $ 1,795
-------------------------------------------------------------------------------------
Class B Shares               $ 182          $ 563           $   970           $ 1,934
-------------------------------------------------------------------------------------
Class C Shares               $ 182          $ 563           $   970           $ 2,105
-------------------------------------------------------------------------------------
Class P Shares               $ 126          $ 393           $   681           $ 1,500
-------------------------------------------------------------------------------------

[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.


                                                                    The Funds 13

                                                            U.S. GOVERNMENT FUND

GOAL

     The Fund's investment objective is high current income consistent with reasonable risk. By reasonable risk we mean that the volatility the Fund is expected to have over time will approximate that of the Lehman Brothers Government Bond Index.

PRINCIPAL STRATEGY

     To pursue its goal, the Fund primarily invests in U.S. Government securities which the Fund expects will produce high current income consistent with reasonable risk. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in obligations issued by the U.S. Treasury and certain obligations issued or guaranteed by U.S. Government agencies and instrumentalities (including mortgage-related securities), such as:

     -  FEDERAL HOME LOAN BANK

     -  FEDERAL HOME LOAN MORTGAGE CORPORATION
     -  FEDERAL NATIONAL MORTGAGE ASSOCIATION
     -  FEDERAL FARM CREDIT BANK
     -  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
     -  STUDENT LOAN MARKETING ASSOCIATION
     -  TENNESSEE VALLEY AUTHORITY

     The Fund will provide shareholders with at least 60 days notice of any change in this policy. The Fund attempts to manage, but not eliminate, interest rate risk through its management of the average duration of the securities it holds. Duration is a mathematical concept that measures a portfolio's exposure to interest rate changes. The Fund expects to maintain its average duration range between three and eight years. The higher the Fund's duration, the more sensitive it is to interest rate risk.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with investing in debt securities. Although the U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements. When interest rates rise, the prices of debt securities are likely to decline in value. Likewise, the value of your investment will change as interest rates fluctuate and in response to market movements. The Fund does not attempt to maintain a stable net asset value.

     The mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

[SIDENOTE]

WE OR THE FUND OR U.S. GOVERNMENT FUND refers to the U.S. Government Securities Series, a portfolio or series of the Trust.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

14 The Funds

                                                            U.S. GOVERNMENT FUND

                                                        ------------------------
                                                         Symbols:Class A - LAGVX
                                                                 Class B - LAVBX
                                                                 Class C - LAUSX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

[CHART]
==============================================================================
Bar Chart (per calendar year) -- Class A Shares
------------------------------------------------------------------------------

1994     -3.5%
1995     10.1%
1996      1.3%
1997      6.9%
1998      6.6%
1999      2.8%
2000      9.2%
2001      6.5%
2002      7.6%

BEST QUARTER  3rd Q '01 +3.5%

WORST QUARTER 1st Q '94 -2.8%
------------------------------------------------------------------------------

     The table below shows how the average annual total returns of the Fund's Class A, B, and C shares compare to those of a broad-based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns for Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B and Class C shares are not shown in the table and will vary from those shown for Class A shares.

================================================================================
Average Annual Total Returns Through December 31, 2002
--------------------------------------------------------------------------------


SHARE CLASS                                        1 YEAR    5 YEARS    10 YEARS     LIFE OF FUND(1)
Class A Shares
Return Before Taxes                                  4.50%      5.75%       5.90%                 -
------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                  2.60%      3.30%       2.90%                 -
------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions
 and Sale of Fund Shares                             2.71%      3.33%       3.11%                 -
------------------------------------------------------------------------------------------------------
Class B Shares                                       4.81%      5.95%          -               6.64%
------------------------------------------------------------------------------------------------------
Class C Shares                                       8.75%      6.08%          -               6.79%
------------------------------------------------------------------------------------------------------
Lehman Brothers Government
Bond Index(2)
(reflects no deduction of fees, expenses or taxes)  11.50%      7.77%       7.56%              8.25%(3)
------------------------------------------------------------------------------------------------------


(1) The dates Class B shares and Class C shares were first offered to the public were 8/1/96 and 7/15/96, respectively.
(2) The performance of the unmanaged index is not necessarily representative of the Fund's performance.
(3) Represents total returns for the period 7/31/96 to 12/31/02, to correspond with Class B and Class C period shown.


                                                                    The Funds 15

                                                            U.S. GOVERNMENT FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
 Fee Table
================================================================================

                                                               CLASS A       CLASS B(1)     CLASS C      CLASS P

SHAREHOLDER FEES (Fees paid directly from your investment)
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
(as a % of offering price)                                        4.75%         none           none         none
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (See "Purchases")(2)                none(3)       5.00%          1.00%(4)     none
----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets) (as a % of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees (See "Management")                                0.50%         0.50%          0.50%        0.50%
----------------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees(5)                          0.36%(6)      1.00%          1.00%(6)     0.45%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                    0.24%(6)      0.24%(6)       0.24%(6)     0.24%
----------------------------------------------------------------------------------------------------------------
Total Operating Expenses                                          1.10%(6)      1.74%(6)       1.74%(6)     1.19%
----------------------------------------------------------------------------------------------------------------

(1) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.
(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.
(4) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(5) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
(6) These amounts have been restated from fiscal year amounts to reflect estimated current fees.

================================================================================
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                1 YEAR           3 YEARS           5 YEARS         10 YEARS
Class A Shares              $ 582             $ 808           $ 1,052          $ 1,752
--------------------------------------------------------------------------------------
Class B Shares              $ 677             $ 848           $ 1,144          $ 1,883
--------------------------------------------------------------------------------------
Class C Shares              $ 277             $ 548           $   944          $ 2,052
--------------------------------------------------------------------------------------
Class P Shares              $ 121             $ 378           $   654          $ 1,443
--------------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


Class A Shares              $ 582             $ 808           $ 1,052          $ 1,752
--------------------------------------------------------------------------------------
Class B Shares              $ 177             $ 548           $   944          $ 1,883
--------------------------------------------------------------------------------------
Class C Shares              $ 177             $ 548           $   944          $ 2,052
--------------------------------------------------------------------------------------
Class P Shares              $ 121             $ 378           $   654          $ 1,443
--------------------------------------------------------------------------------------

[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.


16 The Funds

ADDITIONAL INVESTMENT INFORMATION

     This section describes some of the investment techniques used by each Fund and the Balanced Fund's underlying funds and some of the risks associated with those techniques.

     ADJUSTING INVESTMENT EXPOSURE. Each Fund and each of the Balanced Fund's underlying funds will be subject to the risks associated with investments. Each Fund and the Balanced Fund's underlying funds may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, each Fund and each of the Balanced Fund's underlying funds may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with a Fund's or underlying fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses.

     EQUITY SECURITIES. Some of the Balanced Fund's underlying funds may invest in equity securities. The High Yield Fund may invest up to 20% of its net assets in equity securities. Equity securities may include common stocks, preferred stocks, convertible preferred stocks, warrants, and similar instruments. Common stocks, the most familiar type, represent an ownership interest in a company. The value of equity securities fluctuates based on changes in a company's financial condition, and on market and economic conditions.

     FOREIGN SECURITIES. Certain of the Balanced Fund's underlying funds may invest in foreign securities. The High Yield Fund may invest up to 20% of its net assets in foreign securities. This limitation does not include American Depositary Receipts ("ADRs"). Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. As a result, there may be less information publicly available about foreign companies than most U.S. companies. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher, in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Each Fund, as well as certain of the Balanced Fund's underlying funds, may enter into financial futures contracts and options thereon for bona fide hedging purposes or to pursue risk management strategies. These transactions involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price text can not go below this line on an exchange or in the over the counter market ("OTC"). Each Fund may not purchase or sell futures contracts or options on futures contracts on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

                                                                    The Funds 17

     RISKS OF OPTIONS AND FUTURES. Fund transactions in futures, options on futures and other options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and a Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

     MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. Each Fund and certain of the Balanced Fund's underlying funds may invest extensively in mortgage-related securities and certain of the Balanced Fund's underlying funds and the High Yield Fund also may invest in other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The value of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may cause the Funds to lose money.

     PORTFOLIO TURNOVER RATE. The U.S. Government Fund and Limited Duration U.S. Government Fund may engage in active and frequent trading of their portfolio securities to achieve their principal investment strategies and can be expected to have a portfolio turnover rate substantially in excess of 100%. For the fiscal year ended November 30, 2002, the portfolio turnover rate for the Limited Duration U.S. Government Fund was 360.66% and the portfolio turnover rate for the U.S. Government Fund was 560.84%. This rate varies from year to year. High turnover increases transaction costs and may increase taxable capital gains.

     TEMPORARY DEFENSIVE INVESTMENTS. At times each Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent a Fund from achieving its investment objective.

18 The Funds

MANAGEMENT

     The Funds' investment adviser is Lord, Abbett & Co. LLC which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $48 billion in more than 40 mutual fund portfolios and other advisory accounts as of January 31, 2003.

     Lord Abbett is entitled to an annual management fee based on each Fund's average daily net assets. Each fee is calculated daily and payable monthly.

     For the fiscal year ended November 30, 2002, the fees payable to Lord Abbett for the following Funds were as follows:

          .75 of 1% for Balanced Fund;
          .60 of 1% for High Yield Fund; and
          .50 of 1% for Limited Duration U.S. Government Fund.

     For the fiscal year ended November 30, 2002, Lord Abbett waived its entire management fee for the Balanced Fund.

     Lord Abbett is entitled to a monthly fee based on U.S. Government Fund's average daily net assets for each month at the annual rate set forth below:

          .50 of 1% on the first $3 billion of average daily net assets and .45 of 1% on its assets over $3 billion.

     For the fiscal year ended November 30, 2002, the fees paid to Lord Abbett were at an effective annual rate of .50 of 1% for the U.S. Government Fund.

     In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at the annual rate of .04% of each Fund's average daily net assets. Each Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.

     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund's investments.

     BALANCED FUND. Robert S. Dow, Managing Partner and Chief Investment Officer, Zane E. Brown, Partner and Director of Fixed Income, and Robert G. Morris, Partner and Director of Equity Investments, oversee and review the allocation and investment of the Fund's assets in the underlying funds. Mr. Dow began his tenure with Lord Abbett in 1972. Mr. Brown has been with Lord Abbett since 1992. Mr. Morris has been with Lord Abbett since 1991.

     HIGH YIELD FUND. Christopher J. Towle, Partner and Investment Manager, heads the team and has been with Lord Abbett since 1987. Michael S. Goldstein, Partner and Fixed Income Investment Manager, is a senior team member and has been with Lord Abbett since 1997.

     LIMITED DURATION U.S. GOVERNMENT FUND AND U.S. GOVERNMENT FUND. Robert I. Gerber, Partner and Director of Taxable Fixed Income Management, heads the team. Mr. Gerber joined Lord Abbett in 1997. The other senior team members are Walter H. Prahl and Robert A. Lee. Mr. Prahl, Partner and Director of Quantitative Research, Taxable Fixed Income, joined Lord Abbett in 1997. Mr. Lee, Partner and Fixed Income Investment Manager, joined Lord Abbett in 1997.


                                                                    The Funds 19

                                                                 YOUR INVESTMENT

PURCHASES

     The Funds offer in this prospectus four classes of shares: Classes A, B, C, and P, each with different expenses and dividends. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form. We will not consider an order to be in proper form until we have completed our review and verification of information provided. A front-end sales charge is normally added to the NAV in the case of the Class A shares. There is no front-end sales charge in the case of the Class B, Class C, and Class P shares, although there may be a contingent deferred sales charge ("CDSC") as described below.

     You should read this section carefully to determine which class of shares represents the best investment option for your particular situation. It may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. You should discuss purchase options with your investment professional.

     FOR MORE INFORMATION, SEE "CLASSES OF SHARES" IN THE STATEMENT OF ADDITIONAL INFORMATION.

     We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

================================================================================
 Share Classes
--------------------------------------------------------------------------------

CLASS A  -  normally offered with a front-end sales charge
CLASS B  -  no front-end sales charge, but a CDSC is applied to shares redeemed before the sixth anniversary of purchase
         - higher annual expenses than Class A shares - automatically convert to Class A shares after eight years
CLASS C  -  no front-end sales charge, but a CDSC is applied to shares redeemed before the first anniversary of purchase
         -  higher annual expenses than Class A shares
CLASS P  -  available only to certain investors
         -  no front-end sales charge and no CDSC

[SIDENOTE]

NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after a Fund receives your order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board. Certain foreign securities that are primarily listed on foreign exchanges may trade on weekends or days when a Fund's NAV is not calculated. As a result, a Fund's NAV may change on days when shareholders will not be able to purchase or redeem Fund shares.

20 Your Investment

================================================================================
Front-End Sales Charges - Class A Shares

(Balanced Fund Only)

--------------------------------------------------------------------------------

                                                        TO COMPUTE      MAXIMUM DEALER'S
                        AS A % OF       AS A % OF     OFFERING PRICE       CONCESSION
YOUR INVESTMENT      OFFERING PRICE  YOUR INVESTMENT   DIVIDE NAV BY  (% OF OFFERING PRICE)
-------------------------------------------------------------------------------------------
Less than $50,000           5.75%            6.10%             .9425            5.00%
-------------------------------------------------------------------------------------------
$50,000 to $99,999          4.75%            4.99%             .9525            4.00%
-------------------------------------------------------------------------------------------
$100,000 to $249,999        3.95%            4.11%             .9605            3.25%
-------------------------------------------------------------------------------------------
$250,000 to $499,999        2.75%            2.83%             .9725            2.25%
-------------------------------------------------------------------------------------------
$500,000 to $999,999        1.95%            1.99%             .9805            1.75%
-------------------------------------------------------------------------------------------
$1,000,000 and over   No Sales Charge                         1.0000                +
-------------------------------------------------------------------------------------------

+ See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."

================================================================================
Front-End Sales Charges - Class A Shares

(High Yield and U.S. Government Funds Only)

--------------------------------------------------------------------------------

                                                        TO COMPUTE      MAXIMUM DEALER'S
                        AS A % OF       AS A % OF     OFFERING PRICE       CONCESSION
YOUR INVESTMENT      OFFERING PRICE  YOUR INVESTMENT   DIVIDE NAV BY  (% OF OFFERING PRICE)
-------------------------------------------------------------------------------------------
Less than $100,000        4.75%          4.99%             .9525            4.00%
---------------------------------------------------------------------------------------
$100,000 to $249,999      3.95%          4.11%             .9605            3.25%
---------------------------------------------------------------------------------------
$250,000 to $499,999      2.75%          2.83%             .9725            2.25%
---------------------------------------------------------------------------------------
$500,000 to $999,999      1.95%          1.99%             .9805            1.75%
---------------------------------------------------------------------------------------
$1,000,000 and over  No Sales Charge                      1.0000                +
-------------------------------------------------------------------------------------------


+ See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."

================================================================================
Front-End Sales Charges - Class A Shares

(Limited Duration U.S. Government Fund Only)

--------------------------------------------------------------------------------

                                                           TO COMPUTE      MAXIMUM DEALER'S
                           AS A % OF       AS A % OF     OFFERING PRICE       CONCESSION
YOUR INVESTMENT         OFFERING PRICE  YOUR INVESTMENT   DIVIDE NAV BY  (% OF OFFERING PRICE)
----------------------------------------------------------------------------------------------
Less than $50,000              3.25%          3.36%             .9675            2.75%
----------------------------------------------------------------------------------------------
$50,000 to $99,999             2.75%          2.83%             .9725            2.25%
----------------------------------------------------------------------------------------------
$100,000 to $249,999           2.50%          2.56%             .9750            2.00%
----------------------------------------------------------------------------------------------
$250,000 to $499,999           2.00%          2.04%             .9800            1.70%
----------------------------------------------------------------------------------------------
$500,000 to $999,999           1.50%          1.52%             .9850            1.25%
----------------------------------------------------------------------------------------------
$1,000,000 and over      No Sales Charge                       1.0000                +
----------------------------------------------------------------------------------------------


+ See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."


                                                              Your Investment 21

     REDUCING YOUR CLASS A SHARE FRONT-END SALES CHARGES. Class
     A shares may be purchased at a discount if you qualify under either of the following conditions:

     - RIGHTS OF ACCUMULATION - A Purchaser may apply the value at public offering price of the Class A shares already owned to a new purchase of Class A shares of any ELIGIBLE FUND in order to reduce the sales charge.

     - LETTER OF INTENTION - A Purchaser of Class A shares may purchase additional Class A shares of any Eligible Fund over a 13-month period and receive the same sales charge as if all shares were purchased at once. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention may be backdated 90 days. Current holdings under Rights of Accumulation may be included in a Letter of Intention.

     The term "Purchaser" includes: (1) an individual, (2) an individual, his or her spouse and children under the age of 21, or (3) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code). Please note that more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee, although more than one beneficiary is involved.

     FOR MORE INFORMATION ON ELIGIBILITY FOR THESE PRIVILEGES, READ THE APPLICABLE SECTIONS IN THE APPLICATION.

     CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

     - purchases of $1 million or more,*

     - purchases by RETIREMENT AND BENEFIT PLANS with at least 100 eligible employees,*

     - purchases for Retirement and Benefit Plans made through FINANCIAL INTERMEDIARIES that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Funds and/or LORD ABBETT DISTRIBUTOR LLC specifically for such purchases,*

     - purchases made with dividends and distributions on Class A shares of another Eligible Fund,

     - purchases representing repayment under the loan feature of the Lord Abbett - sponsored prototype 403(b) Plan for Class A shares,

     - purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

     - purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases,

     - purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

     - purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or

     - purchases through an omnibus account of a dealer that features ten or fewer preferred mutual fund families, including the Lord Abbett-sponsored funds, within 30 days of, and with the proceeds from, a redemption through the same dealer's omnibus account of shares of a mutual fund that were originally purchased subject to a sales charge.

     SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A LISTING OF OTHER CATEGORIES OF PURCHASERS WHO QUALIFY FOR CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE.

*    THESE CATEGORIES MAY BE SUBJECT TO A CDSC.

[SIDENOTE]

PLEASE INFORM THE FUNDS IF YOU BELIEVE YOU QUALIFY FOR A REDUCED FRONT-END SALES CHARGE.

ELIGIBLE FUND. An "Eligible Fund" is any Lord Abbett-sponsored fund except for:
(1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such a fund is not offered for sale; (2) Lord Abbett Series Fund, Inc.; (3) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett-sponsored funds); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares. An Eligible Fund also is any Authorized Institution's affiliated money market fund meeting criteria set by Lord Abbett Distributor LLC as to certain omnibus account and other criteria.

RETIREMENT AND BENEFIT PLANS include qualified and non-qualified retirement plans, deferred compensation plans and certain other retirement, savings or benefit plans, excluding Individual Retirement Accounts. Lord Abbett offers a variety of retirement plans. Call 800-253-7299 for information about:

-  Traditional, Rollover, Roth and Education IRAs
-  Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts
-  Defined Contribution Plans

FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, record-keepers, trustees, custodians, financial consultants and insurance companies.

LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Funds to work with investment professionals who buy and/or sell shares of the Funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

22 Your Investment

     DEALER CONCESSIONS ON CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Dealers may receive distribution-related compensation (i.e., concessions) according to the Schedule set forth below under the following circumstances:

     - purchases of $1 million or more,

     - purchases by Retirement and Benefit Plans with at least 100 eligible employees, or

     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases ("alliance arrangements").

================================================================================
Dealer Concession Schedule - Class A Shares

(for certain purchases without a front-end sales charge)
--------------------------------------------------------------------------------

The dealer concession received is based on the amount of the Class A share investment as follows:

                                              DEALER'S CONCESSION
                                              FOR BALANCED FUND,      DEALER'S CONCESSION
                             FRONT-END        HIGH YIELD FUND, AND    FOR LIMITED DURATION U.S.
CLASS A INVESTMENTS          SALES CHARGE*    U.S. GOVERNMENT FUND    GOVERNMENT FUND
----------------------------------------------------------------------------------------------
First $5 million               None                    1.00%                    0.75%
----------------------------------------------------------------------------------------------
Next $5 million above that     None                    0.55%                    0.55%
----------------------------------------------------------------------------------------------
Next $40 million above that    None                    0.50%                    0.35%
----------------------------------------------------------------------------------------------
Over $50 million               None                    0.25%                    0.25%
----------------------------------------------------------------------------------------------

* Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed on or before the 24th month after the month in which the shares were initially purchased. For alliance arrangements involving Financial Intermediaries offering multiple fund families to Retirement or Benefit Plans, the CDSC normally will be collected only when a Plan effects a complete redemption of all or substantially all shares of all Lord Abbett-sponsored funds in which the Plan is invested.

Dealers receive concessions expressed above on purchases made within text can not go below this line a 12-month period beginning with the first NAV purchase for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Each Fund may not pay concessions with respect to alliance arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC. In addition, if a Financial Intermediary decides to waive receipt of the concession, each Fund may waive any CDSC that might otherwise have applied to any such purchase.

Financial Intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

================================================================================
Contingent Deferred Sales Charge (CDSC)
--------------------------------------------------------------------------------

A CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under Retirement and Benefit Plans will constitute new sales for purposes of assessing the CDSC. To minimize the amount of any CDSC, each Fund redeems shares in the following order:

     1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)
     2. shares held for six years or more (Class B) or two years or more after the month of purchase (Class A) or one year or more (Class C)
     3. shares held the longest before the sixth anniversary of their purchase (Class B) or before the second anniversary after the month of their purchase (Class A) or before the first anniversary of their purchase (Class C)

                                                              Your Investment 23

CLASS A SHARE CDSC. If you buy Class A shares of a Fund under one of the starred (*) categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares on or before the 24th month after the month in which you initially purchased those shares, the Fund normally will collect a CDSC of 1% and remit it to the fund in which you originally purchased the shares.

The Class A share CDSC generally will not be assessed under the following circumstances:

- benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement and Benefit Plans (documentation may be required)

- redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Funds and/or Lord Abbett Distributor, provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds

CLASS B SHARE CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares according to the following schedule:

================================================================================
Contingent Deferred Sales Charges - Class B Shares
--------------------------------------------------------------------------------

ANNIVERSARY(1) OF THE DAY ON                        CONTINGENT DEFERRED SALES CHARGE
WHICH THE PURCHASE ORDER                            ON REDEMPTION (AS % OF AMOUNT
WAS ACCEPTED                                        SUBJECT TO CHARGE)
On                            Before
------------------------------------------------------------------------------------
                              1st                                5.0%
------------------------------------------------------------------------------------
1st                           2nd                                4.0%
------------------------------------------------------------------------------------
2nd                           3rd                                3.0%
------------------------------------------------------------------------------------
3rd                           4th                                3.0%
------------------------------------------------------------------------------------
4th                           5th                                2.0%
------------------------------------------------------------------------------------
5th                           6th                                1.0%
------------------------------------------------------------------------------------
on or after the 6th(2)                                           None
------------------------------------------------------------------------------------

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares will automatically convert to Class A shares on the eighth anniversary of the purchase of Class B shares.

     The Class B share CDSC generally will not be assessed under the following circumstances:

     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement and Benefit Plans

     - ELIGIBLE MANDATORY DISTRIBUTIONS under 403(b) Plans and individual retirement accounts

     - death of the shareholder

     - redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

     SEE "SYSTEMATIC WITHDRAWAL PLAN" UNDER "SERVICES FOR FUND INVESTORS" FOR MORE INFORMATION ON CDSCS WITH RESPECT TO CLASS B SHARES.

[SIDENOTE]

BENEFIT PAYMENT DOCUMENTATION. (Class A CDSC only) Requests for benefit payments of $50,000 or more must be in writing. Use the address indicated under "Opening your Account."

ELIGIBLE MANDATORY DISTRIBUTIONS. If Class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the Class B share investment bears to the total investment.

24 Your Investment

     CLASS C SHARE CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of their purchase. The CDSC will be remitted to Lord Abbett Distributor.

     CLASS P SHARES. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV in connection with (a) orders made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such orders; and (b) orders for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such orders.

SALES COMPENSATION

     As part of its plan for distributing shares, each Fund and Lord Abbett Distributor pay sales and service compensation to AUTHORIZED INSTITUTIONS that sell the Fund's shares and service its shareholder accounts.

     As shown in the table "Fees and Expenses," sales compensation originates from sales charges, which are paid directly by shareholders, and 12b-1 distribution fees, which are paid by the Funds. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE                               CLASS A        CLASS B       CLASS C       CLASS P
------------------------------------------------------------------------------------
Service                               .25%           .25%          .25%          .20%
------------------------------------------------------------------------------------
Distribution                          .10%*          .75%          .75%          .25%
------------------------------------------------------------------------------------

* Class A shares also pay a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period. See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."

     The Rule 12b-1 plans for Class A and Class P shares provide that the maximum payments that may be authorized by the Board are .50% and .75%, respectively. We may not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we may not require payment of any otherwise applicable CDSC.

     ADDITIONAL CONCESSIONS TO AUTHORIZED INSTITUTIONS. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from a Fund and may be made in the form of cash or, if permitted, non-cash payments. The non-cash payments may include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or merchandise. The cash payments may include payment of various business expenses of the dealer.

[SIDENOTE]

AUTHORIZED INSTITUTIONS are institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan. Lord Abbett Distributor is an Authorized Institution.

12b-1 FEES ARE PAYABLE REGARDLESS OF EXPENSES. The amounts payable by a Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, a Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

                                                              Your Investment 25

     In selecting dealers to execute portfolio transactions for a Fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares or shares of other Lord Abbett-sponsored funds.

     SALES ACTIVITIES. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to a Fund's Class A and Class C shares for activities that are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

     SERVICE ACTIVITIES. We may pay 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

OPENING YOUR ACCOUNT

     MINIMUM INITIAL INVESTMENT

     - Regular Account
       (Balanced Fund, High Yield Fund and Limited Duration U.S. Government Fund) $ 1,000
       (U.S. Government Fund)                                                     $   500
     ------------------------------------------------------------------------------------
     - Individual Retirement Accounts and
       403(b) Plans under the Internal Revenue Code                               $   250
     ------------------------------------------------------------------------------------
     - Uniform Gift to Minor Account                                              $   250
     ------------------------------------------------------------------------------------
     - Invest-A-Matic                                                             $   250
     ------------------------------------------------------------------------------------

     No minimum investment is required for certain Retirement and Benefit Plans and certain purchases through Financial Intermediaries that charge their clients a fee for services that include investment advisory or management services.

     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the Application and send it to the Fund you select at the address stated below. You should note that your purchases and other transactions may be subject to review and verification on an ongoing basis. Please carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.

     NAME OF FUND
     P.O. Box 219100
     Kansas City, MO 64121

     PROPER FORM. An order submitted directly to a Fund must contain: (1) a completed application, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information, please call the Fund at 800-821-5129.

     BY EXCHANGE. Please call the Fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

26 Your Investment

REDEMPTIONS

     Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129. To determine if a CDSC applies to a redemption, see "Class A Share CDSC," "Class B Share CDSC," or "Class C Share CDSC."

     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Fund at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),
     - a redemption check payable to anyone other than the shareholder(s) of record,
     - a redemption check to be mailed to an address other than the address of record,
     - a redemption check payable to a bank other than the bank we have on file, or
     - a redemption for $50,000 or more.

     REDEMPTIONS IN KIND. Under circumstances in which it is deemed detrimental to the best interests of each Fund's shareholders to make redemption payments wholly in cash, a Fund may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of a Fund's net assets by a distribution in kind of readily marketable securities in lieu of cash. Each Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

DISTRIBUTIONS AND TAXES

     Each Fund expects to pay you dividends from its net investment income monthly. The Limited Duration U.S. Government Fund and U.S. Government Fund normally declare dividends from their net investment income daily. Each Fund expects to distribute its net capital gains (if any) annually as "capital gains distributions."


[SIDENOTE]

SMALL ACCOUNTS. Our Board may authorize closing any account in which there are fewer than 25 shares if it is in a Fund's best interest to do so.

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

-  In the case of an estate -

   Robert A. Doe
   Executor of the Estate of
   John W. Doe

   [Date]

   [SEAL]

-  In the case of a corporation - ABC Corporation

   /s/ Mary B. Doe

   By Mary B. Doe, President

   [Date]

   [SEAL]

                                                              Your Investment 27

     Distributions will be reinvested in Fund shares unless you instruct a Fund to pay them to you in cash. For distributions payable on accounts other than those held in the name of your dealer, if you instruct a Fund to pay your distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, each Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on reinvestments.

     A Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.

     Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.

     If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

     Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by a Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the Application or by calling 800-821-5129.

--------------------------------------------------------------------------------
For investing
INVEST-A-MATIC             You can make fixed, periodic investments ($50
(Dollar-cost               minimum) into your Fund account by means of
averaging)                 automatic money transfers from your bank checking
                           account. See the Application for instructions.

DIV-MOVE You can automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

For selling shares

SYSTEMATIC                 You can make regular withdrawals from most Lord
WITHDRAWAL                 Abbett-sponsored funds. Automatic cash withdrawals
PLAN ("SWP")               will be paid to you from your account in fixed or
                           variable amounts. To establish a SWP, the value of your shares for Class A or Class C must be at least $10,000, and for Class B the value of your shares must be at least $25,000, except in the case of a SWP established for Retirement and Benefit Plans, for which there is no minimum. Your shares must be in non-certificate form.

CLASS B SHARES             The CDSC will be waived on redemptions of up to
                           12% of the current net asset value of your account at the time of your SWP request. For Class B share
                           SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation.

CLASS B AND                Redemption proceeds due to a SWP for Class B and
CLASS C SHARES             Class C shares will be redeemed in the order
                           described under "CDSC" under "Purchases."
--------------------------------------------------------------------------------

28 Your Investment

OTHER SERVICES

     TELEPHONE INVESTING. After we have received the Application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Funds for an existing account. Each Fund will purchase the requested shares when it receives the money from your bank.

     EXCHANGES. You or your investment professional may instruct the Funds to exchange shares of any class for shares of the same class of any Eligible Fund. Instructions may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Funds must receive instructions for the exchange before the close of the NYSE on the day of your call, in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes and may create a taxable situation for you (see "Distributions and Taxes" section). Be sure to read the current prospectus for any fund into which you are exchanging.

     REINVESTMENT PRIVILEGE. If you redeem shares of a Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

     HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of the Funds' prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219100, Kansas City, MO 64121.

     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Funds at 800-821-5129.

     SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible
     Fund.

[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number, and other relevant information. The Funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. Transactions by telephone may be difficult to implement in times of drastic economic or market change.

EXCHANGE LIMITATIONS. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges and similar trading practices can disrupt management of each Fund and raise expenses. Accordingly, the Funds reserve the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The Funds also may revoke the privilege for all shareholders upon 60 days written notice. In addition, as stated under "Purchases," the Funds reserve the right to reject any purchase order, including purchase orders from shareholders whose trading has been or may be disruptive to the Funds.


                                                              Your Investment 29

                                                                   BALANCED FUND

                             FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2002 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


------------------------------------------------------------------------------------------------------------------------------
                                                                                   CLASS A SHARES
                                                       -----------------------------------------------------------------------
                                                                                  YEAR ENDED 11/30
Per Share Operating Performance                            2002           2001           2000           1999           1998
NET ASSET VALUE, BEGINNING OF YEAR                     $     10.80    $     11.64    $     12.34    $     12.87    $     12.80
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                         .42(a)         .52(a)         .58(a)         .54(a)         .54(a)
------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)                     (1.14)          (.26)          (.01)           .61            .40
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                              (.72)           .26            .57           1.15            .94
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                        (.41)          (.56)          (.60)          (.54)          (.52)
------------------------------------------------------------------------------------------------------------------------------
 Paid-in capital                                                --           (.05)            --             --             --
------------------------------------------------------------------------------------------------------------------------------
 Net realized gain                                              --           (.49)          (.67)         (1.14)          (.35)
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                           (.41)         (1.10)         (1.27)         (1.68)          (.87)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                           $      9.67    $     10.80    $     11.64    $     12.34    $     12.87
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                              (6.76)%         2.24%          4.85%         10.01%          7.69%
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver and expense reductions             .38%           .32%           .36%           .25%           .27%
------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver and expense reductions            1.39%          1.47%          1.51%          1.00%           .92%
------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                        4.19%          4.72%          4.94%          4.41%          4.28%
==============================================================================================================================

                                                                              YEAR ENDED 11/30
                                                       -----------------------------------------------------------------------
SUPPLEMENTAL DATA:                                         2002           2001           2000           1999           1998
NET ASSETS, END OF YEAR (000)                          $   154,128    $    98,032    $    75,360    $    72,073    $    44,668
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          0%         30.69%          3.86%          8.30%        131.36%
==============================================================================================================================

                                                                               CLASS B SHARES
                                                       -----------------------------------------------------------------------
                                                                           YEAR ENDED 11/30                         5/1/1998(d)
                                                       --------------------------------------------------------         TO
Per Share Operating Performance                            2002           2001           2000           1999        11/30/1998
NET ASSET VALUE, BEGINNING OF PERIOD                   $     10.79    $     11.63    $     12.32    $     12.86    $     13.14
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                         .36(a)         .46(a)         .53(a)         .52(a)         .25(a)
------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)                     (1.14)          (.28)          (.04)           .52           (.28)
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                              (.78)           .18            .49           1.04           (.03)
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                        (.34)          (.48)          (.51)          (.44)          (.25)
------------------------------------------------------------------------------------------------------------------------------
 Paid-in capital                                                --           (.05)            --             --             --
------------------------------------------------------------------------------------------------------------------------------
 Net realized gain                                              --           (.49)          (.67)         (1.14)            --
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                           (.34)         (1.02)         (1.18)         (1.58)          (.25)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $      9.67    $     10.79    $     11.63    $     12.32    $     12.86
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                              (7.32)%         1.54%          4.22%          9.03%          (.16)%(c)
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver and expense reductions            1.00%          1.00%          1.00%          1.00%           .61%(c)
------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver and expense reductions            2.01%          2.15%          2.15%          1.75%          1.26%(c)
------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                        3.57%          4.16%          4.52%          4.28%          1.98%(c)
==============================================================================================================================

                                                                           YEAR ENDED 11/30                         5/1/1998(d)
                                                       --------------------------------------------------------         TO
SUPPLEMENTAL DATA:                                         2002           2001           2000           1999        11/30/1998
NET ASSETS, END OF PERIOD (000)                        $    29,415    $    22,837    $    15,527    $    13,149    $     5,102
------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                          0%         30.69%          3.86%          8.30%        131.36%
==============================================================================================================================


30 Financial Information

                                                                   BALANCED FUND

------------------------------------------------------------------------------------------------------------------------------
                                                                                   CLASS C SHARES
                                                       -----------------------------------------------------------------------
                                                                                  YEAR ENDED 11/30
Per Share Operating Performance                            2002           2001           2000           1999           1998
NET ASSET VALUE, BEGINNING OF YEAR                     $     10.80    $     11.61    $     12.31    $     12.85    $     12.78
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                         .36(a)         .45(a)         .50(a)         .52(a)         .41(a)
------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)                     (1.14)          (.24)          (.02)           .52            .40
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                              (.78)           .21            .48           1.04            .81
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                        (.36)          (.48)          (.51)          (.44)          (.39)
------------------------------------------------------------------------------------------------------------------------------
 Paid-in capital                                                --           (.05)            --             --             --
------------------------------------------------------------------------------------------------------------------------------
 Net realized gain                                              --           (.49)          (.67)         (1.14)          (.35)
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                           (.36)         (1.02)         (1.18)         (1.58)          (.74)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                           $      9.66    $     10.80    $     11.61    $     12.31    $     12.85
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                              (7.33)%         1.81%          4.12%          9.03%          6.62%
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver and expense reductions             .98%           .82%          1.00%          1.00%         1.26%
------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver and expense reductions            1.99%          1.97%          2.15%          1.75%          1.91%
------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                        3.59%          4.10%          4.28%          4.28%          3.24%
==============================================================================================================================

                                                                                  YEAR ENDED 11/30
                                                       -----------------------------------------------------------------------
SUPPLEMENTAL DATA:                                         2002           2001           2000           1999           1998
NET ASSETS, END OF YEAR (000)                          $    23,968    $    19,835    $    15,778    $    14,908    $     7,905
------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                          0%         30.69%          3.86%          8.30%        131.36%
------------------------------------------------------------------------------------------------------------------------------


(a) Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c) Not annualized.
(d) Commencement of offering of class shares.

                                                        Financial Information 31

                                                                 HIGH YIELD FUND

FINANCIAL HIGHLIGHTS

     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2002 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


-------------------------------------------------------------------------------------------------------------------------
                                                                                CLASS A SHARES
                                                       ------------------------------------------------------------------
                                                                      YEAR ENDED 11/30                      12/31/1998(a)
                                                       -----------------------------------------------           to
Per Share Operating Performance                            2002              2001              2000           11/30/1999
NET ASSET VALUE, BEGINNING OF PERIOD                   $      8.25       $      8.39       $      9.72       $     10.08
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------------
 Net investment income                                         .69(b)            .79(b)            .85(b)            .83(b)
-------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized loss                             (.83)             (.04)            (1.25)             (.34)
-------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                              (.14)              .75              (.40)              .49
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
-------------------------------------------------------------------------------------------------------------------------
 Net investment income                                        (.73)             (.82)             (.93)             (.85)
-------------------------------------------------------------------------------------------------------------------------
 Paid-in capital                                              (.04)             (.07)               --                --
-------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                           (.77)             (.89)             (.93)             (.85)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $      7.34       $      8.25       $      8.39       $      9.72
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(c)                                              (1.66)%            9.14%            (4.60)%            4.99%(d)
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver and expense reductions            1.26%             1.33%              .86%              .46%(d)
-------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver and expense reductions            1.26%             1.34%             1.37%             1.25%(d)
-------------------------------------------------------------------------------------------------------------------------
 Net investment income                                        9.04%             9.36%             9.18%             8.44%(d)
=========================================================================================================================

                                                                      YEAR ENDED 11/30                      12/31/1998(a)
                                                       -----------------------------------------------           to
SUPPLEMENTAL DATA:                                         2002              2001              2000           11/30/1998
NET ASSETS, END OF PERIOD (000)                        $    70,289       $    31,066       $    17,496       $    14,133
------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                      68.70%            93.11%            80.53%           109.57%
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                 CLASS B SHARES
                                                       ------------------------------------------------------------------
                                                                      YEAR ENDED 11/30                      12/31/1998(a)
                                                       -----------------------------------------------           to
Per Share Operating Performance                            2002              2001              2000           11/30/1999
NET ASSET VALUE, BEGINNING OF PERIOD                   $      8.22       $      8.37       $      9.70       $     10.08
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------
 Net investment income                                         .64(b)            .74(b)            .79(b)            .78(b)
------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized loss                             (.82)             (.05)            (1.24)             (.37)
------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                              (.18)              .69              (.45)              .41
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
------------------------------------------------------------------------------------------------------------------------
 Net investment income                                        (.69)             (.77)             (.88)             (.79)
------------------------------------------------------------------------------------------------------------------------
 Paid-in capital                                              (.04)             (.07)               --                --
------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                           (.73)             (.84)             (.88)             (.79)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $      7.31       $      8.22       $      8.37       $      9.70
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(c)                                              (2.26)%            8.36%            (5.17)%            4.22%(d)
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver and expense reductions            1.85%             1.96%             1.48%             .90%(d)
------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver and expense reductions            1.85%             1.97%             1.99%             1.45%(d)
------------------------------------------------------------------------------------------------------------------------
 Net investment income                                        8.45%             8.74%             8.57%             7.92%(d)
=========================================================================================================================

                                                                      YEAR ENDED 11/30                      12/31/1998(a)
                                                       -----------------------------------------------           to
SUPPLEMENTAL DATA:                                         2002              2001              2000           11/30/1998
NET ASSETS, END OF PERIOD (000)                        $    29,320       $    16,375       $     8,633       $     8,610
-------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                      68.70%            93.11%            80.53%           109.57%
-------------------------------------------------------------------------------------------------------------------------


32 Financial Information

                                                                 HIGH YIELD FUND

-------------------------------------------------------------------------------------------------------------------------
                                                                                 CLASS C SHARES
                                                       ------------------------------------------------------------------
                                                                      YEAR ENDED 11/30                      12/31/1998(a)
                                                       -----------------------------------------------           to
Per Share Operating Performance                            2002              2001              2000           11/30/1999
NET ASSET VALUE, BEGINNING OF PERIOD                   $      8.23       $      8.37       $      9.70       $     10.08
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------------
 Net investment income                                         .64(b)            .74(b)            .79(b)            .78(b)
-------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized loss                             (.82)             (.04)            (1.24)             (.37)
-------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                              (.18)              .70              (.45)              .41
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
-------------------------------------------------------------------------------------------------------------------------
 Net investment income                                        (.69)             (.77)             (.88)             (.79)
-------------------------------------------------------------------------------------------------------------------------
 Paid-in capital                                              (.04)             (.07)               --                --
-------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                           (.73)             (.84)             (.88)             (.79)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $      7.32       $      8.23       $      8.37       $      9.70
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(c)                                              (2.25)%            8.48%            (5.17)%            4.21%(d)
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver and expense reductions            1.85%             1.96%             1.48%              .90%(d)
-------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver and expense reductions            1.85%             1.97%             1.99%             1.45%(d)
-------------------------------------------------------------------------------------------------------------------------
 Net investment income                                        8.45%             8.71%             8.60%             7.92%(d)
=========================================================================================================================

                                                                      YEAR ENDED 11/30                      12/31/1998(a)
                                                       -----------------------------------------------           to
SUPPLEMENTAL DATA                                          2002              2001              2000           11/30/1999
NET ASSETS, END OF PERIOD (000)                        $    38,592       $    17,621       $     5,717       $     5,945
-------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                      68.70%            93.11%            80.53%           109.57%
-------------------------------------------------------------------------------------------------------------------------


(a) Commencement of operations.
(b) Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d) Not annualized.


                                                        Financial Information 33

                                           LIMITED DURATION U.S. GOVERNMENT FUND

FINANCIAL HIGHLIGHTS

    This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2002 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


---------------------------------------------------------------------------------------------------------------------------------
                                                                                   CLASS A SHARES
                                                    -----------------------------------------------------------------------------
                                                                                  YEAR ENDED 11/30
Per Share Operating Performance                         2002           2001              2000              1999           1998
NET ASSET VALUE, BEGINNING OF YEAR                  $      4.48    $      4.45       $      4.34       $      4.46    $      4.40
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                      .12(a)         .19(a)(c)         .27(a)(c)         .27(a)         .26(a)
--------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)                    .13            .17               .08              (.15)           .04
--------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                            .25            .36               .35               .12            .30
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
--------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                     (.19)          (.33)             (.24)             (.24)          (.24)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                        $      4.54    $      4.48       $      4.45       $      4.34    $      4.46
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                            5.59%          8.27%             8.03%             3.05%          7.06%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver and expense reductions          .78%           .94%              .29%              .32%          .47%
---------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver and expense reductions          .78%           .95%              .91%             1.00%          1.38%
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                     2.72%          4.30%             6.27%             6.21%          5.86%
=================================================================================================================================

                                                                                  YEAR ENDED 11/30
                                                    -----------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2002           2001              2000              1999           1998
NET ASSETS, END OF YEAR (000)                       $    67,234    $    26,380       $     9,312       $    10,320    $     5,705
---------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                  360.66%        564.26%           448.04%           310.16%        346.67%
=================================================================================================================================

                                                                                   CLASS C SHARES
                                                    -----------------------------------------------------------------------------
                                                                                  YEAR ENDED 11/30
Per Share Operating Performance                            2002           2001              2000              1999           1998
NET ASSET VALUE, BEGINNING OF YEAR                  $      4.51    $      4.44       $      4.33       $      4.47    $      4.40
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                      .08(a)         .14(a)(c)         .23(a)(c)         .23(a)         .22(a)
---------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)                    .12            .17               .08              (.17)           .05
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                            .20            .31               .31               .06            .27
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                     (.14)          (.24)             (.20)             (.20)          (.20)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                        $      4.57    $      4.51       $      4.44       $      4.33    $      4.47
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                            4.57%          7.12%             7.23%             1.33%          6.23%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver and expense reductions         1.76%          1.94%             1.29%             1.29%          1.35%
---------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver and expense reductions         1.76%          1.95%             1.91%             1.97%          2.26%
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                     1.74%          2.91%             5.35%             5.30%          4.94%
=================================================================================================================================

                                                                                  YEAR ENDED 11/30
                                                    -----------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2002           2001              2000              1999           1998
NET ASSETS END OF YEAR (000)                        $    59,658    $    25,506       $     4,167       $     5,929    $     5,295
---------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                  360.66%        564.26%           448.04%           310.16%        346.67%
---------------------------------------------------------------------------------------------------------------------------------

(a) Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c) Interest expense is less than $.01.

34 Financial Information

                                                            U.S. GOVERNMENT FUND

FINANCIAL HIGHLIGHTS

     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2002 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


---------------------------------------------------------------------------------------------------------------------------------
                                                                                   CLASS A SHARES
                                                    -----------------------------------------------------------------------------
                                                                                  YEAR ENDED 11/30
Per Share Operating Performance                         2002           2001              2000              1999           1998
NET ASSET VALUE, BEGINNING OF YEAR                  $      2.59    $      2.51       $      2.45       $      2.64    $      2.59
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income (net of interest expense)            .08(a)         .12(a)(c)         .14(a)(c)         .15(a)         .17(a)
---------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)                    .10            .12               .08              (.18)           .05
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                            .18            .24               .22              (.03)           .22
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                     (.13)          (.16)             (.16)             (.16)          (.17)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                        $      2.64    $      2.59       $      2.51       $      2.45    $      2.64
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                            7.00%          9.62%             8.68%             (.72)%         8.86%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
 Expenses, including expense reductions                    1.09%          1.09%             1.11%             1.02%           .96%
---------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding expense reductions                    1.09%          1.10%             1.12%             1.02%           .96%
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                     3.05%          4.76%             5.75%             6.07%          6.36%
=================================================================================================================================

                                                                                  YEAR ENDED 11/30
                                                    -----------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2002           2001              2000              1999           1998
NET ASSETS, END OF YEAR (000)                       $ 1,097,968    $ 1,093,286       $ 1,126,887       $ 1,354,030    $ 1,712,350
---------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                  560.84%        688.68%           406.10%           396.37%        399.64%
=================================================================================================================================

                                                                                   CLASS B SHARES
                                                    -----------------------------------------------------------------------------
                                                                                  YEAR ENDED 11/30
Per Share Operating Performance                         2002           2001              2000              1999           1998
NET ASSET VALUE, BEGINNING OF YEAR                  $      2.59    $      2.52       $      2.45       $      2.64    $      2.58
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income (net of interest expense)            .06(a)         .10(a)(c)         .12(a)(c)         .14(a)         .14(a)
---------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)                    .10            .11               .09              (.19)           .07
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                            .16            .21               .21              (.05)           .21
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                     (.11)          (.14)             (.14)             (.14)          (.15)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                        $      2.64    $      2.59       $      2.52       $      2.45    $      2.64
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                            6.42%          8.56%             8.39%            (1.43)%         8.49%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
 Expenses, including expense reductions                    1.70%          1.70%             1.76%             1.69%          1.66%
---------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding expense reductions                    1.70%          1.71%             1.77%             1.69%          1.66%
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                     2.44%          4.00%             5.10%             5.33%          5.36%
=================================================================================================================================

                                                                                  YEAR ENDED 11/30
                                                    -----------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2002           2001              2000              1999           1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000)                       $    97,262    $    56,264       $    30,250       $    33,181    $    29,293
---------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                  560.84%        688.68%           406.10%           396.37%        399.64%
=================================================================================================================================


                                                        Financial Information 35

                                                            U.S. GOVERNMENT FUND

---------------------------------------------------------------------------------------------------------------------------------
                                                                                   CLASS C SHARES
                                                    -----------------------------------------------------------------------------
                                                                                  YEAR ENDED 11/30
Per Share Operating Performance                         2002           2001              2000              1999           1998
NET ASSET VALUE, BEGINNING OF YEAR                  $      2.60    $      2.52       $      2.45       $      2.65    $      2.59
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income (net of interest expense)            .06(a)         .11(a)(c)         .13(a)(c)         .14(a)         .15(a)
---------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)                    .10            .11               .08              (.20)           .06
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                            .16            .22               .21              (.06)           .21
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                     (.11)          (.14)             (.14)             (.14)          (.15)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                        $      2.65    $      2.60       $      2.52       $      2.45    $      2.65
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                            6.36%          8.93%             8.38%            (1.80)%         8.47%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
 Expenses, including expense reductions                    1.68%          1.70%             1.76%             1.64%          1.62%
---------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding expense reductions                    1.68%          1.71%             1.77%             1.64%          1.62%
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                     2.46%          4.14%             5.15%             5.46%          5.69%
=================================================================================================================================

                                                                                  YEAR ENDED 11/30
                                                    -----------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2002           2001              2000              1999           1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000)                       $   111,853    $   101,476       $    93,163       $   118,379    $   160,761
---------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                  560.84%        688.68%           406.10%           396.37%        399.64%
---------------------------------------------------------------------------------------------------------------------------------

(a) Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c) Interest expense is less than $.01.

ADDITIONAL INFORMATION

     More information on each Fund is available free upon request, including the following:

     ANNUAL/SEMI-ANNUAL REPORT

     The Funds' Annual and Semi-Annual Reports contain more information about each Fund's investments and performance. The Annual Report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

     STATEMENT OF ADDITIONAL INFORMATION ("SAI")

     Provides more details about the Funds and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).

         Lord Abbett Investment Trust -
           Balanced Series
           High Yield Fund
           Limited Duration U.S. Government Securities Series           LAIT-1
           U.S. Government Securities Series                            (4/03)

TO OBTAIN INFORMATION:

BY TELEPHONE. For shareholder account inquiries call the Funds at: 800-821-5129. For literature requests call the Funds at: 888-522-2388.

BY MAIL.  Write to the Funds at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

VIA THE INTERNET.
LORD, ABBETT & CO.
LLC www.LordAbbett.com

Text only versions of Fund documents can be viewed online or downloaded from the
SEC: www.sec.gov.

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending your request electronically to publicinfo@sec.gov.

[LORD ABBETT(R) LOGO]

               Lord Abbett Mutual Fund shares are distributed by:
                           LORD ABBETT DISTRIBUTOR LLC
             90 Hudson Street - Jersey City, New Jersey 07302-3973

                            SEC FILE NUMBER: 811-7988


                                                              PRESORTED STANDARD
                                                                  US POSTAGE
                                                                     PAID
                                                                  PERMIT 552
                                                                 HACKENSACK NJ

                                                             [LORD ABBETT LOGO]

                                                                  APRIL 1, 2003

                                                                     PROSPECTUS

LORD ABBETT
  CORE FIXED INCOME FUND
  TOTAL RETURN FUND















AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PLEASE CALL 800-821-5129 FOR FURTHER INFORMATION.

                                TABLE OF CONTENTS

                                          PAGE
                              The Funds

       Information about the goal,         Core Fixed Income Fund                       2
   principal strategy, main risks,         Total Return Fund                            5
   performance, fees, and expenses         Additional Investment Information            9
                                           Management                                  10

                            Your Investment

         Information for managing          Purchases                                   11
                your Fund account          Sales Compensation                          15
                                           Opening Your Account                        16
                                           Redemptions                                 17
                                           Distributions and Taxes                     17
                                           Services For Fund Investors                 18

                        Financial Information

             Financial highlights          Core Fixed Income Fund                      20
                                           Total Return Fund                           22

                        Additional Information

How to learn more about the Funds          Back Cover
      and other Lord Abbett Funds

                                                          CORE FIXED INCOME FUND

                                    THE FUNDS

GOAL

     The investment objective of the Fund is to seek income and capital appreciation to produce a high total return.

PRINCIPAL STRATEGY

     Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities of various types. The Fund will provide shareholders with at least 60 days notice of any change in this policy. The Fund invests primarily in U.S. Government, mortgage-related, and investment grade debt securities, including those issued by non-U.S. entities but denominated in U.S. dollars (known as "Yankees").

     The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds. Duration is a mathematical concept that measures a portfolio's exposure to interest rate changes. The Fund expects to maintain its average duration range within two years of the bond market's duration as measured by the Lehman Brothers Aggregate Bond Index (currently approximately four years). The higher the Fund's duration, the more sensitive it is to interest rate risk.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of an investment in the Fund will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of debt securities are likely to decline, and when interest rates fall, the prices of debt securities tend to rise.

     The mortgage- and asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

     The Fund's investments in foreign securities may present increased market, liquidity, currency, political, information, and other risks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

[SIDENOTE]

WE OR THE FUND OR CORE FIXED INCOME FUND refers to the Lord Abbett Core Fixed Income Fund, a portfolio or series of Lord Abbett Investment Trust (the "Trust").

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. The Fund strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

INVESTMENT GRADE DEBT SECURITIES are debt securities that are rated within the four highest grades assigned by Moody's Investor Service, Inc. (Aaa, Aa, A,
Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB) or Fitch Investors Service (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.

                               CORE FIXED INCOME FUND   Symbols: Class A - LCRAX
                                                                 Class B - LCRBX
                                                                 Class C - LCRCX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

[CHART]

--------------------------------------------------------------------------------
Bar Chart (per calendar year) -- Class A Shares
--------------------------------------------------------------------------------

01    9.5%
02    9.3%

BEST QUARTER  3rd Q '01    +5.0%
WORST QUARTER 1st Q '02     0.0%
--------------------------------------------------------------------------------

     The table below shows how the average annual total returns of the Fund's Class A, B, C, and P shares compare to those of a broad-based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B, Class C, and Class P shares are not shown in the table and will vary from those shown for Class A shares.
--------------------------------------------------------------------------------
Average Annual Total Returns Through December 31, 2002
--------------------------------------------------------------------------------


SHARE CLASS                                                     1 YEAR       LIFE OF FUND(1)
Class A Shares
  Return Before Taxes                                            4.14%           8.28%
-----------------------------------------------------------------------------------------
  Return After Taxes on Distributions                            1.93%           4.65%
-----------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of Fund Shares    2.50%           4.79%
-----------------------------------------------------------------------------------------
Class B Shares                                                   4.65%           9.08%
-----------------------------------------------------------------------------------------
Class C Shares                                                   8.76%          10.24%
-----------------------------------------------------------------------------------------
Class P Shares                                                   9.30%          10.66%
-----------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index(2)
  (reflects no deduction for fees, expenses or taxes)           10.25%          10.18%(3)
-----------------------------------------------------------------------------------------


(1) The date of inception for Class A shares, Class B shares, Class C shares, and Class P shares is 8/31/00.

(2) The performance of the unmanaged index is not necessarily representative of the Fund's performance.

(3) Represents total return for the period 8/31/00 - 12/31/02, to correspond with the Class A, Class B, Class C, and Class P inception dates.

                                                          CORE FIXED INCOME FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

                                                                CLASS A    CLASS B(1)      CLASS C    CLASS P
SHAREHOLDER FEES (Fees paid directly from
 your investment)
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
 (as a % of offering price)                                       4.75%       none           none        none
-------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (see "Purchases")(2)                none(3)     5.00%          1.00%(4)    none
-------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses
 deducted from Fund assets) (as a % of
 average net assets)
-------------------------------------------------------------------------------------------------------------
Management Fees (see "Management")                                0.50%       0.50%          0.50%       0.50%
-------------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees(5)(6)                       0.35%       1.00%          1.00%       0.45%
-------------------------------------------------------------------------------------------------------------
Other Expenses(6)                                                 0.55%       0.55%          0.55%       0.55%
-------------------------------------------------------------------------------------------------------------
Total Operating Expenses(6)                                       1.40%       2.05%          2.05%       1.50%
-------------------------------------------------------------------------------------------------------------

(1) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.
(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.
(4) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(5) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(6) These amounts have been restated from fiscal year amounts to reflect estimated current fees.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                    1 YEAR     3 YEARS    5 YEARS   10 YEARS
Class A Shares                $    611   $    897   $  1,204   $  2,075
-----------------------------------------------------------------------
Class B Shares                $    708   $    943   $  1,303   $  2,213
-----------------------------------------------------------------------
Class C Shares                $    308   $    643   $  1,103   $  2,379
-----------------------------------------------------------------------
Class P Shares                $    153   $    474   $    818   $  1,791
-----------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


Class A Shares                $    611   $    897   $  1,204   $  2,075
-----------------------------------------------------------------------
Class B Shares                $    208   $    643   $  1,103   $  2,213
-----------------------------------------------------------------------
Class C Shares                $    208   $    643   $  1,103   $  2,379
-----------------------------------------------------------------------
Class P Shares                $    153   $    474   $    818   $  1,791
-----------------------------------------------------------------------


[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.

LORD ABBETT IS CURRENTLY WAIVING A PORTION OF ITS MANAGEMENT FEES AND SUBSIDIZING THE OTHER EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE OTHER EXPENSES AND THE MANAGEMENT FEES AT AN AGGREGATE RATE OF 0.65% OF THE AVERAGE DAILY NET ASSETS OF EACH SHARE CLASS. ACCORDINGLY, THE ESTIMATED EXPENSE RATIOS (NET OF WAIVERS AND EXPENSE REIMBURSEMENTS) ARE 1.00%, 1.65%, 1.65%, AND 1.10% FOR CLASS A, CLASS B, CLASS C AND CLASS P SHARES, RESPECTIVELY. LORD ABBETT MAY STOP WAIVING THE MANAGEMENT FEES AND SUBSIDIZING THE OTHER EXPENSES AT ANY TIME.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                               TOTAL RETURN FUND

GOAL

     The investment objective of the Fund is to seek income and capital appreciation to produce a high total return.

PRINCIPAL STRATEGY

     Under normal circumstances, the Fund invests primarily in the following fixed income securities: U.S. Government securities; mortgage-related securities; investment grade debt securities, including those issued by non-U.S. entities but denominated in U.S. dollars (known as "Yankees"); high-yield debt securities (sometimes called "lower-rated bonds" or "junk bonds"); and securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar. Investments in high-yield debt and non-U.S. debt denominated in foreign currencies are each limited to 20% of the Fund's net assets. The Fund also may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts.

     The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds. Duration is a mathematical concept that measures a portfolio's exposure to interest rate changes. The Fund expects to maintain its average duration range within two years of the bond market's duration as measured by the Lehman Brothers Aggregate Bond Index (currently approximately four years). The higher the Fund's duration, the more sensitive it is to interest rate risk.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of an investment in the Fund will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of debt securities are likely to decline, and when interest rates fall, the prices of debt securities tend to rise.

     The mortgage- and asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

[SIDENOTE]

WE OR THE FUND OR TOTAL RETURN FUND refers to Lord Abbett Total Return Fund, a portfolio or series of the Trust.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. The Fund strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

INVESTMENT GRADE DEBT SECURITIES are debt securities that are rated within the four highest grades assigned by Moody's Investor Service, Inc. (Aaa, Aa, A,
Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB) or Fitch Investors Service (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.

HIGH-YIELD DEBT SECURITIES (sometimes called "lower rated bonds" or "junk bonds") are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. High-yield debt securities have a higher risk of default than investment grade debt securities, and their prices are much more volatile. The market for high-yield debt securities may also be less liquid.

                                                               TOTAL RETURN FUND

The lower-rated bonds in which the Fund may invest involve greater risks than higher- rated bonds. First, there is a greater risk that the bond's issuer will not make payments of interest and principal payments when due. Some issuers may default as to principal and/or interest payments after the Fund purchases their securities. Second, the market for high-yield bonds generally is less liquid than the market for higher-rated securities. Third, during periods of uncertainty or market turmoil, prices of high-yield bonds generally decline. These risks may result in losses to the Fund.

The Fund's investments in foreign securities may present increased market, liquidity, currency, political, information, and other risks.

With respect to foreign currency transactions in which the Fund may engage, there is no guarantee that they will be successful. Although such transactions will be used primarily to attempt to protect the Fund from adverse currency movements, their use involves the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. In addition, it may be difficult or impractical to hedge currency risk in many emerging countries.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                                    TOTAL RETURN FUND   Symbols: Class A - LTRAX
                                                                 Class B - LTRBX
                                                                 Class C - LTRCX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

[CHART]

--------------------------------------------------------------------------------
Bar Chart (per calendar year) -- Class A Shares
--------------------------------------------------------------------------------

01    9.4%
02    8.7%

BEST QUARTER  3rd Q '01    +4.7%
WORST QUARTER 1st Q '02    +0.1%
--------------------------------------------------------------------------------

     The table below shows how the average annual total returns of the Fund's Class A, B, C, and P shares compare to those of two broad-based securities market indices. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B, Class C, and Class P shares are not shown in the table and will vary from those shown for Class A shares.

--------------------------------------------------------------------------------
Average Annual Total Returns Through December 31, 2002
--------------------------------------------------------------------------------


SHARE CLASS                                               1 YEAR      LIFE OF FUND(1)
Class A Shares
  Return Before Taxes                                      3.58%          8.00%
--------------------------------------------------------------------------------
  Return After Taxes on Distributions                      1.52%          4.78%
--------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of
   Fund Shares                                             2.14%          4.76%
--------------------------------------------------------------------------------
Class B Shares                                             4.14%          8.87%
--------------------------------------------------------------------------------
Class C Shares                                             8.24%          9.99%
--------------------------------------------------------------------------------
Class P Shares                                             8.79%         10.34%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index(2)
  (reflects no deduction for fees, expenses or taxes)     10.25%         10.18%(3)
--------------------------------------------------------------------------------
Lehman Brothers U.S. Universal Index(2)
  (reflects no deduction for fees, expenses or taxes)      9.83%          9.56%(3)
--------------------------------------------------------------------------------


(1) The date of inception for Class A shares, Class B shares, Class C shares, and Class P shares is 8/31/00.

(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

(3) Represents total return for the period 8/31/00 - 12/31/02, to correspond with the Class A, Class B, Class C, and Class P inception dates.

                                                               TOTAL RETURN FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

                                                      CLASS A    CLASS B(1)   CLASS C     CLASS P
SHAREHOLDER FEES (Fees paid directly from your
 investment)
-------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
 (as a % of offering price)                            4.75%       none        none         none
-------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (see "Purchases")(2)     none(3)     5.00%       1.00%(4)     none
-------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted
 from Fund assets) (as a % of average net assets)
-------------------------------------------------------------------------------------------------
Management Fees (see "Management")                     0.50%       0.50%       0.50%        0.50%
-------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees(5)(6)            0.39%       1.00%       1.00%        0.45%
-------------------------------------------------------------------------------------------------
Other Expenses                                         0.51%       0.51%       0.51%        0.51%
-------------------------------------------------------------------------------------------------
Total Operating Expenses(6)                            1.40%       2.01%       2.01%        1.46%
-------------------------------------------------------------------------------------------------

(1) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.
(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.
(4) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(5) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
(6) These amounts have been restated from fiscal year amounts to reflect estimated current fees.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other Funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                     1 YEAR    3 YEARS    5 YEARS   10 YEARS
Class A Shares                $    611   $    897   $  1,204   $  2,075
-----------------------------------------------------------------------
Class B Shares                $    704   $    930   $  1,283   $  2,181
-----------------------------------------------------------------------
Class C Shares                $    304   $    630   $  1,083   $  2,338
-----------------------------------------------------------------------
Class P Shares                $    149   $    462   $    797   $  1,746
-----------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


Class A Shares                $    611   $    897   $  1,204   $  2,075
-----------------------------------------------------------------------
Class B Shares                $    204   $    630   $  1,083   $  2,181
-----------------------------------------------------------------------
Class C Shares                $    204   $    630   $  1,083   $  2,338
-----------------------------------------------------------------------
Class P Shares                $    149   $    462   $    797   $  1,746
-----------------------------------------------------------------------

[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

LORD ABBETT IS CURRENTLY WAIVING A PORTION OF ITS MANAGEMENT FEES AND SUBSIDIZING THE OTHER EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE OTHER EXPENSES AND THE MANAGEMENT FEES AT AN AGGREGATE RATE OF 0.65% OF THE AVERAGE DAILY NET ASSETS OF EACH SHARE CLASS. ACCORDINGLY, THE ESTIMATED EXPENSE RATIOS (NET OF WAIVERS AND EXPENSE REIMBURSEMENTS) ARE 1.04%, 1.65%, 1.65%, AND 1.10% FOR CLASS A, CLASS B, CLASS C AND CLASS P SHARES, RESPECTIVELY. LORD ABBETT MAY STOP WAIVING THE MANAGEMENT FEES AND SUBSIDIZING THE OTHER EXPENSES AT ANY TIME.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

ADDITIONAL INVESTMENT INFORMATION

     This section describes some of the investment techniques used by each Fund and some of the risks associated with those techniques.

     ADJUSTING INVESTMENT EXPOSURE. Each Fund will be subject to the risks associated with investments. Each Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, a Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with a Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses.

     FOREIGN SECURITIES. Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. As a result, there may be less information publicly available about foreign companies than most U.S. companies. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Each Fund may enter into financial futures contracts and options thereon for bona fide hedging purposes or to pursue risk management strategies. These transactions involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or in the over the counter market ("OTC"). Each Fund may not purchase or sell futures contracts or options on futures contracts on a CFTC regulated exchange for non-bonafide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

     RISKS OF OPTIONS AND FUTURES. Fund transactions in futures, options on futures and other options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and a Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

     MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. Each Fund may invest extensively in mortgage-related securities and also may invest in other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, The Funds mortgage loans on real property. One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The value of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may cause the Funds to lose money.

     PORTFOLIO TURNOVER. Each Fund may engage in active and frequent trading of its portfolio securities to achieve its principal investment strategies and can be expected to have a portfolio turnover rate substantially in excess of 100%. For the fiscal year ended November 30, 2002, the portfolio turnover rates for Core Fixed Income Fund and Total Return Fund were 433.27% and 419.92%, respectively. These rates vary from year to year. High turnover increases transaction costs and may increase taxable capital gains.

     TEMPORARY DEFENSIVE INVESTMENTS. At times each Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent a Fund from achieving its investment objective.

MANAGEMENT

     The Funds' investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson St., Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $48 billion in more than 40 mutual fund portfolios and other advisory accounts as of January 31, 2003.

     Each Fund pays Lord Abbett a monthly fee based on average daily net assets for each month at an annual rate of .50 of 1%.

     For the fiscal year ended November 30, 2002, Lord Abbett waived its entire management fee for Core Fixed Income Fund and Total Return Fund.

     In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of each Fund's average daily net assets. Each Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.

     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund's investments. Robert I. Gerber, Partner and Director of Taxable Fixed Income Management, heads the team. Mr. Gerber joined Lord Abbett in 1997. The other senior team members are Walter H. Prahl and Robert A. Lee. Mr. Prahl, Partner and Director of Quantitative Research, Taxable Fixed Income, joined Lord Abbett in 1997. Mr. Lee, Partner and a Fixed Income Investment Manager, joined Lord Abbett in 1997.

                                 YOUR INVESTMENT

PURCHASES

     The Funds offer in this prospectus four classes of shares: Classes A, B, C, and P, each with different expenses and dividends. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form. We will not consider an order to be in proper form until we have completed our review and verification of information provided. A front-end sales charge is normally added to the NAV in the case of the Class A shares. There is no front-end sales charge in the case of the Class B, Class C, and Class P shares, although there may be a contingent deferred sales charge ("CDSC") as described below.

     You should read this section carefully to determine which class of shares represents the best investment option for your particular situation. It may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. You should discuss purchase options with your investment professional.

     FOR MORE INFORMATION, SEE "CLASSES OF SHARES" IN THE STATEMENT OF ADDITIONAL INFORMATION.

     We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

--------------------------------------------------------------------------------
Share Classes
--------------------------------------------------------------------------------

CLASS A  - normally offered with a front-end sales charge

CLASS B  - no front-end sales charge, but a CDSC is applied to shares redeemed before the sixth anniversary of purchase

         - higher annual expenses than Class A shares

         - automatically convert to Class A shares after eight years

CLASS C  - no front-end sales charge, but a CDSC is applied to shares redeemed before the first anniversary of purchase

         - higher annual expenses than Class A shares

CLASS P  - available only to certain investors

         - no front-end sales charge and no CDSC

--------------------------------------------------------------------------------
Front-End Sales Charges - Class A Shares
--------------------------------------------------------------------------------

                                                       TO COMPUTE      MAXIMUM DEALER'S
                        AS A % OF       AS A % OF     OFFERING PRICE      CONCESSION
YOUR INVESTMENT      OFFERING PRICE  YOUR INVESTMENT  DIVIDE NAV BY  (% OF OFFERING PRICE)
-----------------------------------------------------------------------------------------
Less than $100,000        4.75%            4.99%            .9525            4.00%
-----------------------------------------------------------------------------------------
$100,000 to $249,999      3.95%            4.11%            .9605            3.25%
-----------------------------------------------------------------------------------------
$250,000 to $499,999      2.75%            2.83%            .9725            2.25%
-----------------------------------------------------------------------------------------
$500,000 to $999,999      1.95%            1.99%            .9805            1.75%
-----------------------------------------------------------------------------------------
$1,000,000 and over   No Sales Charge                      1.0000                +
-----------------------------------------------------------------------------------------


+ See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."

[SIDENOTE]

NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after a Fund receives your order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board. Certain foreign securities that are primarily listed on foreign exchanges may trade on weekends or days when a Fund's NAV is not calculated. As a result, a Fund's NAV may change on days when shareholders will not be able to purchase or redeem Fund shares.

     REDUCING YOUR CLASS A SHARE FRONT-END SALES CHARGES. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

     - RIGHTS OF ACCUMULATION - A Purchaser may apply the value at public offering price of the Class A shares already owned to a new purchase of Class A shares of any ELIGIBLE FUND in order to reduce the sales charge.

     - LETTER OF INTENTION - A Purchaser of Class A shares may purchase additional Class A shares of any Eligible Fund over a 13-month period and receive the same sales charge as if all shares were purchased at once. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention may be backdated 90 days. Current holdings under Rights of Accumulation may be included in a Letter of Intention.

     The term "Purchaser" includes: (1) an individual, (2) an individual, his or her spouse and children under the age of 21, or (3) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code). Please note that more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee, although more than one beneficiary is involved.

     FOR MORE INFORMATION ON ELIGIBILITY FOR THESE PRIVILEGES, READ THE APPLICABLE SECTIONS IN THE APPLICATION.

     CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

     -    purchases of $1 million or more,*

     - purchases by RETIREMENT AND BENEFIT PLANS with at least 100 eligible employees,*

     - purchases for Retirement and Benefit Plans made through FINANCIAL INTERMEDIARIES that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Funds and/or LORD ABBETT DISTRIBUTOR LLC specifically for such purchases,*

     - purchases made with dividends and distributions on Class A shares of another Eligible Fund,

     - purchases representing repayment under the loan feature of the Lord Abbett- sponsored prototype 403(b) Plan for Class A shares,

     - purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

     - purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases,

     - purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

     - purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or

     - purchases through an omnibus account of a dealer that features ten or fewer preferred mutual fund families, including the Lord Abbett-sponsored funds, within 30 days of, and with the proceeds from, a redemption through the same dealer's omnibus account of shares of a mutual fund that were originally purchased subject to a sales charge.

     SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A LISTING OF OTHER CATEGORIES OF PURCHASERS WHO QUALIFY FOR CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE.

     *    THESE CATEGORIES MAY BE SUBJECT TO A CDSC.

[SIDENOTE]

PLEASE INFORM THE FUNDS IF YOU BELIEVE YOU QUALIFY FOR A REDUCED FRONT-END SALES CHARGE.

ELIGIBLE FUND. An "Eligible Fund" is any Lord Abbett-sponsored fund except for:
(1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such a fund is not offered for sale; (2) Lord Abbett Series Fund, Inc.; (3) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett-sponsored funds); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares. An Eligible Fund also is any Authorized Institution's affiliated money market fund meeting criteria set by Lord Abbett Distributor LLC as to certain omnibus account and other criteria.

RETIREMENT AND BENEFIT PLANS include qualified and non-qualified retirement plans, deferred compensation plans and certain other retirement, savings or benefit plans, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of retirement plans. Call 800-253-7299 for information about:

-   Traditional, Rollover, Roth and Education IRAs

-   Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

-   Defined Contribution Plans

FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, record-keepers, trustees, custodians, financial consultants and insurance companies.

LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Funds to work with investment professionals who buy and/or sell shares of the Funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

     DEALER CONCESSIONS ON CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Dealers may receive distribution-related compensation (i.e., concessions) according to the Schedule set forth below under the following circumstances:

     - purchases of $1 million or more,

     - purchases by Retirement and Benefit Plans with at least 100 eligible employees, or

     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases ("alliance arrangements").

--------------------------------------------------------------------------------
 Dealer Concession Schedule - Class A Shares
 (for certain purchases without a front-end sales charge)
--------------------------------------------------------------------------------
The dealer concession received is based on the amount of the Class A share investment as follows:

                              FRONT-END
CLASS A INVESTMENTS           SALES CHARGE*     DEALER'S CONCESSION
--------------------------------------------------------------------
First $5 million              None              1.00%
--------------------------------------------------------------------
Next $5 million above that    None              0.55%
--------------------------------------------------------------------
Next $40 million above that   None              0.50%
--------------------------------------------------------------------
Over $50 million              None              0.25%
--------------------------------------------------------------------

* Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed on or before the 24th month after the month in which the shares were initially purchased. For alliance arrangements involving Financial Intermediaries offering multiple fund families to Retirement or Benefit Plans, the CDSC normally will be collected only when a Plan effects a complete redemption of all or substantially all shares of all Lord Abbett-sponsored funds in which the Plan is invested.

Dealers receive concessions expressed above on purchases made within a 12-month period beginning with the first NAV purchase for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Each Fund may not pay concessions with respect to alliance arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC. In addition, if a Financial Intermediary decides to waive receipt of the concession, each Fund may waive any CDSC that might otherwise have applied to any such purchase.

Financial Intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

--------------------------------------------------------------------------------
Contingent Deferred Sales Charge (CDSC)
--------------------------------------------------------------------------------

A CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under Retirement and Benefit Plans will constitute new sales for purposes of assessing the CDSC. To minimize the amount of any CDSC, each Fund redeems shares in the following order:

     1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

     2. shares held for six years or more (Class B) or two years or more after the month of purchase (Class A) or one year or more (Class C)

     3. shares held the longest before the sixth anniversary of their purchase (Class B) or before the second anniversary after the month of their purchase (Class A) or before the first anniversary of their purchase (Class C)

     CLASS A SHARE CDSC. If you buy Class A shares of a Fund under one of the starred (*) categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares on or before the 24th month after the month in which you initially purchased those shares, the Fund normally will collect a CDSC of 1% and remit it to the fund in which you originally purchased the shares.

     The Class A share CDSC generally will not be assessed under the following circumstances:

     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement and Benefit Plans (documentation may be required)

     - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Funds and/or Lord Abbett Distributor, provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds

     CLASS B SHARE CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares according to the following schedule:

--------------------------------------------------------------------------------
Contingent Deferred Sales Charges - Class B Shares
--------------------------------------------------------------------------------

ANNIVERSARY(1) OF THE DAY ON               CONTINGENT DEFERRED SALES CHARGE
WHICH THE PURCHASE ORDER                   ON REDEMPTION (AS % OF AMOUNT
WAS ACCEPTED                               SUBJECT TO CHARGE)

ON                            BEFORE
---------------------------------------------------------------------------
                              1st                       5.0%
---------------------------------------------------------------------------
1st                           2nd                       4.0%
---------------------------------------------------------------------------
2nd                           3rd                       3.0%
---------------------------------------------------------------------------
3rd                           4th                       3.0%
---------------------------------------------------------------------------
4th                           5th                       2.0%
---------------------------------------------------------------------------
5th                           6th                       1.0%
---------------------------------------------------------------------------
on or after the 6th(2)                                 None
---------------------------------------------------------------------------

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares will automatically convert to Class A shares on the eighth anniversary of the purchase of Class B shares.

     The Class B share CDSC generally will not be assessed under the following circumstances:

     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement and Benefit Plans

     - ELIGIBLE MANDATORY DISTRIBUTIONS under 403(b) Plans and individual retirement accounts

     -  death of the shareholder

     - redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

     SEE "SYSTEMATIC WITHDRAWAL PLAN" UNDER "SERVICES FOR FUND INVESTORS" FOR MORE INFORMATION ON CDSCS WITH RESPECT TO CLASS B SHARES.

[SIDENOTE]

BENEFIT PAYMENT DOCUMENTATION. (Class A CDSC only) Requests for benefit payments of $50,000 or more must be in writing. Use the address indicated under "Opening your Account."

ELIGIBLE MANDATORY DISTRIBUTIONS. If Class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the Class B share investment bears to the total investment.

     CLASS C SHARE CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of their purchase. The CDSC will be remitted to Lord Abbett Distributor.

     CLASS P SHARES. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV in connection with (a) orders made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such orders; and (b) orders for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such orders.

SALES COMPENSATION

     As part of its plan for distributing shares, each Fund and Lord Abbett Distributor pay sales and service compensation to AUTHORIZED INSTITUTIONS that sell the Fund's shares and service its shareholder accounts.

     As shown in the table "Fees and Expenses," sales compensation originates from sales charges, which are paid directly by shareholders, and 12b-1 distribution fees, which are paid by the Funds. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE                      CLASS A        CLASS B       CLASS C       CLASS P
---------------------------------------------------------------------------
Service                     .25%           .25%          .25%          .20%
---------------------------------------------------------------------------
Distribution                .10%*          .75%          .75%          .25%
---------------------------------------------------------------------------

* Class A shares also pay a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period. See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."

     The Rule 12b-1 plans for Class A and Class P shares provide that the maximum payments that may be authorized by the Board are .50% and .75%, respectively. We may not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we may not require payment of any otherwise applicable CDSC.

     ADDITIONAL CONCESSIONS TO AUTHORIZED INSTITUTIONS. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from a Fund and may be made in the form of cash or, if permitted, non-cash payments. The non-cash payments may include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or merchandise. The cash payments may include payment of various business expenses of the dealer.

[SIDENOTE]

AUTHORIZED INSTITUTIONS are institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan. Lord Abbett Distributor is an Authorized Institution.


12b-1 FEES ARE PAYABLE REGARDLESS OF EXPENSES. The amounts payable by a Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, a Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

     In selecting dealers to execute portfolio transactions for a Fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares or shares of other Lord Abbett-sponsored funds.

     SALES ACTIVITIES. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to a Fund's Class A and Class C shares for activities that are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

     SERVICE ACTIVITIES. We may pay 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

OPENING YOUR ACCOUNT

MINIMUM INITIAL INVESTMENT

     - Regular Account                                               $ 1,000
     ------------------------------------------------------------------------
     - Individual Retirement Accounts and
       403(b) Plans under the Internal Revenue Code                  $   250
     ------------------------------------------------------------------------
     - Uniform Gift to Minor Account                                 $   250
     ------------------------------------------------------------------------
     - Invest-A-Matic                                                $   250
     ------------------------------------------------------------------------

     No minimum investment is required for certain Retirement and Benefit Plans and certain purchases through Financial Intermediaries that charge their clients a fee for services that include investment advisory or management services.

     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the Application and send it to the Fund you select at the address stated below. You should note that your purchases and other transactions may be subject to review and verification on an ongoing basis. Please carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.

     NAME OF FUND
     P.O. Box 219100
     Kansas City, MO 64121

     PROPER FORM. An order submitted directly to a Fund must contain: (1) a completed application, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information, please call the Fund at 800-821-5129.

     BY EXCHANGE. Please call the Fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

REDEMPTIONS

     Your Investment Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129. To determine if a CDSC applies to a redemption, see "Class A Share CDSC," "Class B Share CDSC," or "Class C Share CDSC."

     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Fund at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),
     - a redemption check payable to anyone other than the shareholder(s) of record,
     - a redemption check to be mailed to an address other than the address of record,
     - a redemption check payable to a bank other than the bank we have on file, or
     -  a redemption for $50,000 or more.

     REDEMPTIONS IN KIND. Under circumstances in which it is deemed detrimental to the best interests of each Fund's shareholders to make redemption payments wholly in cash, a Fund may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of a Fund's net assets by a distribution in kind of readily marketable securities in lieu of cash. Each Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

DISTRIBUTIONS AND TAXES

     Each Fund expects to declare dividends from its net investment income daily and to pay you dividends from its net investment income monthly. Each Fund distributes its net capital gains (if any) annually as "capital gains distributions."

[SIDENOTE]

SMALL ACCOUNTS. Our Board may authorize closing any account in which there are fewer than 25 shares if it is in a Fund's best interest to do so.

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

- In the case of an estate -

  Robert A. Doe
  Executor of the Estate of
  John W. Doe

  [Date]

[GRAPHIC]

- In the case of a corporation - ABC Corporation

  Mary B. Doe

  By Mary B. Doe, President

  [Date]

[GRAPHIC]

     Distributions will be reinvested in Fund shares unless you instruct a Fund to pay them to you in cash. For distributions payable on accounts other than those held in the name of your dealer, if you instruct a Fund to pay your distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, each Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on reinvestments.

     A Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.

     Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.

     If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

     Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by a Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the Application or by calling 800-821-5129.

--------------------------------------------------------------------------------
For investing
INVEST-A-MATIC      You can make fixed, periodic investments ($50 minimum) into
(Dollar-cost        your Fund account by means of automatic money transfers from
averaging)          your bank checking account. See the Application for
                    instructions.

DIV-MOVE You can automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

For selling shares

SYSTEMATIC          You can make regular withdrawals from most Lord
WITHDRAWAL          Abbett-sponsored funds. Automatic cash withdrawals will be
PLAN ("SWP")        paid to you from your account in fixed or variable amounts.
                    To establish a SWP, the value of your shares for Class A or
                    Class C must be at least $10,000, and for Class B the value of your shares must be at least $25,000, except in the case of a SWP established for Retirement and Benefit Plans, for which there is no minimum. Your shares must be in
                    non-certificate form.

CLASS B SHARES      The CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your
                    SWP request. For Class B share SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in
                    this situation.

CLASS B AND         Redemption proceeds due to a SWP for Class B and Class C
CLASS C SHARES      shares will be redeemed in the order described under "CDSC"
                    under "Purchases."
--------------------------------------------------------------------------------

OTHER SERVICES

     TELEPHONE INVESTING. After we have received the Application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Funds for an existing account. Each Fund will purchase the requested shares when it receives the money from your bank.

     EXCHANGES. You or your investment professional may instruct the Funds to exchange shares of any class for shares of the same class of any Eligible Fund. Instructions may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Funds must receive instructions for the exchange before the close of the NYSE on the day of your call, in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes and may create a taxable situation for you (see "Distributions and Taxes" section). Be sure to read the current prospectus for any fund into which you are exchanging.

     REINVESTMENT PRIVILEGE. If you redeem shares of a Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

     HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of the Funds' prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219100, Kansas City, MO 64121.

     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Funds at 800-821-5129.

     SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number, and other relevant information. The Funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

EXCHANGE LIMITATIONS. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges and similar trading practices can disrupt management of each Fund and raise expenses. Accordingly, the Funds reserve the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The Funds also may revoke the privilege for all shareholders upon 60 days written notice. In addition, as stated under "Purchases," the Funds reserve the right to reject any purchase order, including purchase orders from shareholders whose trading has been or may be disruptive to the Funds.

                                                          CORE FIXED INCOME FUND

                              FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2002 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

=============================================================================================================================
                                                  CLASS A SHARES                                  CLASS B SHARES
                                      ----------------------------------------       ----------------------------------------
                                                                  8/31/2000(a)                                   8/31/2000(a)
                                         YEAR ENDED 11/30              TO               YEAR ENDED 11/30              TO
PER SHARE OPERATING PERFORMANCE         2002           2001        11/30/2000         2002           2001         11/30/2000
NET ASSET VALUE, BEGINNING OF PERIOD  $ 10.81       $ 10.91       $      10.55       $ 10.82       $ 10.91       $      10.55
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
 Net investment income                    .43(b)        .66(b)             .18(b)        .36(b)        .61(b)             .18(b)
-----------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain         .24           .61                .18           .25           .66                .18
-----------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS          .67          1.27                .36           .61          1.27                .36
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
-----------------------------------------------------------------------------------------------------------------------------
 Net investment income                   (.54)        (1.37)                --          (.51)        (1.36)                --
-----------------------------------------------------------------------------------------------------------------------------
 Net realized gain                       (.20)           --                 --          (.20)           --                 --
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                      (.74)        (1.37)                --          (.71)        (1.36)                --
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD        $ 10.74       $ 10.81       $      10.91       $ 10.72       $ 10.82       $      10.91
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(c)                          6.57%        12.64%              3.41%(d)      5.95%        12.57%              3.41%(d)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver and
  expense reductions                      .70%          .01%               .00%(d)      1.29%          .45%               .00%(d)
-----------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver and
  expense reductions                     1.45%         1.77%               .16%(d)      2.04%         2.21%               .16%(d)
-----------------------------------------------------------------------------------------------------------------------------
 Net investment income                   4.06%         6.21%              1.67%(d)      3.47%         5.77%              1.67%(d)
=============================================================================================================================

                                                                  8/31/2000(a)                                   8/31/2000(a)
                                         YEAR ENDED 11/30              TO               YEAR ENDED 11/30              TO
SUPPLEMENTAL DATA:                      2002           2001        11/30/2000         2002           2001         11/30/2000
NET ASSETS, END OF PERIOD (000)       $ 18,593      $   5,139     $        2,814     $   12,485    $     1,642    $         1
-----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                 433.27%        641.36%            595.00%        433.27%        641.36%        595.00%
-----------------------------------------------------------------------------------------------------------------------------

                                                          CORE FIXED INCOME FUND

--------------------------------------------------------------------------------

                                                  CLASS C SHARES                                  CLASS P SHARES
                                      ----------------------------------------       ----------------------------------------
                                                                  8/31/2000(a)                                   8/31/2000(a)
                                         YEAR ENDED 11/30              TO               YEAR ENDED 11/30              TO
PER SHARE OPERATING PERFORMANCE         2002           2001        11/30/2000         2002           2001         11/30/2000
NET ASSET VALUE, BEGINNING OF PERIOD  $  10.79       $  10.91       $      10.55       $  10.83       $  10.91       $  10.55
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
 Net investment income                     .36(b)         .61(b)             .18(b)         .46(b)         .64(b)         .18(b)
-----------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain          .26            .64                .18            .22            .65            .18
-----------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS           .62           1.25                .36            .68           1.29            .36
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
-----------------------------------------------------------------------------------------------------------------------------
 Net investment income                    (.51)         (1.37)                --           (.53)         (1.37)            --
-----------------------------------------------------------------------------------------------------------------------------
 Net realized gain                        (.20)            --                 --           (.20)            --             --
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                       (.71)         (1.37)                --           (.73)         (1.37)            --
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD        $  10.70       $  10.79       $      10.91       $  10.78       $  10.83       $  10.91
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(c)                           6.06%         12.42%              3.41%(d)       6.59%         12.84%          3.41%(d)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver and
  expense red                             1.29%           .53%               .00%(d)        .68%           .24%           .00%(d)
-----------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver and
  expense red                             2.04%          2.29%               .16%(d)       1.43%          2.00%           .16%(d)
-----------------------------------------------------------------------------------------------------------------------------
 Net investment income                    3.47%          5.69%              1.67%(d)       4.08%          6.06%          1.67%(d)
=============================================================================================================================

                                                                  8/31/2000(a)                                   8/31/2000(a)
                                         YEAR ENDED 11/30              TO               YEAR ENDED 11/30              TO
SUPPLEMENTAL DATA:                      2002           2001        11/30/2000         2002           2001         11/30/2000
NET ASSETS, END OF PERIOD (000)       $  6,464       $    846       $          1       $      2       $      2       $      1
-----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                 433.27%        641.36%            595.00%        433.27%        641.36%        595.00%
-----------------------------------------------------------------------------------------------------------------------------

(a) Commencement of offering of class shares.
(b) Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d) Not annualized.

                                                               TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS

     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2002 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

                                                  CLASS A SHARES                                  CLASS B SHARES
                                      ----------------------------------------       ----------------------------------------
                                                                  8/31/2000(a)                                   8/31/2000(a)
                                         YEAR ENDED 11/30              TO               YEAR ENDED 11/30              TO
PER SHARE OPERATING PERFORMANCE         2002           2001        11/30/2000         2002           2001         11/30/2000
NET ASSET VALUE, BEGINNING OF PERIOD  $  10.47       $  10.43       $      10.12       $  10.49       $  10.44       $  10.12
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
 Net investment income                     .44(b)         .58(b)             .17(b)         .38(b)         .54(b)         .17(b)
-----------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain          .18            .66                .14            .18            .71            .15
-----------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS           .62           1.24                .31            .56           1.25            .32
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
-----------------------------------------------------------------------------------------------------------------------------
 Net investment income                    (.55)         (1.20)                --           (.51)         (1.20)            --
-----------------------------------------------------------------------------------------------------------------------------
 Net realized gain                        (.10)            --                 --           (.10)            --             --
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                       (.65)         (1.20)                --           (.61)         (1.20)            --
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD        $  10.44       $  10.47       $      10.43       $  10.44       $  10.49       $  10.44
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(c)                           6.14%         12.79%              3.06%(d)       5.59%         12.82%          3.16%(d)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver and
  expense red                             .73%            .14%               .00%(d)       1.26%           .48%           .00%(d)
-----------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver and
  expense red                             1.40%          1.11%               .42%(d)       1.93%          1.45%           .42%(d)
-----------------------------------------------------------------------------------------------------------------------------
 Net investment income                    4.28%          5.62%              1.68%(d)       3.75%          5.29%          1.68%(d)
=============================================================================================================================

                                                                  8/31/2000(a)                                   8/31/2000(a)
                                         YEAR ENDED 11/30              TO               YEAR ENDED 11/30              TO
SUPPLEMENTAL DATA:                      2002           2001        11/30/2000         2002           2001         11/30/2000
NET ASSETS, END OF PERIOD (000)       $ 36,691       $ 14,068       $        161       $ 29,982       $  9,093       $      1
-----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                 419.92%        720.60%            562.50%        419.92%        720.60%        562.50%
-----------------------------------------------------------------------------------------------------------------------------

                                                               TOTAL RETURN FUND

--------------------------------------------------------------------------------

                                                  CLASS C  SHARES                                  CLASS P SHARES
                                      ----------------------------------------       ----------------------------------------
                                                                  8/31/2000(a)                                   8/31/2000(a)
                                         YEAR ENDED 11/30              TO               YEAR ENDED 11/30              TO
PER SHARE OPERATING PERFORMANCE         2002           2001        11/30/2000         2002           2001         11/30/2000
NET ASSET VALUE, BEGINNING OF PERIOD  $  10.48       $  10.44       $      10.12       $  10.48       $  10.43       $  10.12
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
 Net investment income                     .39(b)         .54(b)             .17(b)         .46(b)         .57(b)         .17(b)
-----------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain          .18            .69                .15            .17            .69            .14
-----------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS           .57           1.23                .32            .63           1.26            .31
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
-----------------------------------------------------------------------------------------------------------------------------
 Net investment income                    (.51)         (1.19)                --           (.53)         (1.21)            --
-----------------------------------------------------------------------------------------------------------------------------
 Net realized gain                        (.10)            --                 --           (.10)            --             --
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                       (.61)         (1.19)                --           (.63)         (1.21)            --
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD        $  10.44       $  10.48       $      10.44       $  10.48       $  10.48       $  10.43
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(c)                           5.69%         12.67%              3.16%(d)       6.22%         12.93%          3.06%(d)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver and
  expense reductions                      1.20%           .55%               .00%(d)        .71%           .24%           .00%(d)
-----------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver and
  expense reductions                      1.87%          1.52%               .42%(d)       1.38%          1.21%           .42%(d)
-----------------------------------------------------------------------------------------------------------------------------
 Net investment income                    3.81%          5.22%              1.68%(d)       4.30%          5.57%          1.68%(d)
=============================================================================================================================

                                                                  8/31/2000(a)                                   8/31/2000(a)
                                         YEAR ENDED 11/30              TO               YEAR ENDED 11/30              TO
SUPPLEMENTAL DATA:                      2002           2001        11/30/2000         2002           2001         11/30/2000
NET ASSETS, END OF PERIOD (000)       $ 16,379       $  5,526       $          1       $      1       $      1       $      1
-----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                 419.92%        720.60%            562.50%        419.92%        720.60%        562.50%
-----------------------------------------------------------------------------------------------------------------------------

(a) Commencement of offering of class shares.
(b) Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d) Not annualized.

     ADDITIONAL INFORMATION

     More information on each Fund is available free upon request, including the following:

     ANNUAL/SEMI-ANNUAL REPORT

     The Funds' Annual and Semi-Annual Reports contain more information about each Fund's investments and perfomance. The Annual Report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

     STATEMENT OF ADDITIONAL INFORMATION ("SAI")

     Provides more details about the Funds and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).

TO OBTAIN INFORMATION:


BY TELEPHONE. For shareholder account inquiries call the Funds at: 800-821-5129. For literature requests call the Funds at: 888-522-2388.

BY MAIL. Write to the Funds at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

VIA THE INTERNET.
LORD, ABBETT & CO. LLC
www.LordAbbett.com

Text only versions of Fund documents can be viewed online or downloaded from the
SEC: www.sec.gov.

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending your request electronically to publicinfo@sec.gov.


                              [LORD ABBETT(R) LOGO]

               Lord Abbett Mutual Fund shares are distributed by:
                           LORD ABBETT DISTRIBUTOR LLC
              90 Hudson Street - Jersey City, New Jersey 07302-3973

      Lord Abbett Investment Trust
        Lord Abbett Core Fixed Income Fund
        Lord Abbett Total Return Fund                                   LACORE-1
                                                                          (4/03)

                            SEC FILE NUMBER: 811-7988

                                                              PRESORTED STANDARD
                                                                  US POSTAGE
                                                                     PAID
                                                                  PERMIT 552
                                                                HACKENSACK NJ

[LOGO OF LORD ABBETT]

APRIL 1, 2003

PROSPECTUS
CLASS Y SHARES

LORD ABBETT

LORD ABBETT
  CORE FIXED INCOME FUND
  TOTAL RETURN FUND
  HIGH YIELD FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PLEASE CALL 800-821-5129 FOR FURTHER INFORMATION.

                                TABLE OF CONTENTS

                                                                                       PAGE
                                      The Funds
   Information about the goal, principal   Core Fixed Income Fund                        2
strategy, main risks, performance, fees,   Total Return Fund                             5
                            and expenses   High Yield Fund                               9
                                           Additional Investment Information            12
                                           Management                                   14

                                     Your Investment
      Information for managing your Fund   Purchases                                    15
                                 account   Redemptions                                  16
                                           Distributions and Taxes                      17
                                           Services For Fund Investors                  17

                                Financial Information
                    Financial highlights   Core Fixed Income Fund                       18
                                           Total Return Fund                            19
                                           High Yield Fund                              20

                               Additional Information
   How to learn more about the Funds and   Back Cover
                 other Lord Abbett Funds

                                                          CORE FIXED INCOME FUND

                                    The Funds

GOAL

  The investment objective of the Fund is to seek income and capital appreciation to produce a high total return.

PRINCIPAL STRATEGY

  Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities of various types. The Fund will provide shareholders with at least 60 days notice of any change in this policy. The Fund invests primarily in U.S. Government, mortgage-related, and investment grade debt securities, including those issued by non-U.S. entities but denominated in U.S. dollars (known as "Yankees").

  The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds. Duration is a mathematical concept that measures a portfolio's exposure to interest rate changes. The Fund expects to maintain its average duration range within two years of the bond market's duration as measured by the Lehman Brothers Aggregate Bond Index (currently approximately four years). The higher the Fund's duration, the more sensitive it is to interest rate risk.

MAIN RISKS

  The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of an investment in the Fund will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of debt securities are likely to decline, and when interest rates fall, the prices of debt securities tend to rise.

  The mortgage- and asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

  The Fund's investments in foreign securities may present increased market, liquidity, currency, political, information, and other risks.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

[SIDENOTE]

WE OR THE FUND OR CORE FIXED INCOME FUND refers to the Lord Abbett Core Fixed Income Fund, a portfolio or series of Lord Abbett Investment Trust (the "Trust").

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. The Fund strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

INVESTMENT GRADE DEBT SECURITIES are debt securities that are rated within the four highest grades assigned by Moody's Investor Service, Inc. (Aaa, Aa, A,
Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB) or Fitch Investors Service (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.

                                                          CORE FIXED INCOME FUND

PERFORMANCE

  The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

  The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

[CHART]

--------------------------------------------------------------------------------
Bar Chart (per calendar year) -- Class Y Shares
--------------------------------------------------------------------------------

99       0.2%
00      13.0%
01       9.5%
02       9.7%

BEST QUARTER       3rd Q '01 +5.0%
WORST QUARTER      2nd Q '99 -0.9%

  The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of a broad-based securities market index.

  The after-tax returns of Class Y shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
Average Annual Total Returns Through December 31, 2002
--------------------------------------------------------------------------------


SHARE CLASS                                                    1 YEAR   LIFE OF FUND(1)
Class Y Shares
  Return Before Taxes                                            9.73%             8.24%
---------------------------------------------------------------------------------------
  Return After Taxes on Distributions                            7.32%             5.47%
---------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of Fund Shares    5.92%             5.23%
---------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index(2)
  (reflects no deduction for fees, expenses or taxes)           10.25%             7.61%(3)
---------------------------------------------------------------------------------------

(1) The Class Y shares were first offered on 3/16/98.

(2) The performance of the unmanaged index is not necessarily representative of the Fund's performance.
(3) Represents total returns for the period 3/31/98 to 12/31/02, to correspond with the Class Y period shown.

                                                          CORE FIXED INCOME FUND

FEES AND EXPENSES

  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

                                                                        CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
-------------------------------------------------------------------------------
Maximum Sales Charge on Purchases (as a % of offering price)               none
-------------------------------------------------------------------------------
Maximum Deferred Sales Charge                                              none
-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets)
(as a % of average net assets)
-------------------------------------------------------------------------------
Management Fees (See "Management")                                         0.50%
-------------------------------------------------------------------------------
Other Expenses(1)                                                          0.55%
-------------------------------------------------------------------------------
Total Operating Expenses(1)                                                1.05%
-------------------------------------------------------------------------------


(1) These amounts have been restated from fiscal year amounts to reflect estimated current fees.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


SHARE CLASS         1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class Y Shares       $ 107     $ 334     $ 579    $ 1,283
--------------------------------------------------------------------------------

[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.

LORD ABBETT IS CURRENTLY WAIVING A PORTION OF ITS MANAGEMENT FEES AND SUBSIDIZING THE OTHER EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN ITS OTHER EXPENSES AND MANAGEMENT FEES AT AN AGGREGATE RATE OF 0.65% OF THE CLASS Y AVERAGE DAILY NET ASSETS. LORD ABBETT MAY STOP WAIVING THE MANAGEMENT FEES AND SUBSIDIZING THE OTHER EXPENSES AT ANY TIME.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                               TOTAL RETURN FUND

GOAL

  The investment objective of the Fund is to seek income and capital appreciation to produce a high total return.

PRINCIPAL STRATEGY

  Under normal circumstances, the Fund invests primarily in the following fixed income securities: U.S. Government securities; mortgage-related securities; investment grade debt securities, including those issued by non-U.S. entities but denominated in U.S. dollars (known as "Yankees"); high-yield debt securities (sometimes called "lower-rated bonds" or "junk bonds"); and securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar. Investments in high-yield debt and non-U.S. debt denominated in foreign currencies are each limited to 20% of the Fund's net assets. The Fund also may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts.

  The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds. Duration is a mathematical concept that measures a portfolio's exposure to interest rate changes. The Fund expects to maintain its average duration range within two years of the bond market's duration as measured by the Lehman Brothers Aggregate Bond Index (currently approximately four years). The higher the Fund's duration, the more sensitive it is to interest rate risk.

MAIN RISKS

  The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of an investment in the Fund will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of debt securities are likely to decline, and when interest rates fall, the prices of debt securities tend to rise.

  The mortgage- and asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

[SIDENOTE]

WE OR THE FUND OR TOTAL RETURN FUND refers to Lord Abbett Total Return Fund, a portfolio or series of the Trust.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. The Fund strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

INVESTMENT GRADE DEBT SECURITIES are debt securities that are rated within the four highest grades assigned by Moody's Investor Service, Inc. (Aaa, Aa, A,
Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB) or Fitch Investors Service (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.

HIGH-YIELD DEBT SECURITIES (sometimes called "lower rated bonds" or "junk bonds") are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. High-yield debt securities have a higher risk of default than investment grade debt securities, and their prices are much more volatile. The market for high-yield debt securities may also be less liquid.

                                                               TOTAL RETURN FUND

The lower-rated bonds in which the Fund may invest involve greater risks than higher-rated bonds. First, there is a greater risk that the bond's issuer will not make payments of interest and principal payments when due. Some issuers may default as to principal and/or interest payments after the Fund purchases their securities. Second, the market for high-yield bonds generally is less liquid than the market for higher-rated securities. Third, during periods of uncertainty or market turmoil, prices of high-yield bonds generally decline. These risks may result in losses to the Fund.

The Fund's investments in foreign securities may present increased market, liquidity, currency, political, information, and other risks.

With respect to foreign currency transactions in which the Fund may engage, there is no guarantee that they will be successful. Although such transactions will be used primarily to attempt to protect the Fund from adverse currency movements, their use involves the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. In addition, it may be difficult or impractical to hedge currency risk in many emerging countries.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                                                               TOTAL RETURN FUND

PERFORMANCE

  The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

  The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

[CHART]

--------------------------------------------------------------------------------
Bar Chart (per calendar year) - Class Y Shares
--------------------------------------------------------------------------------

99        0.7%
00       13.0%
01        9.5%
02        9.2%

BEST QUARTER       3rd Q '01 +4.8%
WORST QUARTER      2nd Q '99 -0.8%

  The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of two broad-based securities market indices.

  The after-tax returns of Class Y shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
Average Annual Total Returns Through December 31, 2002
--------------------------------------------------------------------------------


SHARE CLASS                                                    1 YEAR   LIFE OF FUND(1)
Class Y Shares
  Return Before Taxes                                            9.21%             8.01%
---------------------------------------------------------------------------------------
  Return After Taxes on Distributions                            6.94%             5.43%
---------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of Fund Shares    5.59%             5.12%
---------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index(2)
  (reflects no deduction for fees, expenses or taxes)           10.25%             7.26%(3)
---------------------------------------------------------------------------------------
Lehman Brothers U.S. Universal Index(2)
  (reflects no deduction for fees, expenses or taxes)            9.83%             7.15%(3)
---------------------------------------------------------------------------------------

(1) The date of inception of Class Y shares is 12/14/98.
(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

(3) Represents total returns for the period 12/31/98 to 12/31/02, to correspond with the Class Y period shown.

                                                               TOTAL RETURN FUND

FEES AND EXPENSES

  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

                                                                        CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
-------------------------------------------------------------------------------
Maximum Sales Charge on Purchases (as a % of offering price)               none
-------------------------------------------------------------------------------
Maximum Deferred Sales Charge                                              none
-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets)
(as a % of average net assets)
-------------------------------------------------------------------------------
Management Fees (See "Management")                                         0.50%
-------------------------------------------------------------------------------
Other Expenses                                                             0.51%
-------------------------------------------------------------------------------
Total Operating Expenses(1)                                                1.01%
-------------------------------------------------------------------------------


(1) These amounts have been restated from fiscal year amounts to reflect estimated current fees.

-------------------------------------------------------------------------------
Example
-------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


SHARE CLASS         1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class Y Shares       $ 103     $ 322     $ 558    $ 1,236
--------------------------------------------------------------------------------

[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

LORD ABBETT IS CURRENTLY WAIVING A PORTION OF ITS MANAGEMENT FEES AND SUBSIDIZING THE OTHER EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN ITS OTHER EXPENSES AND MANAGEMENT FEES AT AN AGGREGATE RATE OF 0.65% OF THE CLASS Y AVERAGE DAILY NET ASSETS. LORD ABBETT MAY STOP WAIVING THE MANAGEMENT FEES AND SUBSIDIZING THE OTHER EXPENSES AT ANY TIME.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                                 HIGH YIELD FUND

GOAL

  The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL STRATEGY

  To pursue its goal, the Fund normally invests in high-yield debt securities, sometimes called "lower-rated bonds" or "junk bonds," which entail greater risks than investments in higher-rated or investment grade debt securities. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in lower-rated debt securities, some of which are convertible into common stock or have warrants to purchase common stock. The Fund will provide shareholders with at least 60 days notice of any change in this policy. The Fund may invest up to 20% of its assets in foreign securities.

  We believe that a high total return (current income and capital appreciation) may be derived from an actively-managed, diversified portfolio of investments. We seek unusual values, particularly in lower-rated debt securities. Also, buying lower-rated bonds when we believe the credit risk is likely to decrease may generate higher returns. Through portfolio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions, we attempt to reduce investment risk, but losses may occur.

MAIN RISKS

  The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of your investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline. Longer-term fixed income securities are usually more sensitive to interest rate changes. This means that the longer the maturity of a security, the greater the effect a change in interest rates is likely to have on its price. High-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive. In times of economic uncertainty, these securities may decline in price, even when interest rates are falling.

  There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with junk bonds. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. In addition, the market for high-yield debt securities generally is less liquid than the market for higher-rated securities, subjecting them to greater price fluctuations.

  Convertible securities tend to be more volitile and produce more income than their underlying stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

  The mortgage-related securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. The prepayment risk also will affect the price and volatility of a mortgage- related security.

  Investments in foreign securities may present increased market, liquidity, currency, political, information, and other risks.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

[SIDENOTE]

WE OR THE FUND OR HIGH YIELD FUND refers to the Lord Abbett High Yield Fund, a portfolio or series of the Trust.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

INVESTMENT GRADE DEBT SECURITIES are debt securities that are rated within the four highest grades assigned by Moody's Investor Service, Inc. (Aaa, Aa, A,
Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB) or Fitch Investors Service (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.

HIGH-YIELD DEBT SECURITIES
(sometimes called "lower rated bonds" or "junk bonds") are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. High-yield debt securities have a higher risk of default than investment grade debt securities, and their prices are much more volatile. The market for high-yield debt securities may also be less liquid.

Under normal circumstances, the duration of the Fund's debt securities will be between three to seven years with an average maturity of five to twelve years.

                                        HIGH YIELD FUND  SYMBOL: CLASS Y - LAHYX

PERFORMANCE

  The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

  The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

[CHART]

--------------------------------------------------------------------------------
Bar Chart (per calendar year) -- Class Y Shares
--------------------------------------------------------------------------------

00        -2.8%
01         5.5%
02         0.4%

BEST QUARTER       4th Q '02 +6.3%
WORST QUARTER      3rd Q '01 -4.0%

  The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of three broad-based securities market indices. The Fund intends to replace the Merrill Lynch High Yield Master Index with the Merrill Lynch High Yield Master II Index, which more closely reflects the Fund's investment objective and portfolio holdings.

  The after-tax returns of Class Y shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
Average Annual Total Returns Through December 31, 2002
--------------------------------------------------------------------------------


SHARE CLASS                                                    1 YEAR   LIFE OF FUND(1)
Class Y Shares
  Return Before Taxes                                            0.42%             1.06%
---------------------------------------------------------------------------------------
  Return After Taxes on Distributions                           -3.52%            -2.99%
---------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of Fund Shares    0.21%            -1.12%
---------------------------------------------------------------------------------------
CSFB High Yield Index(2)
 (reflects no deduction for fees, expenses or taxes)             3.11%             0.75%(3)
---------------------------------------------------------------------------------------
Merrill Lynch High Yield Master Index(2)
 (reflects no deduction for fees, expenses or taxes)            -1.14%            -0.02%(3)
---------------------------------------------------------------------------------------
Merrill Lynch High Yield Master II Index(2)
 (reflects no deduction for fees, expenses or taxes)            -1.89%            -1.07%(3)
---------------------------------------------------------------------------------------


(1) The Class Y shares were first offered on 5/4/99.

(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

(3) Represents total return for the period 4/30/99 - 12/31/02, to correspond with the Class Y period shown.

                                                                 HIGH YIELD FUND

FEES AND EXPENSES

  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

                                                                        CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
-------------------------------------------------------------------------------
Maximum Sales Charge on Purchases (as a % of offering price)               none
-------------------------------------------------------------------------------
Maximum Deferred Sales Charge                                              none
-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets)
(as a % of average net assets)
-------------------------------------------------------------------------------
Management Fees (See "Management")                                         0.60%
-------------------------------------------------------------------------------
Other Expenses(1)                                                          0.26%
-------------------------------------------------------------------------------
Total Operating Expenses(1)                                                0.86%
-------------------------------------------------------------------------------


(1) These amounts have been restated from fiscal year amounts to reflect estimated current fees.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


SHARE CLASS         1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class Y Shares        $ 88     $ 274     $ 477    $ 1,061
--------------------------------------------------------------------------------

[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

ADDITIONAL INVESTMENT INFORMATION

  This section describes some of the investment techniques used by each Fund and some of the risks associated with those techniques.

  ADJUSTING INVESTMENT EXPOSURE. Each Fund will be subject to the risks associated with investments. Each Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, a Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with a Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses.

  EQUITY SECURITIES. The High Yield Fund may invest up to 20% of its net assets in equity securities. Equity securities may include common stocks, preferred stocks, convertible preferred stocks, warrants, and similar instruments. Common stocks, the most familiar type, represent an ownership interest in a company. The value of equity securities fluctuates based on changes in a company's financial condition, and on market and economic conditions.

  FOREIGN SECURITIES. Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. As a result, there may be less information publicly available about foreign companies than most U.S. companies. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.

  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Each Fund may enter into financial futures contracts and options thereon for bona fide hedging purposes or to pursue risk management strategies. These transactions involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or in the over the counter market ("OTC"). Each Fund may not purchase or sell futures contracts or options on futures contracts on a CFTC regulated exchange for non-bonafide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

  RISKS OF OPTIONS AND FUTURES. Fund transactions in futures, options on futures and other options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and a Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

  MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. Each Fund may invest extensively in mortgage-related securities and also may invest in other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The value of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may cause the Funds to lose money.

  PORTFOLIO TURNOVER. The Core Fixed Income Fund and the Total Return Fund may engage in active and frequent trading of their portfolio securities to achieve their principal investment strategies and can be expected to have a portfolio turnover rate substantially in excess of 100%. For the fiscal year ended November 30, 2002, the portfolio turnover rates for Core Fixed Income Fund and Total Return Fund were 433.27% and 419.92%, respectively. These rates vary from year to year. High turnover increases transaction costs and may increase taxable capital gains.

  TEMPORARY DEFENSIVE INVESTMENTS. At times each Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and its instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent a Fund from achieving its investment objective.

MANAGEMENT

  The Funds' investment adviser is Lord, Abbett & Co. LLC which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $48 billion in more than 40 mutual fund portfolios and other advisory accounts as of January 31, 2003.

  Lord Abbett is entitled to an annual management fee based on each Fund's average daily net assets. Each fee is calculated daily and payable monthly.

  For the fiscal year ended November 30, 2002, the fees paid to Lord Abbett for the following Funds were as follows:

        .50 of 1% for Core Fixed Income Fund;
        .50 of 1% for Total Return Fund; and
        .60 of 1% for High Yield Fund.

  For the fiscal year ended November 30, 2002, Lord Abbett waived its entire management fee for the Core Fixed Income Fund and Total Return Fund.

  In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at the annual rate of .04% of each Fund's average daily net assets. Each Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.

  INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund's investments.

  CORE FIXED INCOME FUND AND TOTAL RETURN FUND. Robert I. Gerber, Partner and Director of Taxable Fixed Income Management, heads the team. Mr. Gerber joined Lord Abbett in 1997. The other senior team members are Walter H. Prahl and Robert A. Lee. Mr. Prahl, Partner and Director of Quantitative Research, Taxable Fixed Income, joined Lord Abbett in 1997. Mr. Lee, Partner and a Fixed Income Investment Manager, joined Lord Abbett in 1997.

  HIGH YIELD FUND. Christopher J. Towle, Partner and Investment Manager, heads the team and has been with Lord Abbett since 1987. Michael S. Goldstein, Partner and Fixed Income Investment Manager, is a senior team member and has been with Lord Abbett since 1997.

                                 YOUR INVESTMENT

PURCHASES

  CLASS Y SHARES. You may purchase Class Y shares at the net asset value ("NAV") per share next determined after we receive and accept your purchase order submitted in proper form. We will not consider an order to be in proper form until we have completed our review and verification of information provided. No sales charges apply.

  We reserve the right to withdraw all or part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

  WHO MAY INVEST? Class Y shares are currently available in connection with: (1) purchases by or on behalf of FINANCIAL INTERMEDIARIES for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Funds and/or LORD ABBETT DISTRIBUTOR LLC specifically for such purchases; (2) purchases by the trustee or custodian under any deferred compensation or pension or profit-sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by Lord Abbett or its sub-advisers on a private-advisory-account basis; (3) purchases by institutional investors, such as retirement plans, companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $50 million, that were not introduced to Lord Abbett by persons associated with a broker or dealer primarily involved in the retail securities business. Additional payments may be made by Lord Abbett out of its own resources with respect to certain of these sales.

  HOW MUCH MUST YOU INVEST? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our principal underwriter. Place your order with your investment dealer or send the money to the Fund (P.O. Box 219100, Kansas City, Missouri 64121). The minimum initial investment is $1 million, except for certain purchases through Financial Intermediaries that charge a fee for services that include investment advisory or management services, which have no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor, which reserves the right to reject any order.

  BUYING SHARES THROUGH YOUR DEALER. Orders for shares received by a Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at the NAV effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the NAV effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

  BUYING SHARES BY WIRE. To open an account, call 800-821-5129 Ext. 34028, Institutional Trade Dept., to set up your account and to arrange a wire transaction. Wire to: UMB, N.A., Kansas City, Routing number - 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete

[SIDENOTE]

NAV per share for a Fund is, under normal circumstances, calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after a Fund receives your order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board. Certain foreign securities that are primarily listed on foreign exchanges may trade on weekends or days when a Fund's NAV is not calculated. As a result, a Fund's NAV may change on days when shareholders will not be able to purchase or redeem Fund shares.

FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Funds to work with investment professionals that buy and/or sell shares of the Funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.


                                                                 Your Investment
  name of the Fund, note Class Y shares and include your new account number and your name. To add to an existing account, wire to: UMB, N.A., Kansas City, Routing number - 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your account number and your name.

REDEMPTIONS

  Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129.

  BY BROKER. Call your investment professional for instructions on how to redeem your shares.

  BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Funds at 800-821-5129.

  BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

  Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

  If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

  A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

  - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

  - a redemption check payable to anyone other than the shareholder(s) of record,

  - a redemption check to be mailed to an address other than the address of record,

  - a redemption check payable to a bank other than the bank we have on file, or

  - a redemption for $50,000 or more.

  BY WIRE. In order to receive funds by wire, our servicing agent must have the wiring instructions on file. To verify that this feature is in place, call 800-821-5129 Ext. 34028, Institutional Trading Dept. (minimum wire: $1,000). Your wire redemption request must be received by the Fund before the close of the NYSE for money to be wired on the next business day.

  REDEMPTIONS IN KIND. Under circumstances in which it is deemed detrimental to the best interests of each Fund's shareholders to make redemption payments wholly in cash, a Fund may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of a Fund's net assets by a distribution in kind of readily marketable securities in lieu of cash. Each Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number, and other relevant information. The Funds will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

- In the case of an estate -

Robert A. Doe
Executor of the Estate of
John W. Doe

[Date]


[GRAPHIC]

- In the case of a corporation - ABC Corporation

Mary B. Doe

By Mary B. Doe, President

[Date]


[GRAPHIC]

DISTRIBUTIONS AND TAXES

  The Core Fixed Income Fund and the Total Return Fund expect to declare dividends from their net investment income daily and to pay you dividends from their net investment income monthly. The High Yield Fund expects to pay you dividends from its net investment income monthly. Each Fund expects to distribute its net capital gains (if any) annually as Ocapital gains distributions." Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash.

  A Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.

  Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.

  If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

  Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by a Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

SERVICES FOR FUND INVESTORS

  We offer the following shareholder services:

  TELEPHONE EXCHANGE PRIVILEGE. Class Y shares may be exchanged without a service charge for Class Y shares of any ELIGIBLE FUND among the Lord Abbett-sponsored funds.

  ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

  HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of the Funds' prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219100, Kansas City, MO 64121.

  ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Funds at 800-821-5129.

[SIDENOTE]

EXCHANGE LIMITATIONS. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges and similar trading practices can disrupt management of the Funds and raise expenses. Accordingly, the Funds reserve the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The Funds also may revoke the privilege for all shareholders upon 60 days' written notice. In addition, as stated under "Purchases," the Funds reserve the right to reject any purchase order, including purchase orders from shareholders whose trading has been or may be disruptive to the Funds.

ELIGIBLE FUND. An "Eligible Fund" is any Lord Abbett-sponsored fund offering Class Y shares.

                                                          CORE FIXED INCOME FUND

                              FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

  This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2002 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


======================================================================================================================
                                                                               CLASS Y SHARES
                                                      ----------------------------------------------------------------
                                                                        YEAR ENDED 11/30                 12/10/1997(a)
                                                      -----------------------------------------------         to
PER SHARE OPERATING PERFORMANCE                         2002         2001         2000         1999       11/30/1998
NET ASSET VALUE, BEGINNING OF PERIOD                  $  10.80     $  10.90     $  10.54     $  10.97    $       10.00
----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------------------------
  Net investment income                                    .49(b)       .66(b)       .71(b)       .69              .62
----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                  .22          .61          .29         (.59)             .35
----------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                           .71         1.27         1.00          .10              .97
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
----------------------------------------------------------------------------------------------------------------------
  Net investment income                                   (.56)       (1.37)        (.64)        (.41)              --
----------------------------------------------------------------------------------------------------------------------
  Net realized gain                                       (.20)          --           --         (.12)              --
----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                       (.76)       (1.37)        (.64)        (.53)              --
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $  10.75     $  10.80     $  10.90     $  10.54    $       10.97
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(c)                                           6.96%       12.65%       10.06%        1.08%            9.70%(d)
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------------------------------
  Expenses, including waiver and expense reductions        .37%         .00%         .00%         .00%             .00%(d)
----------------------------------------------------------------------------------------------------------------------
  Expenses, excluding waiver and expense reductions       1.12%        1.76%         .67%         .63%             .75%(d)
----------------------------------------------------------------------------------------------------------------------
  Net investment income                                   4.39%        6.22%        6.88%        6.62%           5.98%((d)
======================================================================================================================

                                                                        YEAR ENDED 11/30                 12/10/1997(a)
                                                      -----------------------------------------------         to
SUPPLEMENTAL DATA:                                      2002         2001         2000         1999       11/30/1998
NET ASSETS, END OF PERIOD (000)                       $  8,376     $  6,409     $  6,557     $  8,713    $       4,694
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 433.27%      641.36%      595.00%      412.77%          411.03%
----------------------------------------------------------------------------------------------------------------------


(a) Commencement of operations on December 10, 1997. SEC effective date and date shares first became available to the public -- March 16, 1998.
(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

                                                               TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS

  This table describes the Fund's performance for the fiscal period indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2002 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


==========================================================================================================
                                                                          CLASS Y SHARES
                                                      ----------------------------------------------------
                                                                YEAR ENDED 11/30             12/10/1998(a)
                                                      ----------------------------------           to
PER SHARE OPERATING PERFORMANCE                         2002         2001         2000        11/30/1999
NET ASSET VALUE, BEGINNING OF PERIOD                  $  10.47     $  10.43     $  10.13     $       10.00
----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------------
  Net investment income                                    .49(b)       .59(b)       .69(b)            .62
----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                  .17          .66          .27              (.49)
----------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                           .66         1.25          .96               .13
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
----------------------------------------------------------------------------------------------------------
  Net investment income                                   (.57)       (1.21)        (.66)               --
----------------------------------------------------------------------------------------------------------
  Net realized gain                                       (.10)          --           --                --
----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                       (.67)       (1.21)        (.66)               --
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $  10.46     $  10.47     $  10.43     $       10.13
----------------------------------------------------------------------------------------------------------
TOTAL RETURN(c)                                           6.58%       12.82%       10.14%             1.30%(d)
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------------------
  Expenses, including waiver and expense reductions        .34%         .00%         .00%              .00%(d)
----------------------------------------------------------------------------------------------------------
  Expenses, excluding waiver and expense reductions       1.01%         .97%        1.20%              .89%(d)
----------------------------------------------------------------------------------------------------------
  Net investment income                                   4.67%        5.76%        6.96%             6.23%(d)
==========================================================================================================

                                                                YEAR ENDED 11/30             12/10/1998(a)
                                                      ----------------------------------           to
SUPPLEMENTAL DATA:                                      2002         2001         2000        11/30/1999
NET ASSETS, END OF PERIOD (000)                       $ 16,169     $ 12,988     $  2,231     $       2,103
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 419.92%      720.60%      562.50%           415.82%
----------------------------------------------------------------------------------------------------------


(a) Commencement of investment operations.

(b) Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

                                                                 HIGH YIELD FUND

FINANCIAL HIGHLIGHTS

  This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2002 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


==========================================================================================================
                                                                         CLASS Y SHARES
                                                      --------------------------------------------------
                                                                YEAR ENDED 11/30             5/4/1999(a)
                                                      ----------------------------------         to
PER SHARE OPERATING PERFORMANCE                         2002         2001         2000       11/30/1999
NET ASSET VALUE, BEGINNING OF PERIOD                  $   8.21     $   8.38     $   9.73     $     10.36
--------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------
  Net investment income                                    .69(b)       .81(b)       .88(b)          .55(b)
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized loss                        (.80)        (.06)       (1.25)           (.62)
--------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                          (.11)         .75         (.37)           (.07)
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
--------------------------------------------------------------------------------------------------------
  Net investment income                                   (.75)        (.85)        (.98)           (.56)
--------------------------------------------------------------------------------------------------------
  Paid-in capital                                         (.05)        (.07)          --              --
--------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                       (.80)        (.92)        (.98)           (.56)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $   7.30     $   8.21     $   8.38     $      9.73
--------------------------------------------------------------------------------------------------------
TOTAL RETURN(c)                                          (1.30)%       9.18%       (4.31)%          (.59)%(d)
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------------------
  Expenses, including waiver and expense reductions        .85%         .96%         .48%            .00%(d)
--------------------------------------------------------------------------------------------------------
  Expenses, excluding waiver and expense reductions        .85%         .97%         .99%            .51%(d)
--------------------------------------------------------------------------------------------------------
  Net investment income                                   9.45%        9.75%        9.49%           5.59%(d)
==========================================================================================================

                                                                YEAR ENDED 11/30             5/4/1999(a)
                                                      ----------------------------------         to
SUPPLEMENTAL DATA:                                      2002         2001         2000       11/30/1999
NET ASSETS, END OF PERIOD (000)                       $  1,308     $      1     $      1     $         1
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  68.70%       93.11%       80.53%         109.57%
--------------------------------------------------------------------------------------------------------


(a) Commencement of offering of class of shares.

(b) Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

ADDITIONAL INFORMATION

  More information on each Fund is available free upon request, including the following:

  ANNUAL/SEMI-ANNUAL REPORT

  The Funds' Annual and Semi-Annual Reports contain more information about each Fund's investments and performance. The Annual Report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

  STATEMENT OF ADDITIONAL INFORMATION ("SAI")
  Provides more details about the Funds and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).

TO OBTAIN INFORMATION:

BY TELEPHONE. For shareholder account inquiries call the Funds at: 800-821-5129. For literature requests call the Funds at: 888-522-2388.

BY MAIL. Write to the Funds at: The Lord Abbett Family of Funds 90 Hudson Street Jersey City, NJ 07302-3973

VIA THE INTERNET.
LORD, ABBETT & CO. LLC
www.LordAbbett.com

Text only versions of Fund documents can be viewed online or downloaded from the
SEC: www.sec.gov.

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending your request electronically to publicinfo@sec.gov.

                             [LORD ABBETT(R) LOGO]

               Lord Abbett Mutual Fund shares are distributed by:
                           LORD ABBETT DISTRIBUTOR LLC
              90 Hudson Street - Jersey City, New Jersey 07302-3973

  Lord Abbett Investment Trust -
    Lord Abbett Core Fixed Income Fund
    Lord Abbett Total Return Fund
    High Yield Fund                                                   LACORE-Y-1
                                                                          (4/03)

  SEC FILE NUMBER: 811-7988

LORD ABBETT

STATEMENT OF ADDITIONAL INFORMATION                                APRIL 1, 2003


                          LORD ABBETT INVESTMENT TRUST

                                 BALANCED SERIES
                                 HIGH YIELD FUND
                      LIMITED DURATION U.S. GOVERNMENT FUND
                              U.S. GOVERNMENT FUND
                          (CLASS A, B, C, AND P SHARES)


--------------------------------------------------------------------------------
This Statement of Additional Information ("SAI") is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI relates to, and should be read in conjunction with, the Prospectus for the Lord Abbett Investment Trust - Balanced Series (the "Balanced Fund"), Lord Abbett High Yield Fund (the "High Yield Fund"), Limited Duration U.S. Government Securities Series, (the "Limited Duration U.S. Government Fund") and U.S. Government Securities Series (the "U.S. Government Fund") (each individually a "Fund" or, collectively, the "Funds"), dated April 1, 2003.

Shareholder inquiries should be made by directly contacting the Funds or by calling 800-821-5129. The Annual Report to Shareholders is available without charge, upon request by calling 888-522-2388. In addition, you can make inquiries through your dealer.


                    TABLE OF CONTENTS


                                                                                    PAGE
                    1.   Fund History                                               2
                    2.   Investment Policies                                        2
                    3.   Management of the Funds                                    13
                    4.   Control Persons and Principal Holders of Securities        19
                    5.   Investment Advisory and Other Services                     20
                    6.   Brokerage Allocations and Other Practices                  21
                    7.   Classes of Shares                                          23
                    8.   Purchases, Redemptions, and Pricing                        28
                    9.   Taxation of the Funds                                      31
                    10.  Underwriter                                                33
                    11.  Performance                                                36
                    12.  Financial Statements                                       36
                         Appendix                                                   37

                                       1.
                                  FUND HISTORY


Lord Abbett Investment Trust (the "Trust") was organized as a Delaware Business Trust on August 16, 1993, with an unlimited amount of shares of beneficial interest authorized. The Trust has six funds or series, four of which are described in this SAI: Balanced Fund, High Yield Fund, Limited Duration U.S. Government Fund, and U.S. Government Fund. The Funds are diversified open-end investment management companies registered under the Investment Company Act of 1940, as amended (the "Act"). Each Fund offers four classes of shares in this SAI (A, B, C, and P). Class P shares of the Limited Duration U.S. Government Fund and U.S. Government Fund are neither offered to the general public nor available in all states. Class Y shares of High Yield Fund are offered in a separate SAI.


                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund is subject to the following fundamental investment restrictions that cannot be changed without approval of a majority of each Fund's outstanding shares.

Each Fund may not:

     (1) borrow money, except that (i) it may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) it may purchase securities on margin to the extent permitted by applicable law;

     (2) pledge its assets (other than to secure borrowings, or to the extent permitted by each Fund's investment policies as permitted by applicable law);

     (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

     (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of the its gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and for the Balanced Fund, securities issued by an investment company or (ii) 10% of the voting securities of such issuer;

     (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities);

     (8) issue senior securities to the extent such issuance would violate applicable law; or

     (9) (with respect to the U.S. Government Securities Fund only) invest in securities other than U.S. Government securities, as described in the Prospectus.

Compliance with the investment restrictions will be determined at the time of purchase or sale of the security.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the policies in the Prospectus and the investment restrictions above that cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment restrictions that may be changed by the Board of Trustees without shareholder approval.

Each Fund may not:

     (1) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

     (2) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, determined by Lord Abbett to be liquid, subject to the oversight of the Board.


     (3) invest in securities issued by other investment companies except to the extent permitted by applicable law (except that U.S. Government Fund may not rely on Sections 12(d)(1)(F) and 12(d)(1)(G) of the Act);

     (4) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of its total assets (included within such limitation, but not to exceed 2% of its total assets, are warrants that are not listed on the New York or American Stock Exchange or a major foreign exchange);


     (5) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that it may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

     (6) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its Prospectus and Statement of Additional Information, as they may be amended from time to time; or

     (7) buy from or sell to any of the Trust's officers, trustees, employees, or its investment adviser or any of the adviser's officers, partners, or employees, any securities other than the Trust's shares.

     (8) (with respect to the High Yield Fund only) invest more than 10% of the market value of its gross assets at the time of investment in debt securities which are in default as to interest or principal.


PORTFOLIO TURNOVER RATE. For the fiscal years ended November 30, the portfolio turnover rate for each Fund was as follows:



                                                   2002         2001
                                                   ----         ----
Balanced Fund                                       0.00%      30.69%

High Yield Fund                                    68.70%      93.11%

Limited Duration U.S. Government  Fund            360.66%     564.26%

U.S. Government Fund                              560.84%     688.68%


ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. This section provides further information on certain types of investments and investment techniques that may be used by each Fund, including their associated risks. In the case of the Balanced Fund, references to "each Fund" refer to the underlying funds.

AVERAGE DURATION. The Limited Duration U.S. Government Fund limits its average dollar weighted portfolio duration to a range of one to four years. However, many of the securities in which the Fund invests will have remaining durations in excess of four years.

Some of the securities in the Limited Duration U.S. Government Fund's portfolio may have periodic interest rate adjustments based upon an index such as the 90-day Treasury Bill rate. This periodic interest rate adjustment tends to lessen the volatility of the security's price. With respect to securities with an interest rate adjustment period of one year or less, the Limited Duration U.S. Government Fund will, when determining average-weighted duration, treat such a security's maturity as the amount of time remaining until the next interest rate adjustment.

Instruments such as GNMA, FNMA, FHLMC securities and similar securities backed by amortizing loans generally have shorter effective maturities than their stated maturities. This is due to changes in amortization caused by demographic and economic forces such as interest rate movements. These effective maturities are calculated based upon historical payment patterns and therefore have a shorter duration than would be implied by their stated final maturity. For purposes of determining the Limited Duration U.S. Government Fund's average maturity, the maturities of such securities will be calculated based upon the issuing agency's payment factors using industry-accepted valuation models.

The Limited Duration U.S. Government Fund may purchase U.S. Government securities on a when-issued basis with settlement taking place after the purchase date (without amortizing any premiums). This investment technique is expected to contribute significantly to portfolio turnover rates. However, it will have little or no transaction cost or adverse tax consequences. Transaction costs normally will exclude brokerage because the Fund's fixed-income portfolio transactions are usually on a principal basis and any markups charged normally will be more than offset by the beneficial economic consequences anticipated at the time of purchase or no purchase will be made. Generally, short-term losses on short-term U.S. Government securities purchased under this investment technique tend to offset any short-term gains due to such high portfolio turnover.

BORROWING MONEY. Each Fund may borrow money for certain purposes as described above under "Fundamental Investment Restrictions." If a Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.


CONVERTIBLE SECURITIES. Certain of Balanced Fund's underlying funds, as well as High Yield Fund, may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. They generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus, may not decline in price to the same extent as the underlying common stock. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

EQUITY SECURITIES. Certain of Balanced Fund's underlying funds may invest in equity securities in accordance with their investment objectives and policies. The High Yield Fund may invest up to 20% of its assets in equity securities. These include common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familiar type, represent an ownership interest in a company. The value of equity securities fluctuates based on changes in a company's financial condition, and on market and economic conditions.

FOREIGN CURRENCY OPTIONS. Certain of the Balanced Fund's underlying funds and the High Yield Fund may take positions in options on foreign currencies to hedge against the risk that foreign exchange rate fluctuations will affect the value of foreign securities a fund holds in its portfolio or intends to purchase. For example, if a Fund were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. A Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

Transaction costs may be higher because the quantities of currencies underlying option contracts that a Fund may enter represent odd lots in a market dominated by transactions between banks.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

A Fund may effectively terminate its rights or obligations under options by entering into closing transactions. Closing transactions permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar. Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions. As a result, changes in the value of an option position may have no relationship to the investment merit of the foreign currency. Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

Options normally have expiration dates of up to nine months. The exercise price may be below, equal to or above the current market value of the underlying currency. Options that expire unexercised have no value, and the Funds will realize a loss of any premium paid and any transaction costs. Although each Fund intends to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an option at a favorable price at any time prior to expiration. In the event of insolvency of the counter-party, a Fund may be unable to liquidate a foreign currency option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it had purchased in order to realize any profit.

FORWARD FOREIGN CURRENCY EXCHANGE TRANSACTIONS Certain of the Balanced Fund's underlying funds and the High Yield Fund may engage in spot transactions and use forward contracts to protect against uncertainty in the level of future exchange rates.

A Fund may enter into forward contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, a Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

A Fund also may use forward contracts in connection with existing portfolio positions to lock in the U.S. dollar value of those positions, to increase a Fund's exposure to foreign currencies that the investment adviser believes may rise in value relative to the U.S. dollar or to shift a Fund's exposure to foreign currency fluctuations from one country to another. For example, when a Fund believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transaction costs.

At or before the maturity date of a forward contract that requires a Fund to sell a currency, a Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.


FOREIGN SECURITIES. Certain of Balanced Fund's underlying funds may invest in foreign securities in accordance with their investment objectives and policies. The High Yield Fund may invest up to 20% of its assets in foreign securities. This limitation does not include American Depositary Receipts ("ADRs"). Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

     - Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.

     - Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the U.S.

     - Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

     - Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.

     - There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

     - Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.

     - Foreign securities may trade on days when a Fund does not sell shares. As a result, the value of a Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.

     - With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of a Fund, and political or social instability or diplomatic developments that could affect investments in those countries. In addition, a Fund may invest in less developed countries, sometimes referred to as emerging markets. The risks of investing in foreign markets are generally more severe in emerging markets.


The High Yield Fund may invest up to 20% of its net assets in securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Each Fund may engage in futures and options on futures transactions in accordance with its investment objective and policies. Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called "initial margin." Subsequent payments, called "variation margin," are made on a daily basis as the market price of the futures contract or option fluctuates.

The Funds may purchase and sell futures contracts and purchase and write call and put options on futures contracts for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent a Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs. The Funds may also enter into closing purchase and sale transactions with respect to such contracts and options.

Futures contracts and options on futures contracts present substantial risks, including the following:

     - While the Funds may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if the Funds had not entered into any futures or related options transactions.

     - Because perfect correlation between a futures position and a portfolio position that the Funds intend to hedge is impossible to achieve, a hedge may not work as intended, and the Funds may thus be exposed to additional risk of loss.

     - The loss that the Funds may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

     - Futures markets are highly volatile, and the use of futures may increase the volatility of the Funds' net asset value.

     - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to the Funds.

     - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

     - The counterparty to an OTC contract may fail to perform its obligations under the contract.

HIGH-YIELD DEBT SECURITIES. In accordance with their investment objectives and policies, certain of Balanced Fund's underlying funds, as well as High Yield Fund, may invest in high-yield debt securities. High-yield debt securities (also referred to as "junk bonds") are rated BB/Ba or lower and typically pay a higher yield, but entail greater risks, than investment grade debt securities. When compared to investment grade debt securities, high-yield debt securities:

     - have a higher risk of default and their prices can be much more volatile due to lower liquidity;

     -    tend to be less sensitive to interest rate changes; and

     - pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds.

In addition, while the market for high-yield, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high-yield bond market, especially during periods of economic recession. Since the risk of default is higher among high-yield debt securities, Lord Abbett's research and analyses are an important ingredient in the selection of such securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Funds seek to reduce this risk. There can be no assurance, however, that this risk will in fact be reduced and that losses will not occur. The Funds do not have any minimum rating criteria applicable to the fixed income securities in which they invest.

ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

     -    Domestic and foreign securities that are not readily marketable.

     - Repurchase agreements and time deposits with a notice or demand period of more than seven days.

     - Certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and is liquid.

144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of each Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

INVESTMENT COMPANIES. The Funds may invest in securities of other investment companies subject to limitations prescribed by the Act, except that U.S. Government Fund cannot rely on Sections 12(d)(1)(F) and (G). These limitations include a prohibition on a Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the investing Fund and will be subject to substantially the same risks.

The Funds may, consistent with their investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index. The Funds may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of such securities may not perfectly parallel the price movement of the underlying index. An example of this type of security is the Standard & Poor's Depositary Receipt, commonly known as a "SPDR."

LISTED OPTIONS ON SECURITIES. The Funds may purchase and write national securities exchange-listed put and call options on securities or securities indices. A "call option" is a contract sold for a price giving its holder the right to buy a specific amount of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Funds may write covered call options that are traded on a national securities exchange with respect to securities in their portfolios in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. During the period of the option, a Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). The Funds may also enter the "closing purchase transactions" in order to terminate their obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation.

A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. Each Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. Each Fund may write covered put options to the extent that cover for such options does not exceed 15% of the Fund's net assets. Each Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of the Fund's net assets at the time an option is written.

The purchase and writing of options is a highly specialized activity that involves special investment risks. The Funds may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). If the investment manager is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and Fund portfolio securities, the Funds may incur losses. The use of options can also increase a Fund's transaction costs.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. Each Fund, in accordance with its investment objective and polices, may invest extensively in mortgage-related securities and also may invest in other asset-backed securities in connection with public or private offerings, or secondary market transactions. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.

     MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.

     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION. The principal governmental guarantor of mortgage-related securities is the "GNMA." GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

     Government-related guarantors (I.E., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Both are government-sponsored corporations owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Funds' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

     Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to Fund industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     COLLATERALIZED MORTGAGE OBLIGATIONS AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are issued in multiple classes, each bearing a different stated maturity. Payments of principal normally are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

     COMMERCIAL MORTGAGE-BACKED SECURITIES. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, or stripped mortgage-backed securities.

     MORTGAGE DOLLAR ROLLS. The Funds may enter into mortgage dollar rolls in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Fund may benefit from the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls depend upon the Funds' ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and another involving a sale. As a result, the use of mortgage dollar rolls significantly increases the Funds' portfolio turnover.

     STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The value of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may cause the Funds to lose money. The value of a PO class generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon bearing bonds of the same maturity.

     OTHER ASSET-BACKED SECURITIES. The Funds, in accordance with their investment objectives and policies, may invest in asset-backed securities (unrelated to mortgage loans). Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. In addition to prepayment risks, these securities present credit risks that are not inherent in mortgage-related securities.

REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. The Funds require at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). Such agreements permit the Funds to keep all assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Funds may incur a loss upon disposition of them. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. The Funds intend to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

REVERSE REPURCHASE AGREEMENTS. The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). This risk is greatly reduced because the Fund receives cash equal to 100% of the price of the security sold. Engaging in reverse repurchase agreements may also involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Each Fund will attempt to minimize this risk by managing their duration. A Fund's reverse repurchase agreements will not exceed 20% of the Fund's net assets.

SECURITIES LENDING. The Funds may lend portfolio securities to registered broker-dealers. These loans may not exceed 30% of a Fund's total assets. Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. government or its agencies ("U.S. Government securities") or other permissible means at least equal to 102 percent of the market value of the loaned securities. The Funds may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Funds and is acting as a "placing broker." No fee will be paid to persons affiliated with the Funds.

By lending portfolio securities, each of the Funds can increase income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government securities or other forms of non-cash collateral are received. Lending portfolio securities could result in a loss or delay in recovering the Fund's securities if the borrower defaults.

SHORT SALES. Each Fund may make short sales of securities or maintain a short position, if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. Each Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.

TEMPORARY DEFENSIVE INVESTMENTS. As described in the Prospectus, each Fund is authorized to invest temporarily a substantial amount, or even all, of its assets in various short-term fixed-income securities to take a defensive position. These securities include:

     - Obligations of the U.S. Government and its agencies and instrumentalities. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include Treasury bills, notes and bonds.

     - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

     - Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

     - Bankers' acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.


     -    Repurchase agreements.


WHEN-ISSUED OR FORWARD TRANSACTIONS. Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. government securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at our custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date which could result in depreciation of value of fixed-income when-issued securities. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.


                                       3.
                             MANAGEMENT OF THE FUND

The Board of Trustees is responsible for the management of the business and affairs of the Funds in accordance with the laws of the State of Delaware. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. As discussed fully below, the Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser.

The following Trustee is the Managing Partner of Lord, Abbett & Co. LLC ("Lord Abbett") and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 42 portfolios or series.



                                CURRENT POSITION
NAME, ADDRESS AND               LENGTH OF SERVICE    PRINCIPAL OCCUPATION
DATE OF BIRTH                   WITH TRUST           DURING PAST FIVE YEARS                 OTHER DIRECTORSHIPS
-------------                   ----------           ----------------------                 -------------------
ROBERT S. DOW                   Trustee since 1993   Managing Partner and Chief             N/A
Lord, Abbett & Co. LLC          and Chairman since   Investment Officer of Lord Abbett
90 Hudson Street                1996                 since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945



                         ------------------------------

The following outside Trustees are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds.



                                CURRENT POSITION
NAME, ADDRESS AND               LENGTH OF SERVICE    PRINCIPAL OCCUPATION
DATE OF BIRTH                   WITH TRUST           DURING PAST FIVE YEARS                 OTHER DIRECTORSHIPS
-------------                   ----------           ----------------------                 -------------------
E. THAYER BIGELOW               Trustee since 1994   Managing General Partner, Bigelow      Currently serves as
Bigelow Media, LLC                                   Media, LLC (since 2000); Senior        director of Crane Co. and
909 Third Ave., 5th Floor                            Adviser, Time Warner Inc. (1998 -      Huttig Building Products
New York, NY                                         2000); Acting Chief Executive          Inc.
Date of Birth: 10/22/1941                            Officer of Courtroom Television
                                                     Network  (1997 - 1998); President
                                                     and Chief Executive Officer of Time
                                                     Warner Cable Programming, Inc.
                                                     (1991 - 1997).

                                CURRENT POSITION
NAME, ADDRESS AND               LENGTH OF SERVICE     PRINCIPAL OCCUPATION
DATE OF BIRTH                   WITH TRUST            DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS
-------------                   ----------            ----------------------                -------------------
WILLIAM H.T. BUSH               Trustee since 1998    Co-founder and Chairman of the        Currently serves as
Bush-O'Donnell & Co., Inc.                            Board of the financial advisory       director of Wellpoint
101 South Hanley Road                                 firm of Bush-O'Donnell & Company      Health Network, Inc., DT
Suite 1025                                            (since 1986).                         Industries Inc., and
St. Louis, MO                                                                               Engineered Support
Date of Birth: 7/14/1938                                                                    Systems, Inc.

ROBERT B. CALHOUN, JR.          Trustee since 1998    Managing Director of Monitor          Currently serves as
Monitor Clipper Partners                              Clipper Partners (since 1997) and     director of Avondale,
Two Canal Park                                        President of Clipper Asset            Inc., Avondale Mills,
Cambridge, MA                                         Management Corp. (since 1991), both   Inc., IGI/Earth Color,
Date of Birth: 10/25/1942                             private equity investment funds.      Inc., Integrated
                                                                                            Graphics, Inc., and
                                                                                            Interstate Bakeries Corp.

FRANKLIN W. HOBBS               Trustee since 2000    Chief Executive Officer of Houlihan   Currently serves as
Houlihan Lokey Howard & Zukin                         Lokey Howard & Zukin, an investment   director of Adolph Coors
685 Third Ave.                                        bank (January 2002 to present);       Company.
New York, NY                                          Chairman of Warburg Dillon Read
Date of Birth: 7/30/1947                              (1999 - 2000); Global Head of
                                                      Corporate Finance of SBC Warburg
                                                      Dillon Read (1997 - 1999); Chief
                                                      Executive Officer of Dillon, Read &
                                                      Co. (1994 - 1997).

C. ALAN MACDONALD               Trustee since 1993    Retired - General Business and        Currently serves as
415 Round Hill Road                                   Governance Consulting (since 1992);   director of Fountainhead
Greenwich, CT                                         formerly President and CEO of         Water Company, Careside,
Date of Birth: 5/19/1933                              Nestle Foods.                         Inc., Lincoln Snacks,
                                                                                            J.B. Williams Co., Inc.
                                                                                            (personal care products)
                                                                                            and Seix Fund, Inc.*

THOMAS J. NEFF                  Trustee since 1993    Chairman of Spencer Stuart, an        Currently serves as
Spencer Stuart                                        executive search consulting firm      director of Ace, Ltd.
277 Park Avenue                                       (since 1996); President of Spencer    and Exult, Inc.
New York, NY                                          Stuart (1979-1996).
Date of Birth: 10/2/1937



----------
*Seix Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Trust's Chairman, CEO, and President and the Managing Partner of Lord Abbett.

                         ------------------------------

None of the officers listed below have received compensation from the Trust. All the officers of the Trust may also be officers of the other Lord
Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, New Jersey 07302.



NAME AND                           CURRENT POSITION     LENGTH OF SERVICE         PRINCIPAL OCCUPATION
(DATE OF BIRTH)                    WITH TRUST           OF CURRENT POSITION       DURING PAST FIVE YEARS
---------------                    ----------           -------------------       ----------------------
ROBERT S. DOW                      Chief Executive      Elected in 1996           Managing Partner and Chief Investment
(3/8/1945)                         Officer and                                    Officer of Lord Abbett since 1996.
                                   President

ZANE E. BROWN                      Executive Vice       Elected in 1996           Partner and Director of Fixed Income
(12/09/1951)                       President                                      Management, joined Lord Abbett in 1992.

ROBERT I. GERBER                   Executive Vice       Elected in 1998           Partner and Director of Taxable Fixed Income
(5/29/1954)                        President                                      Management, joined Lord Abbett in 1997.

ROBERT G. MORRIS                   Executive Vice       Elected in 1995           Partner and Director of Equity Investments,
(11/6/1944)                        President                                      joined Lord Abbett in 1991.

CHRISTOPHER J. TOWLE               Executive Vice       Elected in 1999           Partner and Investment Manager, joined Lord
(10/12/1957)                       President                                      Abbett in 1987.

TRACIE E. AHERN                    Vice President and   Elected in 1999           Partner and Director of Portfolio Accounting
 (1/12/1968)                       Treasurer                                      and Operations, joined Lord Abbett in 1999,
                                                                                  formerly Vice President - Head of Fund
                                                                                  Administration of Morgan Grenfell from
                                                                                  1998 to 1999, prior thereto Vice President
                                                                                  of Bankers Trust.

JOAN A. BINSTOCK                   Chief Financial      Elected in 1999           Partner and Chief Operations Officer, joined
(3/4/1954)                         Officer and Vice                               Lord Abbett in 1999, prior thereto Chief
                                   President                                      Operating Officer of Morgan Grenfell.

DANIEL E. CARPER                   Vice President       Elected in 1993           Partner, joined Lord Abbett in 1979.
 (1/22/1952)

MICHAEL S. GOLDSTEIN               Vice President       Elected in 1999           Partner and Fixed Income Investment Manager,
(10/29/1968)                                                                      joined Lord Abbett in 1997.

PAUL A. HILSTAD                    Vice President and   Elected in 1995           Partner and General Counsel, joined Lord
(12/13/1942)                       Secretary                                      Abbett in 1995.

ELLEN G. ITSKOVITZ                 Vice President       Elected in 2002           Partner and Senior Research Analyst, joined
(10/30/1957)                                                                      Lord Abbett in 1998.

LAWRENCE H. KAPLAN                 Vice President and   Elected in 1997           Partner and Deputy General Counsel, joined
(1/16/1957)                        Assistant Secretary                            Lord Abbett in 1997.

ROBERT A. LEE                      Vice President       Elected in 1998           Partner and Fixed Income Investment Manager
(8/28/1969)                                                                       -Mortgage and Asset Backed Securities,
                                                                                  joined Lord Abbett in 1997.

NAME AND                           CURRENT POSITION     LENGTH OF SERVICE         PRINCIPAL OCCUPATION
(DATE OF BIRTH)                    WITH TRUST           OF CURRENT POSITION       DURING PAST FIVE YEARS
---------------                    ----------           -------------------       ----------------------
A. EDWARD OBERHAUS, III            Vice President       Elected in 1996           Partner and Manager of Equity Trading,
(12/21/1959)                                                                      joined Lord Abbett in 1983.

WALTER H. PRAHL                    Vice President       Elected in 1998           Partner and Director of Quantitative
(2/13/1958)                                                                       Research, Taxable Fixed Income, joined Lord
                                                                                  Abbett in 1997.

CHRISTINA T. SIMMONS               Vice President and   Elected in 2000           Assistant General Counsel, joined Lord
(11/12/1957)                       Assistant Secretary                            Abbett in 1999, formerly Assistant General
                                                                                  Counsel of Prudential Investments from
                                                                                  1998 to 1999, prior thereto Counsel of
                                                                                  Drinker, Biddle & Reath LLP, a law firm.

BERNARD J. GRZELAK                 Assistant Treasurer  Elected in 2003           Director of Fund Administration, joined Lord
                                                                                  Abbett in 2003, formerly Vice President,
                                                                                  Lazard Asset Management from 2000 to 2003,
                                                                                  prior thereto Manager of Deloitte & Touche,
                                                                                  LLP.



                         ------------------------------

COMMITTEES
The standing committees of the Board of Trustees are the Audit Committee, the Proxy Committee, and the Nominating and Governance Committee.

The Audit Committee is composed wholly of Trustees who are not "interested persons" of the Funds. The members of the Audit Committee are Messrs. Bigelow, Calhoun, and Hobbs. The Audit Committee provides assistance to the Board of Trustees in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Funds, and the quality and integrity of the Funds' financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Funds' independent auditors and considering violations of the Funds' Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met four times.

The Proxy Committee is composed of at least two Trustees who are not "interested persons" of the Funds, and also may include one or more Trustees who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three independent Trustees: Messrs. Bush, MacDonald, and Neff. The Proxy Committee assists the Board of Trustees in fulfilling its responsibilities relating to the voting of securities held by the Funds. During the past fiscal year, the Proxy Committee met once.

The Nominating and Governance Committee is composed of all the Trustees who are not "interested persons" of the Funds. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Trustees and as committee members; and (ii) periodically reviewing director/trustee compensation. During the past fiscal year, the Nominating and Governance Committee met six times.

                         ------------------------------

APPROVAL OF ADVISORY CONTRACT
At meetings on December 12, 2002, the Board of Trustees of the Trust, including all of its outside Trustees who are not interested persons of the Trust (the "Board"), considered whether to approve the continuation of the existing management agreement between each of the Funds and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with their consideration.

INFORMATION RECEIVED BY THE BOARD. The materials received by the Board included, but were not limited to, (1) information on the investment performance of each Fund and a peer group of funds for the preceding twelve months and for other periods, (2) information on the effective management fee rates and expense ratios for funds with the same objectives and similar size, (3) sales and redemption information for each Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of each Fund, (7) information regarding the personnel, information technology, and other resources devoted by Lord Abbett to managing each Fund.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. Matters considered by the Board in connection with its approval of the continuation of the management agreement included, but were not limited to, the following:

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to each Fund, including investment research, portfolio management, and trading.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed each Fund's investment performance as well as the performance of the peer group of funds, both in terms of total return and in terms of other statistical measures for the preceding twelve months and for other periods. The Board also considered whether each Fund had operated within its investment restrictions.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to each Fund, in light of the Fund's investment objective and discipline. Among other things, they considered the size, education, and experience of Lord Abbett's investment management staff, its use of technology, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including each Fund's transfer agent, custodian, and subcustodians.

EXPENSES. The Board considered the expense ratios of each class and the expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Funds, including a review of Lord Abbett's methodology for allocating its costs to its management of each Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. They considered the profits realized by Lord Abbett in connection with the operation of each Fund and whether the amount of profit is fair for the management of each Fund. They also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to each Fund's business. The Board also considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel.

ECONOMIES OF SCALE. The Board considered whether there have been any economies of scale in managing each Fund, whether each Fund has appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by each Fund and each Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment management, the allocation of Fund brokerage, and the receipt of research by Lord Abbett in return for fund brokerage. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with each Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of each Fund, such as continuing to employ Lord Abbett, but on different terms.

After considering all of the relevant factors, the Board unanimously voted to approve continuation of the existing management agreement.

COMPENSATION DISCLOSURE
The following table summarizes the compensation for each of the directors/trustees for the Trust and for all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation accrued by the Trust for outside Trustees. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.



(1)                      (2)                                    (3)
                         FOR THE FISCAL YEAR ENDED              FOR YEAR ENDED DECEMBER 31, 2002
                         NOVEMBER 30, 2002 AGGREGATE            TOTAL COMPENSATION PAID BY THE TRUST AND
NAME OF TRUSTEE          COMPENSATION ACCRUED BY THE TRUST(1)   THIRTEEN OTHER LORD ABBETT-SPONSORED FUNDS(2)
--------------------     ------------------------------------   ---------------------------------------------
E. Thayer Bigelow                   $ 5,349                                      $ 85,000
William H.T. Bush                   $ 5,369                                      $ 85,200
Robert B. Calhoun, Jr.              $ 5,437                                      $ 86,400
Stewart S. Dixon*                   $ 5,294                                      $ 84,000
Franklin W. Hobbs                   $ 5,334                                      $ 85,000
C. Alan MacDonald                   $ 5,349                                      $ 85,000
Thomas J. Neff                      $ 5,286                                      $ 84,000
James F. Orr, III**                 $ 2,321                                      $ 70,500



----------
*  Retired December 31, 2002.
** Elected effective July 18, 2002. Resigned March 3, 2003.

1. Outside Trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Funds to its outside Trustees may be deferred at the option of a Trustee under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of a Fund for later distribution to the Trustees. In addition, $25,000 of each Trustee's retainer must be deferred and is deemed invested in shares of the Funds and other Lord Abbett-sponsored funds under the equity-based plan.

2. The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2002, including fees directors/trustees have chosen to defer.

                         ------------------------------

The following chart provides certain information on the dollar range of equity securities beneficially owned by each Trustee in the Funds and other Lord Abbett-sponsored funds as of December 31, 2002. The amounts shown include deferred compensation to the Trustees deemed invested in Fund shares. The amounts ultimately received by the Trustees under the deferred compensation plan will be directly linked to the investment performance of the Funds.


                                        DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS                AGGREGATED DOLLAR
                                                                                                       RANGE OF EQUITY
                                                                 LIMITED                             SECURITIES IN LORD
                                               HIGH YIELD      DURATION U.S.     U.S. GOVERNMENT      ABBETT-SPONSORED
NAME OF TRUSTEE              BALANCED FUND         FUND       GOVERNMENT FUND         FUND                  FUNDS
---------------              -------------     ----------     ---------------    ---------------      -----------------
Robert S. Dow               Over $100,000    Over $100,000    Over $100,000      Over $100,000         Over $100,000
E. Thayer Bigelow             $1-$10,000      $1- $10,000      $1-$10,000        Over $100,000         Over $100,000
William H. T. Bush            $1-$10,000      $1- $10,000      $1-$10,000         $1-$10,000         $50,001-$100,000
Robert B. Calhoun, Jr.        $1-$10,000      $1- $10,000      $1-$10,000       $10,001-$50,000        Over $100,000
Stewart S. Dixon*             $1-$10,000      $1- $10,000      $1-$10,000        Over $100,000         Over $100,000
Franklin W. Hobbs             $1-$10,000      $1- $10,000      $1-$10,000         $1-$10,000           Over $100,000
C. Alan MacDonald           Over $100,000     $1- $10,000      $1-$10,000        Over $100,000         Over $100,000
Thomas J. Neff                $1-$10,000      $1- $10,000      $1-$10,000        Over $100,000         Over $100,000
James F. Orr, III**           $1-$10,000      $1- $10,000      $1-$10,000         $1-$10,000           Over $100,000



----------
*  Retired December 31, 2002.
** Elected effective July 18, 2002 and resigned March 3, 2003.


CODE OF ETHICS
The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Trust's Code of Ethics which complies, in substance, with Rule 17j-1 of the Act and each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett Partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of such Advisory Group.

                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of March 4, 2003, each Fund's officers and trustees, as a group, owned less than one percent of the outstanding shares of each class of the Funds. As of March 4, 2003, to the best of our knowledge, other than Lord Abbett Distributor and other institutional broker-dealers for the benefit of their clients, the following were record holders of 5% or more of the Funds' outstanding shares:

HIGH YIELD FUND  -  CLASS C SHARES
Chicago Bears Football Club            7.94%
Attn: Karen Zust
Halas Halls at Conway Park
1000 Football Dr.
Lake Forest, IL

U.S. GOVERNMENT FUND  - CLASS A
Reliastar Life Insurance Company       5.06%
Attn: Jill Barth
151 Farmington Ave.
Hartford, CT


                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT MANAGER
As described under "Management" in the Prospectus, Lord Abbett is the Funds' investment manager. The following Partners of Lord Abbett are also officers and/or Trustees of the Funds: Tracie E. Ahern, Joan A. Binstock, Zane E. Brown, Daniel E. Carper, Robert S. Dow, Robert I. Gerber, Michael S. Goldstein, Paul A. Hilstad, Ellen G. Itskovitz, Lawrence H. Kaplan, Robert A. Lee, Robert G. Morris, A. Edward Oberhaus, III, Walter H. Prahl, and Christopher J. Towle. The other Partners are: Michael Brooks, Patrick Brown, John J. DiChiaro, Sholom Dinsky, Lesley-Jane Dixon, John E. Erard, Kevin P. Ferguson, Robert P. Fetch, Daria L. Foster, Daniel H. Frascarelli, Michael A. Grant, Howard E. Hansen, Charles Hofer, W. Thomas Hudson, Cinda Hughes, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Stephen J. McGruder, Paul McNamara, Robert J. Noelke, R. Mark Pennington, Michael Rose, Eli M. Salzmann, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Diane Tornejal, Edward von der Linde, and Marion Zapolin. The address of each Partner is 90 Hudson Street, Jersey City, New Jersey 07302-3973.


Under the Management Agreement between Lord Abbett and the Trust, each Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month. These fees are allocated among the classes based on the classes' proportionate share of such average daily net assets. The annual rates for each Fund are as follows:

     - for the U.S. Government Fund* and the Limited Duration U.S. Government Fund, at an annual rate of .50 of 1%;
     - for allocating the Balanced Fund's assets among the underlying funds, at an annual rate of .75 of 1%; and
     -    for the High Yield Fund, at an annual rate of .60 of 1%.

*The management fee for the U.S. Government Fund is reduced to .45% for average daily net assets in excess of $3 billion.


The management fees payable to Lord Abbett for each Fund are as follows:



                                2002           2001           2000
                                ----           ----           ----
Balanced Fund               $ 1,225,570    $    900,421   $   790,477

High Yield Fund             $   570,030    $    279,382   $   193,939

Limited Duration
U.S. Government Fund        $   398,593    $    124,062   $    67,585

U.S. Government Fund        $ 6,297,641    $  6,215,794   $ 6,685,999


Although not obligated to do so, Lord Abbett may waive all or a portion of its management fees and may assume other expenses of each Fund.

For the years ended November 30, 2002, 2001, and 2000, Lord Abbett waived its management fee for the Balanced Fund in the amount of $1,225,570, $900,421, and $790,477, respectively. For the year ended November 30, 2000, Lord Abbett waived a portion of its management fee for High Yield Fund and Limited Duration U.S. Government Fund in the amount of $110,822 and $62,055, respectively.

Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, fund accounting expenses, insurance premiums, and other expenses connected with executing portfolio transactions.


ADMINISTRATIVE SERVICES
Effective January 1, 2003, Lord Abbett and the Funds entered into an Administrative Services Agreement under which Lord Abbett will provide certain administrative services not involving the provision of investment advice to the Funds. Pursuant to the Agreement, each Fund will pay Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of .04%. This will be allocated among the classes of shares of each Fund based on average daily net assets. This will result in Lord Abbett paying fund accounting expenses that were previously charged to the Funds.


PRINCIPAL UNDERWRITER
Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for each Fund.

CUSTODIAN AND ACCOUNTING AGENT
State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri is each Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Funds and attends to the collection of principal and income. The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by a Fund in foreign countries and to hold cash and currencies for each Fund. In accordance with the requirements of Rule 17f-5, the Board has approved arrangements permitting each Fund's foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank and Trust Company performs certain accounting and record keeping functions relating to portfolio transactions and calculates each Fund's net asset value.

TRANSFER AGENT
UMB, N.A., 928 Grand Blvd., Kansas City, Missouri, 64106, acts as the transfer agent and dividend disbursing agent for each Fund.

INDEPENDENT AUDITORS
Deloitte & Touche LLP, Two World Financial Center, New York, New York, 10281, are the independent auditors of each Fund and must be approved at least annually by the Board to continue in such capacity. Deloitte & Touche LLP performs audit services for each Fund, including the examination of financial statements included in the Funds' Annual Report to Shareholders.

                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Each Fund's policy is to obtain best execution on all portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, each Fund generally pays, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, a Fund, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

In transactions on stock exchanges in the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in each Fund's portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, with the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett, with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services, at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Funds. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Funds, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if they attempted to generate such additional information through their own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

When, in the opinion of Lord Abbett, two or more broker-dealers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the Funds and/or shares of other Lord-Abbett-sponsored funds, or who have provided investment research, statistical, or other related services to each Fund.

If other clients of Lord Abbett buy or sell the same security at the same time as a Lord Abbett-sponsored fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with a Lord Abbett-sponsored fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as a Lord Abbett-sponsored fund does, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as a Lord Abbett-sponsored fund does.

For the fiscal years ended November 30, 2002, 2001, and 2000, the High Yield Fund paid total brokerage commissions on transactions of securities to independent broker-dealers of $500, $1,050, and $210, respectively.


                                       7.
                                CLASSES OF SHARES

Each Fund offers investors different classes of shares as described in this SAI. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of independent auditors, the approval of a contract with a principal underwriter and the election of trustees from the separate voting requirements.

The Trust does not hold meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Trust's Declaration and Agreement of Trust ("Declaration"), shareholder meetings may be called at any time by certain officers of the Trust or by a majority of the Trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of each Fund's shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of each Fund's outstanding shares and entitled to vote at the meeting.

Shareholder Liability. Delaware law provides that the Trust's shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private for profit corporations. The courts of some states, however, may decline to apply Delaware law on this point. The Declaration contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust. The Declaration provides for indemnification out of the Trust's property of any shareholder or former shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Under the Declaration, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Trust to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement. In addition, the Trustees may, without shareholder vote, cause the Trust to be incorporated under Delaware law.

Derivative actions on behalf of the Trust may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Trust.

CLASS A SHARES. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million or on investments for Retirement and Benefit Plans with less than 100 eligible employees or on investments that do not qualify under the other categories listed under "Net Asset Value Purchases of Class A Shares." If you purchase Class A shares as part of an investment of at least $1 million (or for certain Retirement and Benefit Plans) in shares of one or more Lord

Abbett-sponsored funds, you will not pay an initial sales charge, but, subject to certain exceptions, if you redeem any of those shares on or before the 24th month after the month in which you buy them, you may pay to the Fund a contingent deferred sales charge ("CDSC") of 1%.

CLASS B SHARES. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor. That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in the Funds' prospectus.

CONVERSIONS OF CLASS B SHARES. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

CLASS C SHARES. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay a CDSC of 1% to Lord Abbett Distributor. Class C shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the Class C shares are described in the Funds' prospectus.

CLASS P SHARES. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan, applicable to the Class P shares, is described in each Fund's Prospectus. Class P shares are available to a limited number of investors.

RULE 12B-1 PLANS
CLASS A, B, C, AND P. Each Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each of the classes offered in this SAI: the "A Plan," the "B Plan," the "C Plan," and the "P Plan," respectively. The principal features of each Plan are described in the Prospectus; however, this SAI contains additional information that may be of interest to investors. Each Plan is a compensation plan, allowing each class to pay a fixed fee to Lord Abbett Distributor that may be more or less than the expenses Lord Abbett Distributor actually incurs. In adopting each Plan and in approving its continuance, the Board has concluded that there is a reasonable likelihood that each Plan will benefit its respective class and its shareholders. The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Each Plan compensates Lord Abbett Distributor for financing activities primarily intended to sell shares of the Funds. These activities include, but are not limited to, the preparation and distribution of advertising material and sales literature and other marketing activities. Lord Abbett Distributor also uses amounts received under each Plan as described in the Prospectus and for payments to dealers for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Funds.


The amounts paid by each Fund pursuant to the A Plan for the fiscal year ended November 30, 2002 in connection with advertising and marketing activities, and payments to dealers and other agents were:



Balanced Fund                           -- $32,263 and $415,338, totaling $447,601
High Yield Fund                         -- $5,416 and $181,458, totaling $186,874
Limited Duration U.S. Government Fund   -- $0, $0, totaling $0
U.S. Government Fund                    -- $300,390 and $3,879,724, totaling $4,180,114

The amounts paid to dealers and other agents by each Fund pursuant to the B Plan for the fiscal year ended November 30, 2002 were:



Balanced Fund                           --   $ 254,058
High Yield Fund                         --   $ 228,196
Limited Duration U.S. Government Fund   --   $       0
U.S. Government Fund                    --   $ 718,562



The amounts paid to dealers and other agents by each Fund pursuant to the C Plan for the fiscal year ended November 30, 2002:



Balanced Fund                           --   $   215,085
High Yield Fund                         --   $   263,885
Limited Duration U.S. Government Fund   --   $   379,845
U.S. Government Fund                    --   $ 1,024,064


Each Plan requires the Board to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan, the purposes for which such expenditures were made, and any other information the Board reasonably requests to enable it to make an informed determination of whether the Plans should be continued. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside Trustees"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the Trustees, including a majority of the outside Trustees. As long as the Plans are in effect, the selection or nomination of outside Trustees is committed to the discretion of the outside Trustees.

Payments made pursuant to a Plan are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. A Plan terminates automatically if it is assigned. In addition, each Plan may be terminated at any time by vote of a majority of the outside Trustees or by vote of a majority of the outstanding voting securities of such class.

CONTINGENT DEFERRED SALES CHARGES. A CDSC applies upon early redemption of shares regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account. In the case of Class B and Class C shares, this increase is represented by that percentage of each share redeemed where the net asset value exceeded the initial purchase price.

CLASS A SHARES. As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which a Fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored fund within a period of 24 months from the end of the month in which the original sale occurred.

CLASS B SHARES. As stated in the Prospectus, subject to certain exceptions, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related services to each Fund in connection with the sale of Class B shares.

To minimize the effects of the CDSC or to determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

ANNIVERSARY OF THE DAY ON                    CONTINGENT DEFERRED SALES CHARGE
WHICH THE PURCHASE ORDER WAS ACCEPTED        ON REDEMPTIONS (AS % OF AMOUNT SUBJECT TO CHARGE)
-------------------------------------        -------------------------------------------------
Before the 1st                               5.0%
On the 1st, before the 2nd                   4.0%
On the 2nd, before the 3rd                   3.0%
On the 3rd, before the 4th                   3.0%
On the 4th, before the 5th                   2.0%
On the 5th, before the 6th                   1.0%
On or after the 6th anniversary              None

In the table, an "anniversary" is the same calendar day in each respective year after the date of purchase. All purchases are considered to have been made on the business day on which the purchase order was accepted.

CLASS C SHARES. As stated in the Prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder normally will be required to pay to Lord Abbett Distributor a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge also will be collected by Lord Abbett Distributor.

GENERAL. The percentage (1% in the case of Class A and Class C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B, and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."

With respect to Class A shares, a CDSC will not be assessed at the time of certain transactions, including redemptions by participants or beneficiaries from certain Retirement and Benefit Plans and benefit payments under Retirement and Benefit Plans in connection with plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A share purchases by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, no CDSC will be assessed at the time of redemptions that continue as investments in another fund participating in the program provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with a mandatory distribution under 403(b) plans and IRAs and (iii) in connection with the death of the shareholder. In the case of Class A shares, the CDSC is received by the Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B and Class C shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related service to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B and Class C shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B or C Plan distribution fee.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the exchanged shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of his or her account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and Class C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value, (iii) shares with respect to which no Lord Abbett-sponsored fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iv) shares that, together with exchanged shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that a Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors that you should discuss with your financial adviser. A Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in a Fund. We used the sales charge rates that generally apply to Class A, Class B, and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary based on that Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

INVESTING FOR THE SHORT TERM. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $50,000 for the Balanced Fund and $100,000 for the High Yield Fund, Limited Duration U.S. Government Fund, and U.S. Government Fund), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $50,000/$100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $50,000/$100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000, that are expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more, Class A shares will generally be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, it may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. In addition, it may not be suitable for you to place an order for Class B or Class C shares for Retirement and Benefit Plans with at least 100 eligible employees or for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases. You should discuss this with your financial advisor.

INVESTING FOR THE LONGER TERM. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $50,000/$100,000. If you plan to invest more than

$50,000/$100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under each Fund's Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Some account features are available in whole or in part to Class A, Class B, and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement and Benefit Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Services For Fund Investors" in the Prospectus for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject.

HOW DO PAYMENTS AFFECT MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and Class B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for a Fund and Class C shareholders.

                                       8.
                       PURCHASES, REDEMPTIONS, AND PRICING

Information concerning how we value our shares is contained in the Prospectus under "Purchases" and "Redemptions."

Under normal circumstances we calculate a Fund's net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Each Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked price, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the exchange rates of such currencies against United States dollars provided by Reuters at the close of regular trading on the NYSE. If such exchange rates are not available, the rate of exchange will be determined in accordance with the policies established by the Board.

NET ASSET VALUE PURCHASES OF CLASS A SHARES. As stated in the Prospectus, our Class A shares may be purchased at net asset value under the following circumstances: a) purchases of $1 million or more, b) purchases by Retirement and Benefit Plans with at least 100 eligible employees, c) purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, d) purchases made with dividends and distributions on Class A shares of another Eligible Fund, e) purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares f) purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, g) purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, h) purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, i) purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or j) purchases through an omnibus account of a dealer that features ten or fewer preferred mutual fund families, including the Lord Abbett-sponsored funds, within 30 days of, and with the proceeds from, a redemption through the same dealer's omnibus account of shares of a mutual fund that were originally purchased subject to a sales charge.

Our Class A shares also may be purchased at net asset value i) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, ii) in connection with a merger, acquisition or other reorganization, iii) employees of our shareholder servicing agent, or iv) by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of our directors, trustees, employees of Lord Abbett, or employees of our shareholder service agents. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has a business relationship.

EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level), (ii) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"), or (iii) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus accounts and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF", to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMFs have the same right to exchange their shares for the corresponding class of each Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received in proper form prior to the close of the NYSE. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice.

"Eligible Funds" are AMMF and other Lord Abbett-sponsored funds that are eligible for the exchange privilege, except Lord Abbett Series Fund, Inc. ("LASF"). The exchange privilege will not be available with respect to any otherwise "Eligible Funds" the shares of which at the time are not available to new investors of the type requesting the exchange.

The other funds and series that participate in the Telephone Exchange Privilege [except (a) GSMMF, (b) certain series of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) AMMF (collectively, the "Non-12b-1 Funds")] have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett-sponsored funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett-sponsored funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B and Class C shares. Thus, if shares of a Lord Abbett-sponsored fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett-sponsored funds, in the case of the Class A shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B and Class C shares. Acquired Shares held in GSMMF and AMMF that are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

LETTER OF INTENTION. Under the terms of the Letter of Intention as described in the Prospectus you may invest $50,000/$100,000 or more over a 13-month period in Class A shares of a Lord Abbett-sponsored fund (other than shares of LASF, GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to Class A shares exchanged from a Lord Abbett-sponsored fund offered with a front-end sales charge). Class A shares currently owned by you are credited as purchases (at their current offering prices on the date the Letter of Intention is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Letter of Intention is not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

RIGHTS OF ACCUMULATION. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Class A shares of Lord Abbett-sponsored funds (other than LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to Class A shares exchanged from a Lord Abbett-sponsored fund offered with a front-end sales charge) so that a current investment, plus the purchaser's holdings valued at the public offering price, reach a level eligible for a discounted sales charge for Class A shares.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or a Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission ("SEC") deems an emergency to exist.

The Board may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 months' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must either be your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLANS. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000 in the case of Class A or Class C shares and $25,000 in the case of Class B shares. Lord Abbett prototype retirement plans have no such minimum. With respect to Class B shares, the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Because the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name State Street Bank & Trust Company as custodian and contain specific information about the plans excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

PURCHASES THROUGH FINANCIAL INTERMEDIARIES. Each Fund and/or Lord Abbett Distributor has authorized one or more agents to receive on its behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund's or Lord Abbett Distributor's behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent's authorized designee, receives the order. A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.

REDEMPTIONS IN KIND. Under circumstances in which it is deemed detrimental to the best interests of each Fund's shareholders to make redemption payments wholly in cash, the Funds may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of a Fund's net assets by a distribution in kind of readily marketable securities in lieu of cash. Each Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

                                       9.
                              TAXATION OF THE FUNDS


Each Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). Because each Fund is treated as a separate entity for federal income tax purposes, the status of each Fund as a regulated investment company is determined separately by the Internal Revenue Service. If a Fund qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates. Assuming a Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. Each Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

Each Fund intends to declare and pay as dividends each year substantially all of its net investment income. Dividends paid by a Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income. Dividends paid by a Fund from its net realized long-term capital gains are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. All dividends are taxable to you regardless of whether they are received in cash or reinvested in Fund shares.

Dividends paid by a Fund to corporate shareholders will qualify for the dividends received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations. If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends received deduction. The dividends received deduction may be limited if you incur indebtedness to acquire Fund shares.

Distributions paid by a Fund that do not constitute dividends because they exceed the Fund's current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gains from the sale of the shares.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by a Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. Each Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

Upon your sale, exchange, or redemption of Fund shares, you will recognize short- or long-term capital gain or loss, depending upon whether your holding period of the Fund shares exceeds one year. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gain dividends" received with respect to such shares. Losses on the sale of Fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares that are substantially identical.

The maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less and (ii) 20% (10% for taxpayers in the 10% or 15% tax brackets) for capital assets held for more than one year. Reduced capital gains rates will apply to gains on the sale of (1) Fund shares held more than 5 years to the extent the capital gains would otherwise be taxed at the 10% capital gains rate; and (2) Fund shares acquired on or after January 1, 2001, and held for more than 5 years. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.

Certain investment practices that a Fund may utilize, such as investing in futures, foreign currency, or foreign entities classified as "passive foreign investment companies" for U.S. tax purposes, may affect the character and timing of the recognition of gains and losses by a Fund. Such transactions may in turn affect the amount and character of Fund distributions to you.

A Fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that you will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by a Fund.

You may be subject to a 30% withholding tax on reportable dividends, capital gain distributions, and redemption payments ("backup withholding"). The withholding tax is reduced to 29% for dividends, distributions, and payments that are received for tax purposes after December 31, 2003, and before January 1, 2006. Generally, you will be subject to backup withholding if a Fund does not have your certified taxpayer identification number on file, or, to the Fund's knowledge, you have furnished an incorrect number. When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from a Fund can differ from the U.S. federal income tax rules described above. Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations. Certain states, however, may require that a specific percentage of a Fund's income be derived from federal obligations before such dividends may be excluded from state taxable income. A Fund may invest some or all of its assets in such federal obligations. Each Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.


                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for the Funds. The Trust has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.


Lord Abbett Distributor, as the Funds' principal underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares of the Trust as follows:



                                                          YEAR ENDED NOVEMBER 30,
                                                          -----------------------
                                                    2002           2001           2000
                                                ------------   ------------   ------------
Gross sales charge                              $  5,764,531   $  2,798,626   $  1,003,045

Amount allowed to dealers                       $  4,851,418   $  2,342,183   $    846,488
                                                ------------   ------------   ------------

Net commissions
  received by Lord Abbett Distributor           $    913,113   $    456,443   $    156,557
                                                ============   ============   ============


                                       11.
                                   PERFORMANCE

Each Fund computes the average annual compounded rates of total return during specified periods (i) before taxes, (ii) after taxes on Fund distributions, and
(iii) after taxes on Fund distributions and redemption (or sale) of Fund shares at the end of the measurement period. Each Fund equates the initial amount invested to the ending (redeemable) value of such investment by adding one to the computed average annual total return, expressed as a percentage, (i) before taxes, (ii) after taxes on Fund distributions, and (iii) after taxes on Fund distributions and redemption of Fund shares at the end of the measurement period, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all distributions (i) without the effect of taxes, (ii) less taxes due on such Fund distributions, and (iii) less taxes due on such Fund distributions and redemption of Fund shares, on the reinvestment dates at prices calculated as stated in the Prospectus. The ending (redeemable) value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation and, in the case of after taxes on Fund distributions and redemption of Fund shares, includes subtracting capital gains taxes resulting from the redemption and adjustments to take into account the tax benefit from any capital losses that may have resulted from the redemption.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) with respect to the Balanced Fund, 3.25% with respect to the Limited Duration U.S. Government Fund, 4.75% with respect to U.S. Government Fund and High Yield Fund (as a percentage of the offering price) is deducted from the initial investment (unless the total return is shown at net asset value). For Class B shares, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to a Fund's investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to a Fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). For Class P shares, total returns are shown at net asset value.

Using the computation methods described above, the following table indicates the average annual compounded rates of total return on an initial investment of one thousand dollars as of November 30, 2002, for each Fund, per class, for one, five, and ten-years, or the life of Fund, where applicable. The after-tax returns were calculated using the highest applicable individual federal marginal tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distribution (e.g., the ordinary income rate for ordinary income distributions, the short-term capital gain rate for short-term capital gains distributions, and the long-term capital gain rate for long-term capital gains distributions). The tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) were disregarded, as were the effect of phaseouts of certain exemptions, deductions and credits at various income levels, and the impact of the federal alternative minimum income tax. Before- and after-tax returns are provided for Class A shares for the Funds. The after-tax returns for the other classes of shares not shown in the table will vary from those shown. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


                                   1 YEAR       5 YEARS      10 YEARS    LIFE OF FUND
                                   ------       -------      --------    ------------
BALANCED FUND
Class A Shares
    Before Taxes                    -12.13%         2.23%            -   7.20% (12/27/94)
Class A Shares After
    Taxes on Distributions          -13.49%        -1.12%            -   4.21%
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                      -7.43%         0.24%            -   4.45%
Class B Shares                      -10.91%            -             -   1.14% (5/1/98)
Class C Shares                       -7.33%         2.70%            -   6.11% (7/15/96)

                                   1 YEAR        5 YEARS      10 YEARS     LIFE OF FUND
                                   ------        -------      --------     ------------
HIGH YIELD FUND
Class A Shares
   Before Taxes                       -6.31%            -             -     0.61% (12/31/98)
Class A Shares After
    Taxes on Distributions            -9.86%            -             -    -3.23%
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                       -3.88%            -             -    -1.35%
Class B Shares                        -5.81%            -             -     0.63% (12/31/98)
Class C Shares                        -2.25%            -             -     1.20% (12/31/98)

LIMITED DURATION U.S.
  GOVERNMENT FUND
Class A Shares
   Before Taxes                        2.17%         5.67%            -     4.68% (11/4/93)
Class A Shares After
    Taxes on Distributions             0.56%         3.39%            -     2.37%
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                        1.30%         3.38%            -     2.53%
Class C Shares                         4.57%         5.27%            -     5.48% (7/15/96)

U.S. GOVERNMENT FUND
Class A Shares
    Before Taxes                       1.88%         5.57%         5.92%       -
Class A Shares after
    Taxes on Distributions             0.00%         3.11%         2.91%       -
Class A Shares after Taxes on
    Distributions and Sales of
    Fund Shares                        1.12%         3.19%         3.13%       -
Class B Shares                         2.42%         5.85%            -     6.49% (8/1/96)
Class C Shares                         6.36%         5.98%            -     6.64% (7/15/96)



Yield quotations for each class of a fixed-income fund are based on a 30-day period ended on a specified date, computed by dividing the net investment income per share earned during the period by the maximum offering price per share of such class on the last day of the period. This is determined by finding the following quotient: the dividends and interest earned by a class during the period minus the aggregate expenses attributable to the class accrued during the period (net of reimbursements) and divided by the product of (i) the average daily number of class shares outstanding during the period that were entitled to receive dividends and (ii) the maximum offering price per share of such class on the last day of the period. To this quotient add one, and then increase the sum to the sixth power. Then subtract one from the product of this multiplication and multiply the remainder by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the Class A net asset value per share. Yields for Class B and C shares do not reflect the deduction of the CDSC. For the 30-day period ended November 30, 2002, the yield for each Fund is as follows:



                                         CLASS A     CLASS B     CLASS C
                                         -------------------------------
Balanced Fund                            3.30%       2.88%       2.89%

High Yield Fund                          8.28%       8.08%       8.08%

Limited Duration U.S. Government Fund    2.93%        n/a        2.06%

U.S. Government Fund                     2.56%       2.06%       2.06%



These figures represent past performance, and an investor should be aware that the investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that past performance will be repeated in the future.

Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports, or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, each Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and/or investments for which reliable performance information is available.

                                       12.
                              FINANCIAL STATEMENTS

The financial statements incorporated herein by reference from the Lord Abbett Investment Trust - Balanced Fund, High Yield Fund, Limited Duration U.S. Government Fund and U.S. Government Fund Annual Report to Shareholders have been audited by Deloitte & Touche LLP, independent auditors, as stated in its report, which is incorporated herein by reference, and has been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

                                    APPENDIX

                  CORPORATE BOND RATINGS (HIGH YIELD FUND ONLY)

Moody's Investors Service, Inc.'s Corporate Bond Ratings

Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation's Corporate Bond Ratings

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC-C - Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculatiON and 'CCC' the highest. While such debt will likely have some quality and protective characteristics, thESe are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a banKRuptcy petition if debt service payments are jeopardized.

LORD ABBETT

STATEMENT OF ADDITIONAL INFORMATION                                APRIL 1, 2003


                          LORD ABBETT INVESTMENT TRUST

                       LORD ABBETT CORE FIXED INCOME FUND
                          LORD ABBETT TOTAL RETURN FUND
                          (CLASS A, B, C, AND P SHARES)

--------------------------------------------------------------------------------
This Statement of Additional Information ("SAI") is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI relates to, and should be read in conjunction with, the Prospectus for the Lord Abbett Investment Trust - Lord Abbett Core Fixed Income Fund ("Core Fixed Income Fund") and Lord Abbett Total Return Fund ("Total Return Fund") (each individually a "Fund" or, collectively, the "Funds"), dated April 1, 2003.

Shareholder inquiries should be made by directly contacting the Funds or by calling 800-821-5129. The Annual Report to Shareholders is available without charge, upon request by calling 888-522-2388. In addition, you can make inquiries through your dealer.


        TABLE OF CONTENTS


                                                                           PAGE
        1.    Fund History                                                 2
        2.    Investment Policies                                          2
        3.    Management of the Funds                                      12
        4.    Control Persons and Principal Holders of Securities          18
        5.    Investment Advisory and Other Services                       19
        6.    Brokerage Allocation and Other Practices                     20
        7.    Classes of Shares                                            21
        8.    Purchases, Redemptions, and Pricing                          26
        9.    Taxation of the Funds                                        30
        10.   Underwriter                                                  31
        11.   Performance                                                  32
        12.   Financial Statements                                         34
              Appendix                                                     35

                                       1.
                                  FUND HISTORY


Lord Abbett Investment Trust (the "Trust") was organized as a Delaware business trust on August 16, 1993 with an unlimited amount of shares of beneficial interest authorized. The Trust has six funds, two of which are described in this
SAI: Core Fixed Income Fund and Total Return Fund. The Funds are diversified open-end investment management companies registered under the Investment Company Act of 1940, as amended (the "Act"). Each Fund has five classes of shares (A, B, C, P, and Y), but only four classes of shares (A, B, C, and P) are offered in this SAI.


                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund is subject to the following fundamental investment restrictions that cannot be changed without the approval of a majority of each Fund's outstanding shares.

Each Fund may not:

    1) borrow money, except that (i) each Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law;

    2) pledge its assets (other than to secure such borrowings or to the extent permitted by each Fund's investment policies as permitted by applicable law);

    3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

    4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

    5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

    6) with respect to 75% of the gross assets, buy securities of one issuer representing more than (i) 5% of the Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

    7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding (i) securities of the U.S. Government, its agencies and instrumentalities and (ii) mortgage-backed securities); and

    8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with the investment restrictions will be determined at the time of purchase or sale of the security.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the policies in the Prospectus and the investment restrictions above which cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment restrictions which may be changed by the Board of Trustees without shareholder approval.

Each Fund may not:

  (1) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

  (2) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, determined by Lord Abbett to be liquid, subject to the oversight of the Board;

  (3) invest in securities of other investment companies, except as permitted by applicable law (each Fund may not rely on Sections 12(d)(1)(F) and 12(d)(1)(G) of the Act);


  (4) invest in warrants if, at the time of acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of each Fund's total assets (included within such limitation, but not to exceed 2% of the Fund's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange);

  (5) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that each Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities;


  (6) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time; or

  (7) buy from or sell to any of the Trust's officers, trustees, employees, or its investment adviser or any of the adviser's officers, partners, or employees, any securities other than the Trust's shares.


PORTFOLIO TURNOVER RATE. For the fiscal years ended November 30, 2002 and 2001, the portfolio turnover rates were 433.27% and 641.36% for Core Fixed Income Fund and 419.92% and 720.60% for Total Return Fund, respectively.


ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. This section provides further information on certain types of investments and investment techniques that may be used by each Fund, including their associated risks.

AVERAGE DURATION. Each Fund will maintain a duration within two years of the bond market's duration as measured by the Lehman Brothers Aggregate Bond Index. Currently, this index has a duration of approximately four years.

Some securities may have periodic interest rate adjustments based upon an index such as the 90-day Treasury Bill rate. This periodic interest rate adjustment tends to lessen the volatility of the security's price. With respect to securities with an interest rate adjustment period of one year or less, the Funds will, when determining average-weighted duration, treat such a security's maturity as the amount of time remaining until the next interest rate adjustment.

Instruments such as GNMA, FNMA, FHLMC securities, and similar securities backed by amortizing loans generally have shorter effective maturities than their stated maturities. This is due to changes in amortization caused by demographic and economic forces such as interest rate movements. These effective maturities are calculated based upon historical payment patterns and therefore have a shorter duration than would be implied by their stated final maturity. For purposes of determining each Fund's average maturity, the maturities of such securities will be calculated based upon the issuing agency's payment factors using industry-accepted valuation models.


BORROWING MONEY. Each Fund may borrow money for certain purposes as described above under "Fundamental Investment Restrictions." If a Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

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CONVERTIBLE SECURITIES. Each Fund may invest up to 5% of its net assets in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. They generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus, may not decline in price to the same extent as the underlying common stock. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

FOREIGN CURRENCY OPTIONS. The Total Return Fund may take positions in options on foreign currencies to hedge against the risk that foreign exchange rate fluctuations will affect the value of foreign securities the Fund holds in its portfolio or intends to purchase. The Core Fixed Income Fund, with respect to up to 5% of its net assets, may take positions in options on foreign currencies to hedge against the risk that foreign exchange rate fluctuations will affect the value of foreign securities the Fund holds in its portfolio or intends to purchase. For example, if a Fund were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. A Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.


Transaction costs may be higher because the quantities of currencies underlying option contracts that a Fund may enter represent odd lots in a market dominated by transactions between banks.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

A Fund may effectively terminate its rights or obligations under options by entering into closing transactions. Closing transactions permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar. Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions. As a result, changes in the value of an option position may have no relationship to the investment merit of the foreign currency. Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

Options normally have expiration dates of up to nine months. The exercise price may be below, equal to or above the current market value of the underlying currency. Options that expire unexercised have no value, and the Funds will realize a loss of any premium paid and any transaction costs. Although each Fund intends to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an option at a favorable price at any time prior to expiration. In the event of insolvency of the counter-party, a Fund may be unable to liquidate a foreign currency option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it had purchased in order to realize any profit.

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FORWARD FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Total Return Fund may engage in spot transactions and use forward contracts to protect against uncertainty in the level of future exchange rates. The Core Fixed Income Fund, with respect to up to 5% of its net assets, may engage in spot transactions and use forward contracts to protect against uncertainty in the level of future exchange rates.


The Funds may enter into forward contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, a Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

Each Fund also may use forward contracts in connection with existing portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that the investment adviser believes may rise in value relative to the U.S. dollar or to shift a Fund's exposure to foreign currency fluctuations from one country to another. For example, when a Fund believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transaction costs.

At or before the maturity date of a forward contract that requires a Fund to sell a currency, a Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which a Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

FOREIGN SECURITIES. Each Fund may invest in foreign securities. Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

     - Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.

     - Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the U.S.

     - Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

     - Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.

     - There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

     - Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.

     - Foreign securities may trade on days when a Fund does not sell shares. As a result, the value of a Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.

     - With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of a Fund, and political or social instability or diplomatic developments that could affect investments in those countries. In addition, a Fund may invest in less developed countries, sometimes referred to as emerging markets. The risks of investing in foreign markets are generally more severe in emerging markets.


The Total Return Fund and the Core Fixed Income Fund may invest up to 20% and 5% of their respective net assets in securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Each Fund may engage in futures and options on futures transactions in accordance with its investment objective and policies. Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called "initial margin." Subsequent payments, called "variation margin," are made on a daily basis as the market price of the futures contract or option fluctuates.

The Funds may purchase and sell futures contracts and purchase and write call and put options on futures contracts for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent a Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs. The Funds may also enter into closing purchase and sale transactions with respect to such contracts and options.

Futures contracts and options on futures contracts present substantial risks, including the following:

     - While the Funds may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if the Funds had not entered into any futures or related options transactions.

     - Because perfect correlation between a futures position and a portfolio position that the Funds intend to hedge is impossible to achieve, a hedge may not work as intended, and the Funds may thus be exposed to additional risk of loss.

     - The loss that the Funds may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

     - Futures markets are highly volatile, and the use of futures may increase the volatility of the Funds' net asset value.

     - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to the Funds.

     - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

     - The counterparty to an OTC contract may fail to perform its obligations under the contract.

HIGH-YIELD DEBT SECURITIES. The Total Return Fund may invest up to 20% of net its assets in high-yield debt securities. High-yield debt securities (also referred to as "junk bonds") are rated BB/Ba or lower and typically pay a higher yield, but entail greater risks, than investment grade debt securities. When compared to investment grade debt securities, high-yield debt securities:

     - have a higher risk of default and their prices can be much more volatile due to lower liquidity;

     -   tend to be less sensitive to interest rate changes; and

     - pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds.

In addition, while the market for high-yield, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high-yield bond market, especially during periods of economic recession. Since the risk of default is higher among high-yield debt securities, Lord Abbett's research and analyses are an important ingredient in the selection of such securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Total Return Fund seeks to reduce this risk. There can be no assurance, however, that this risk will in fact be reduced and that losses will not occur. The Total Return Fund does not have any minimum rating criteria applicable to the fixed income securities in which it invests.

ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

     -   Domestic and foreign securities that are not readily marketable.

     - Repurchase agreements and time deposits with a notice or demand period of more than seven days.

     - Certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and is liquid.

144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of each Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

INVESTMENT COMPANIES. The Funds may invest in securities of other investment companies subject to limitations prescribed by the Act, except that the Funds cannot rely on Sections 12(d)(1)(F) and (G). These limitations include a prohibition on a Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the investing Fund and will be subject to substantially the same risks.

The Funds may, consistent with their investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index. The Funds may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of such securities may not perfectly parallel the price movement of the underlying index. An example of this type of security is the Standard & Poor's Depositary Receipt, commonly known as a "SPDR."

LISTED OPTIONS ON SECURITIES. The Funds may purchase and write national securities exchange-listed put and call options on securities or securities indices. A "call option" is a contract sold for a price giving its holder the right to buy a specific amount of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Funds may write covered call options that are traded on a national securities exchange with respect to securities in their portfolios in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. During the period of the option, a Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). The Funds may also enter the "closing purchase transactions" in order to terminate their obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation.


A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. Each Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. Each Fund may write covered put options to the extent that cover for such options does not exceed 15% of the Fund's net assets. Each Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of the Fund's net assets at the time an option is written.


The purchase and writing of options is a highly specialized activity that involves special investment risks. The Funds may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). If the investment manager is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and Fund portfolio securities, the Funds may incur losses. The use of options can also increase a Fund's transaction costs.

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MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. Each Fund may invest extensively in mortgage-related securities and also may invest in other asset-backed securities in connection with public or private offerings, or secondary market transactions. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.

MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION. The principal governmental guarantor of mortgage-related securities is the "GNMA." GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

Government-related guarantors (I.E., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Both are government-sponsored corporations owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Funds' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to Fund industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

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COLLATERALIZED MORTGAGE OBLIGATIONS AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS
("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are issued in multiple classes, each bearing a different stated maturity. Payments of principal normally are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

COMMERCIAL MORTGAGE-BACKED SECURITIES. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, or stripped mortgage-backed securities.

MORTGAGE DOLLAR ROLLS. The Funds may enter into mortgage dollar rolls in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Fund may benefit from the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls depend upon the Funds' ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and another involving a sale. As a result, the use of mortgage dollar rolls significantly increases the Funds' portfolio turnover.

STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The value of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may cause the Funds to lose money. The value of a PO class generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon bearing bonds of the same maturity.

OTHER ASSET-BACKED SECURITIES. The Funds may invest in asset-backed securities (unrelated to mortgage loans). Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. In addition to prepayment risks, these securities present credit risks that are not inherent in mortgage-related securities.

REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. The Funds require at all times that the repurchase agreement be collateralized by cash or

U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). Such agreements permit the Funds to keep all assets at work while retaining flexibility in pursuit of investments of a longer-term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Funds may incur a loss upon disposition of them. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. The Funds intend to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

REVERSE REPURCHASE AGREEMENTS. The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). This risk is greatly reduced because the Fund receives cash equal to 100% of the price of the security sold. Engaging in reverse repurchase agreements may also involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Each Fund will attempt to minimize this risk by managing their duration. A Fund's reverse repurchase agreements will not exceed 20% of the Fund's net assets.

SECURITIES LENDING. The Funds may lend portfolio securities to registered broker-dealers. These loans may not exceed 30% of a Fund's total assets. Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. government or its agencies ("U.S. Government securities") or other permissible means at least equal to 102 percent of the market value of the loaned securities. The Funds may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Funds and is acting as a "placing broker." No fee will be paid to persons affiliated with the Funds.

By lending portfolio securities, each of the Funds can increase income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government securities or other forms of non-cash collateral are received. Lending portfolio securities could result in a loss or delay in recovering the Fund's securities if the borrower defaults.

SHORT SALES. Each Fund may make short sales of securities or maintain a short position, if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. Each Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.

TEMPORARY DEFENSIVE INVESTMENTS. As described in the Prospectus, each Fund is authorized to invest temporarily a substantial amount, or even all, of its assets in various short-term fixed-income securities to take a defensive position. These securities include:

     - Obligations of the U.S. Government and its agencies and instrumentalities. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include Treasury bills, notes and bonds.

     - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

     - Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

     - Bankers' acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.

     -   Repurchase agreements.

WHEN-ISSUED OR FORWARD TRANSACTIONS. Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. government securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at our custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date which could result in depreciation of value of fixed-income when-issued securities. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

                                       3.
                             MANAGEMENT OF THE FUND


The Board of Trustees is responsible for the management of the business and affairs of the Funds in accordance with the laws of the State of Delaware. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. As discussed fully below, the Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser.

The following Trustee is the Managing Partner of Lord, Abbett & Co. LLC ("Lord Abbett") and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 42 portfolios or series.



                                  CURRENT POSITION
NAME, ADDRESS AND                 LENGTH OF SERVICE     PRINCIPAL OCCUPATION
DATE OF BIRTH                     WITH TRUST            DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS
-----------------                 -----------------     ----------------------                -------------------
ROBERT S. DOW                     Trustee since 1993    Managing Partner and Chief            N/A
Lord, Abbett & Co. LLC            and Chairman since    Investment Officer of Lord Abbett
90 Hudson Street                  1996                  since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945


                        --------------------------------

The following outside Trustees are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds.


                                  CURRENT POSITION
NAME, ADDRESS AND                 LENGTH OF SERVICE     PRINCIPAL OCCUPATION
DATE OF BIRTH                     WITH TRUST            DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS
-----------------                 -----------------     ----------------------                -------------------
E. THAYER BIGELOW                 Trustee since 1994    Managing General Partner, Bigelow     Currently serves as
Bigelow Media, LLC                                      Media, LLC (since 2000); Senior       director of Crane Co. and
909 Third Ave., 5th Floor                               Adviser, Time Warner Inc. (1998 -     Huttig Building Products
New York, NY                                            2000); Acting Chief Executive         Inc.
Date of Birth: 10/22/1941                               Officer of Courtroom Television
                                                        Network  (1997 - 1998); President
                                                        and Chief Executive Officer of Time
                                                        Warner Cable Programming, Inc.
                                                        (1991 - 1997).

WILLIAM H.T. BUSH                 Trustee since 1998    Co-founder and Chairman of the        Currently serves as
Bush-O'Donnell & Co., Inc.                              Board of the financial advisory       director of Wellpoint
101 South Hanley Road                                   firm of Bush-O'Donnell & Company      Health Network, Inc., DT
Suite 1025                                              (since 1986).                         Industries Inc., and
St. Louis, MO                                                                                 Engineered Support
Date of Birth: 7/14/1938                                                                      Systems, Inc.

ROBERT B. CALHOUN, JR.            Trustee since 1998    Managing Director of Monitor          Currently serves as
Monitor Clipper Partners                                Clipper Partners (since 1997) and     director of Avondale,
Two Canal Park                                          President of Clipper Asset            Inc., Avondale Mills,
Cambridge, MA                                           Management Corp. (since 1991), both   Inc., IGI/Earth Color,
Date of Birth: 10/25/1942                               private equity investment funds.      Inc., Integrated
                                                                                              Graphics, Inc., and
                                                                                              Interstate Bakeries Corp.

FRANKLIN W. HOBBS                 Trustee since 2000    Chief Executive Officer of Houlihan   Currently serves as
Houlihan Lokey Howard & Zukin                           Lokey Howard & Zukin, an investment   director of Adolph Coors
685 Third Ave.                                          bank (January 2002 to present);       Company.
New York, NY                                            Chairman of Warburg Dillon Read
Date of Birth: 7/30/1947                                (1999 - 2000); Global Head of
                                                        Corporate Finance of SBC Warburg
                                                        Dillon Read (1997 - 1999); Chief
                                                        Executive Officer of Dillon, Read &
                                                        Co. (1994 - 1997).

C. ALAN MACDONALD                 Trustee since 1993    Retired - General Business and        Currently serves as
415 Round Hill Road                                     Governance Consulting (since 1992);   director of Fountainhead
Greenwich, CT                                           formerly President and CEO of         Water Company, Careside,
Date of Birth: 5/19/1933                                Nestle Foods.                         Inc., Lincoln Snacks,
                                                                                              J.B. Williams Co., Inc.
                                                                                              (personal care products)
                                                                                              and Seix Fund, Inc.*

                                  CURRENT POSITION
NAME, ADDRESS AND                 LENGTH OF SERVICE     PRINCIPAL OCCUPATION
DATE OF BIRTH                     WITH TRUST            DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS
-----------------                 -----------------     ----------------------                -------------------
THOMAS J. NEFF                    Trustee since 1993    Chairman of Spencer Stuart, an        Currently serves as
Spencer Stuart                                          executive search consulting firm      director of Ace, Ltd.
277 Park Avenue                                         (since 1996); President of Spencer    and Exult, Inc.
New York, NY                                            Stuart (1979-1996).
Date of Birth: 10/2/1937



----------
*Seix Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Trust's Chairman, CEO, and President and the Managing Partner of Lord Abbett.

                        --------------------------------

None of the officers listed below have received compensation from the Trust. All the officers of the Trust may also be officers of the other Lord
Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, New Jersey 07302.



NAME AND                          CURRENT POSITION      LENGTH OF SERVICE       PRINCIPAL OCCUPATION
(DATE OF BIRTH)                   WITH TRUST            OF CURRENT POSITION     DURING PAST FIVE YEARS
---------------                   ----------------      -------------------     ----------------------
ROBERT S. DOW                     Chief Executive       Elected in 1996         Managing Partner and Chief Investment
(3/8/1945)                        Officer and                                   Officer of Lord Abbett since 1996.
                                  President

ZANE E. BROWN                     Executive Vice        Elected in 1996         Partner and Director of Fixed Income
(12/09/1951)                      President                                     Management, joined Lord Abbett in 1992.

ROBERT I. GERBER                  Executive Vice        Elected in 1998         Partner and Director of Taxable Fixed Income
(5/29/1954)                       President                                     Management, joined Lord Abbett in 1997.

ROBERT G. MORRIS                  Executive Vice        Elected in 1995         Partner and Director of Equity Investments,
(11/6/1944)                       President                                     joined Lord Abbett in 1991.

CHRISTOPHER J. TOWLE              Executive Vice        Elected in 1999         Partner and Investment Manager, joined Lord
(10/12/1957)                      President                                     Abbett in 1987.

TRACIE E. AHERN                   Vice President and    Elected in 1999         Partner and Director of Portfolio Accounting
 (1/12/1968)                      Treasurer                                     and Operations, joined Lord Abbett in 1999,
                                                                                formerly Vice President - Head of Fund
                                                                                Administration of Morgan Grenfell from 1998 to
                                                                                1999, prior thereto Vice President of Bankers Trust.

JOAN A. BINSTOCK                  Chief Financial       Elected in 1999         Partner and Chief Operations Officer, joined
(3/4/1954)                        Officer and Vice                              Lord Abbett in 1999, prior thereto Chief
                                  President                                     Operating Officer of Morgan Grenfell.

DANIEL E. CARPER                  Vice President        Elected in 1993         Partner, joined Lord Abbett in 1979.
(1/22/1952)

MICHAEL S. GOLDSTEIN              Vice President        Elected in 1999         Partner and Fixed Income Investment Manager,
(10/29/1968)                                                                    joined Lord Abbett in 1997.

NAME AND                          CURRENT POSITION      LENGTH OF SERVICE       PRINCIPAL OCCUPATION
(DATE OF BIRTH)                   WITH TRUST            OF CURRENT POSITION     DURING PAST FIVE YEARS
---------------                   ----------            -------------------     ----------------------
PAUL A. HILSTAD                   Vice President and    Elected in 1995         Partner and General Counsel, joined Lord
(12/13/1942)                      Secretary                                     Abbett in 1995.

ELLEN G. ITSKOVITZ                Vice President        Elected in 2002         Partner and Senior Research Analyst, joined
(10/30/1957)                                                                    Lord Abbett in 1998.

LAWRENCE H. KAPLAN                Vice President and    Elected in 1997         Partner and Deputy General Counsel, joined
(1/16/1957)                       Assistant Secretary                           Lord Abbett in 1997.

ROBERT A. LEE                     Vice President        Elected in 1998         Partner and Fixed Income Investment Manager
(8/28/1969)                                                                     -Mortgage and Asset Backed Securities,
                                                                                joined Lord Abbett in 1997.

A. EDWARD OBERHAUS, III           Vice President        Elected in 1996         Partner and Manager of Equity Trading,
(12/21/1959)                                                                    joined Lord Abbett in 1983.

WALTER H. PRAHL                   Vice President        Elected in 1998         Partner and Director of Quantitative
(2/13/1958)                                                                     Research, Taxable Fixed Income, joined Lord
                                                                                Abbett in 1997.

CHRISTINA T. SIMMONS              Vice President and    Elected in 2000         Assistant General Counsel, joined Lord
(11/12/1957)                      Assistant Secretary                           Abbett in 1999, formerly Assistant General
                                                                                Counsel of Prudential Investments from
                                                                                1998 to 1999, prior thereto Counsel of Drinker,
                                                                                Biddle & Reath LLP, a law firm.

BERNARD J. GRZELAK                Assistant Treasurer  Elected in 2003          Director of Fund Administration, joined Lord
                                                                                Abbett in 2003, formerly Vice President,
                                                                                Lazard Asset Management from 2000 to 2003,
                                                                                prior thereto Manager of Deloitte & Touche,
                                                                                LLP.



                        --------------------------------

COMMITTEES
The standing committees of the Board of Trustees are the Audit Committee, the Proxy Committee, and the Nominating and Governance Committee.

The Audit Committee is composed wholly of Trustees who are not "interested persons" of the Funds. The members of the Audit Committee are Messrs. Bigelow, Calhoun, and Hobbs. The Audit Committee provides assistance to the Board of Trustees in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Funds, and the quality and integrity of the Funds' financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Funds' independent auditors and considering violations of the Funds' Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met four times.

The Proxy Committee is composed of at least two Trustees who are not "interested persons" of the Funds, and also may include one or more Trustees who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three independent Trustees: Messrs. Bush, MacDonald, and Neff. The Proxy Committee assists the Board of Trustees in fulfilling its responsibilities relating to the voting of securities held by the Funds. During the past fiscal year, the Proxy Committee met once.

The Nominating and Governance Committee is composed of all the Trustees who are not "interested persons" of the Funds. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Trustees and as committee members; and (ii) periodically reviewing director/trustee compensation. During the past fiscal year, the Nominating and Governance Committee met six times.

                        --------------------------------

APPROVAL OF ADVISORY CONTRACT
At meetings on December 12, 2002, the Board of Trustees of the Trust, including all of its outside Trustees who are not interested persons of the Trust (the "Board"), considered whether to approve the continuation of the existing management agreement between each of the Funds and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with their consideration.

INFORMATION RECEIVED BY THE BOARD. The materials received by the Board included, but were not limited to, (1) information on the investment performance of each Fund and a peer group of funds for the preceding twelve months and for other periods, (2) information on the effective management fee rates and expense ratios for funds with the same objectives and similar size, (3) sales and redemption information for each Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of each Fund, (7) information regarding the personnel, information technology, and other resources devoted by Lord Abbett to managing each Fund.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. Matters considered by the Board in connection with its approval of the continuation of the management agreement included, but were not limited to, the following:

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to each Fund, including investment research, portfolio management, and trading.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed each Fund's investment performance as well as the performance of the peer group of funds, both in terms of total return and in terms of other statistical measures for the preceding twelve months and for other periods. The Board also considered whether each Fund had operated within its investment restrictions.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to each Fund, in light of the Fund's investment objective and discipline. Among other things, they considered the size, education, and experience of Lord Abbett's investment management staff, its use of technology, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including each Fund's transfer agent, custodian, and subcustodians.

EXPENSES. The Board considered the expense ratios of each class and the expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Funds, including a review of Lord Abbett's methodology for allocating its costs to its management of each Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. They considered the profits realized by Lord Abbett in connection with the operation of each Fund and whether the amount of profit is fair for the management of each Fund. They also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to each Fund's business. The Board also considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel.

ECONOMIES OF SCALE. The Board considered whether there have been any economies of scale in managing each Fund, whether each Fund has appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by each Fund and each Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment management, the allocation of Fund brokerage, and the receipt of research by Lord Abbett in return for fund brokerage. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with each Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of each Fund, such as continuing to employ Lord Abbett, but on different terms.

After considering all of the relevant factors, the Board unanimously voted to approve continuation of the existing management agreement.

COMPENSATION DISCLOSURE
The following table summarizes the compensation for each of the directors/trustees for the Trust and for all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation accrued by the Trust for outside Trustees. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.



(1)                        (2)                                    (3)
                           FOR THE FISCAL YEAR ENDED              FOR YEAR ENDED DECEMBER 31, 2002
                           NOVEMBER 30, 2002 AGGREGATE            TOTAL COMPENSATION PAID BY THE TRUST AND
NAME OF TRUSTEE            COMPENSATION ACCRUED BY THE TRUST(1)   THIRTEEN OTHER LORD ABBETT-SPONSORED FUNDS(2)
------------------         ------------------------------------   ---------------------------------------------
E. Thayer Bigelow                        $ 5,349                                     $ 85,000
William H.T. Bush                        $ 5,369                                     $ 85,200
Robert B. Calhoun, Jr.                   $ 5,437                                     $ 86,400
Stewart S. Dixon*                        $ 5,294                                     $ 84,000
Franklin W. Hobbs                        $ 5,334                                     $ 85,000
C. Alan MacDonald                        $ 5,349                                     $ 85,000
Thomas J. Neff                           $ 5,286                                     $ 84,000
James F. Orr, III**                      $ 2,321                                     $ 70,500



----------
* Retired December 31, 2002.
** Elected effective July 18, 2002. Resigned March 3, 2003.

1. Outside Trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Funds to its outside Trustees may be deferred at the option of a Trustee under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of a Fund for later distribution to the Trustees. In addition, $25,000 of each Trustee's retainer must be deferred and is deemed invested in shares of the Funds and other Lord Abbett-sponsored funds under the equity-based plan.

2. The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2002, including fees directors/trustees have chosen to defer.

                        --------------------------------

The following chart provides certain information on the dollar range of equity securities beneficially owned by each Trustee in the Funds and other Lord Abbett-sponsored funds as of December 31, 2002. The amounts shown include deferred compensation to the Trustees deemed invested in Fund shares. The amounts ultimately received by the Trustees under the deferred compensation plan will be directly linked to the investment performance of the Funds.



                             DOLLAR RANGE OF EQUITY    DOLLAR RANGE OF EQUITY    AGGREGATED DOLLAR RANGE OF
                                SECURITIES IN THE         SECURITIES IN THE         EQUITY SECURITIES IN
NAME OF TRUSTEE              CORE FIXED INCOME FUND       TOTAL RETURN FUND     LORD ABBETT SPONSORED FUNDS
---------------              ----------------------    ----------------------   ----------------------------
Robert S. Dow                    Over $100,000           Over $100,000                Over $100,000
E. Thayer Bigelow                  $1-$10,000              $1-$10,000                 Over $100,000
William H. T. Bush                 $1-$10,000              $1-$10,000               $50,001-$100,000
Robert B. Calhoun, Jr.             $1-$10,000              $1-$10,000                 Over $100,000
Stewart S. Dixon*                  $1-$10,000              $1-$10,000                 Over $100,000
Franklin W. Hobbs                  $1-$10,000              $1-$10,000                 Over $100,000
C. Alan MacDonald                  $1-$10,000              $1-$10,000                 Over $100,000
Thomas J. Neff                     $1-$10,000              $1-$10,000                 Over $100,000
James F. Orr, III**                $1-$10,000              $1-$10,000                 Over $100,000


*   Retired December 31, 2002
**  Elected effective July 18, 2002. Resigned March 3, 2003.

CODE OF ETHICS
The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Trust's Code of Ethics which complies, in substance, with Rule 17j-1 of the Act and each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett Partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of such Advisory Group.

                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of March 4, 2003, each Fund's officers and trustees, as a group, owned 3.50% of Core Fixed Income Fund's outstanding Class A shares and 1.32% of Total Return Fund's outstanding Class A shares. As of March 4, 2003, Lord Abbett owned 53.18% and 89.9% of the Class P shares of Core Fixed Income Fund and Total Return Fund, respectively, which represents the initial investments for Class P shares of each Fund. It is anticipated that over time this percentage of ownership will decrease for Class P shares. As of March 4, 2003, to the best of our knowledge, other than Lord Abbett Distributor and other institutional broker-dealers for the benefit of their clients, the following were record holders of 5% or more of the Funds' outstanding shares:



CORE FIXED INCOME FUND - CLASS A SHARES
---------------------------------------
John J. Walsh                      5.58%
180 Central Park South
New York, NY



Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT MANAGER
As described under "Management" in the Prospectus, Lord Abbett is the Funds' investment manager. The following Partners of Lord Abbett are also officers and/or Trustees of the Funds: Tracie E. Ahern, Joan A. Binstock, Zane E. Brown, Daniel E. Carper, Robert S. Dow, Robert I. Gerber, Michael S. Goldstein, Paul A. Hilstad, Ellen G. Itskovitz, Lawrence H. Kaplan, Robert A. Lee, Robert G. Morris, A. Edward Oberhaus, III, Walter H. Prahl, and Christopher J. Towle. The other Partners are: Michael Brooks, Patrick Brown, John J. DiChiaro, Sholom Dinsky, Lesley-Jane Dixon, John E. Erard, Kevin P. Ferguson, Robert P. Fetch, Daria L. Foster, Daniel H. Frascarelli, Michael A. Grant, Howard E. Hansen, Charles Hofer, W. Thomas Hudson, Cinda Hughes, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Stephen J. McGruder, Paul McNamara, Robert J. Noelke, R. Mark Pennington, Michael Rose, Eli M. Salzmann, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Diane Tornejal, Edward von der Linde, and Marion Zapolin. The address of each Partner is 90 Hudson Street, Jersey City, New Jersey 07302-3973.


Under the Management Agreement, between Lord Abbett and the Trust, each Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .50 of 1%. These fees are allocated among the classes based on the classes' proportionate share of such average daily net assets.

Although not obligated to do so, Lord Abbett may waive all or a portion of its management fees and may assume other expenses of each Fund.


Lord Abbett was entitled to a management fee for Core Fixed Income Fund for the fiscal years ended November 30, 2002, 2001, and 2000 of $123,416, $51,169, and
$44,100, respectively. Lord Abbett waived its entire management fee for the fiscal years ended November 30, 2002, 2001, and 2000.

Lord Abbett was entitled to a management fee for Total Return Fund for the fiscal years ended November 30, 2002, 2001, and 2000 of $330,792, $81,042, and
$10,982, respectively. Lord Abbett waived its entire management fee for the fiscal years ended November 30, 2002, 2001, and 2000.


Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, fund accounting expenses, insurance premiums, and other expenses connected with executing portfolio transactions.


ADMINISTRATIVE SERVICES
Effective January 1, 2003, Lord Abbett and the Funds entered into an Administrative Services Agreement under which Lord Abbett will provide certain administrative services not involving the provision of investment advice to the Funds. Pursuant to the Agreement, each Fund will pay Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of .04%. This will be allocated among the classes of shares of each Fund based on average daily net assets.


PRINCIPAL UNDERWRITER
Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for each Fund.

CUSTODIAN AND ACCOUNTING AGENT
State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri is each Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Funds and attends to the collection of principal and income. The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by a Fund in foreign countries and to hold cash and currencies for each Fund. In accordance with the requirements of Rule 17f-5, the Board has approved arrangements permitting each Fund's foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank and Trust Company performs certain accounting and record keeping functions relating to portfolio transactions and calculates each Fund's net asset value.

TRANSFER AGENT
UMB, N.A., 928 Grand Blvd., Kansas City, Missouri, 64106, acts as the transfer agent and dividend disbursing agent for each Fund.

INDEPENDENT AUDITORS
Deloitte & Touche LLP, Two World Financial Center, New York, New York, 10281, are the independent auditors of each Fund and must be approved at least annually by the Board to continue in such capacity. Deloitte & Touche LLP performs audit services for each Fund, including the examination of financial statements included in the Funds' Annual Report to Shareholders.

                                       6.
                    BROKERAGE ALLOCATION AND OTHER PRACTICES

Each Fund's policy is to obtain best execution on all portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, each Fund generally pays, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, a Fund, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

In transactions on stock exchanges in the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in each Fund's portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, with the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett, with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services, at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Funds. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Funds, and not all of such services will necessarily be used by Lord

Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if they attempted to generate such additional information through their own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

When, in the opinion of Lord Abbett, two or more broker-dealers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the Funds and/or shares of other Lord-Abbett-sponsored funds, or who have provided investment research, statistical, or other related services to each Fund.

If other clients of Lord Abbett buy or sell the same security at the same time as a Lord Abbett-sponsored fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with a Lord Abbett-sponsored fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as a Lord Abbett-sponsored fund does, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as a Lord Abbett-sponsored fund does.


For the fiscal years ended November 31, 2002, 2001, and 2000, the Core Fixed Income Fund and Total Return Fund paid no commissions to independent brokers.


                                       7.
                                CLASSES OF SHARES
Each Fund offers investors different classes of shares as described in this SAI. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of independent auditors, the approval of a contract with a principal underwriter and the election of trustees from the separate voting requirements.

The Trust does not hold meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Trust's Declaration and Agreement of Trust ("Declaration"), shareholder meetings may be called at any time by certain officers of the Trust or by a majority of the Trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of each Fund's shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of each Fund's outstanding shares and entitled to vote at the meeting.

Shareholder Liability. Delaware law provides that the Trust's shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private for profit corporations. The courts of some states, however, may decline to apply Delaware law on this point. The Declaration contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust. The Declaration provides for indemnification out of the Trust's property of any shareholder or former shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Under the Declaration, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Trust to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement. In addition, the Trustees may, without shareholder vote, cause the Trust to be incorporated under Delaware law.

Derivative actions on behalf of the Trust may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Trust.

CLASS A SHARES. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million or on investments for Retirement and Benefit Plans with less than 100 eligible employees or on investments that do not qualify under the other categories listed under "Net Asset Value Purchases of Class A Shares." If you purchase Class A shares as part of an investment of at least $1 million (or for certain Retirement and Benefit Plans) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but, subject to certain exceptions, if you redeem any of those shares on or before the 24th month after the month in which you buy them, you may pay to the Fund a contingent deferred sales charge ("CDSC") of 1%.

CLASS B SHARES. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor. That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in the Funds' prospectus.

CONVERSIONS OF CLASS B SHARES. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

CLASS C SHARES. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay a CDSC of 1% to Lord Abbett Distributor. Class C shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the Class C shares are described in the Funds' prospectus.

CLASS P SHARES. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan, applicable to the Class P shares, is described in each Fund's Prospectus. Class P shares are available to a limited number of investors.

RULE 12b-1 PLANS
CLASS A, B, C, AND P. Each Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each of the classes offered in this SAI: the "A Plan," the "B Plan," the "C Plan," and the "P Plan," respectively. The principal features of each Plan are described in the Prospectus; however, this SAI contains additional information that may be of interest to investors. Each Plan is a compensation plan, allowing each class to pay a fixed fee to Lord Abbett Distributor that may be more or less than the expenses Lord Abbett Distributor actually incurs. In adopting each Plan and in approving its continuance, the Board has concluded that there is a reasonable likelihood that each Plan will benefit its respective class and its shareholders. The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Each Plan compensates Lord Abbett Distributor for financing activities primarily intended to sell shares of the Funds. These activities include, but are not limited to, the preparation and distribution of advertising material and sales literature and other marketing activities. Lord Abbett Distributor also uses amounts received under each Plan as described in the Prospectus and for payments to dealers for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Funds.

The amounts paid by each Fund pursuant to the A Plan for the fiscal year ended November 30, 2002, in connection with advertising and marketing activities, and payments to dealers and other agents were: Core Fixed Income Fund: $0 and $30,200 totaling $30,200; Total Return Fund: $0 and $89,681 totaling $89,681.

The amounts paid to dealers and other agents by each Fund pursuant to the B Plan for the fiscal year ended November 30, 2002 were: Core Fixed Income Fund:
$53,954; Total Return Fund $174,501.

The amounts paid to dealers and other agents by each Fund pursuant to the C Plan for the fiscal year ended November 30, 2002 were: Core Fixed Income Fund:
$27,967; Total Return Fund $94,512.

The amounts paid to dealers and other agents by each Fund pursuant to the P Plan for the fiscal year ended November 30, 2002 were: Core Fixed Income Fund: $6; Total Return Fund $5.

Each Plan requires the Board to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan, the purposes for which such expenditures were made, and any other information the Board reasonably requests to enable it to make an informed determination of whether the Plans should be continued. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside Trustees"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the Trustees, including a majority of the outside Trustees. As long as the Plans are in effect, the selection or nomination of outside Trustees is committed to the discretion of the outside Trustees.

Payments made pursuant to a Plan are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. A Plan terminates automatically if it is assigned. In addition, each Plan may be terminated at any time by vote of a majority of the outside Trustees or by vote of a majority of the outstanding voting securities of such class.

CONTINGENT DEFERRED SALES CHARGES. A CDSC applies upon early redemption of shares regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account. In the case of Class B and Class C shares, this increase is represented by that percentage of each share redeemed where the net asset value exceeded the initial purchase price.

CLASS A SHARES. As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which a Fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored fund within a period of 24 months from the end of the month in which the original sale occurred.

CLASS B SHARES. As stated in the Prospectus, subject to certain exceptions, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related services to each Fund in connection with the sale of Class B shares.

To minimize the effects of the CDSC or to determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

ANNIVERSARY OF THE DAY ON                            CONTINGENT DEFERRED SALES CHARGE
WHICH THE PURCHASE ORDER WAS ACCEPTED                ON REDEMPTIONS (AS % OF AMOUNT SUBJECT TO CHARGE)
-------------------------------------                -------------------------------------------------
Before the 1st                                       5.0%
On the 1st, before the 2nd                           4.0%
On the 2nd, before the 3rd                           3.0%
On the 3rd, before the 4th                           3.0%
On the 4th, before the 5th                           2.0%
On the 5th, before the 6th                           1.0%
On or after the 6th anniversary                      None

In the table, an "anniversary" is the same calendar day in each respective year after the date of purchase. All purchases are considered to have been made on the business day on which the purchase order was accepted.

CLASS C SHARES. As stated in the Prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder normally will be required to pay to Lord Abbett Distributor a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge also will be collected by Lord Abbett Distributor.

GENERAL. The percentage (1% in the case of Class A and Class C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B, and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."

With respect to Class A shares, a CDSC will not be assessed at the time of certain transactions, including redemptions by participants or beneficiaries from certain Retirement and Benefit Plans and benefit payments under Retirement and Benefit Plans in connection with plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A share purchases by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, no CDSC will be assessed at the time of redemptions that continue as investments in another fund participating in the program provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with a mandatory distribution under 403(b) plans and IRAs and (iii) in connection with the death of the shareholder. In the case of Class A shares, the CDSC is received by the Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B and Class C shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related service to the

Fund (including recoupment of the commission payments made) in connection with the sale of Class B and Class C shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B or C Plan distribution fee.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the exchanged shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of his or her account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and Class C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value, (iii) shares with respect to which no Lord Abbett-sponsored fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iv) shares that, together with exchanged shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that a Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors that you should discuss with your financial adviser. A Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in a Fund. We used the sales charge rates that generally apply to Class A, Class B, and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary based on that Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

INVESTING FOR THE SHORT TERM. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000, that are expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more, Class A shares will generally be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, it may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. In addition, it may not be suitable for you to place an order for Class B or Class C shares for Retirement and Benefit Plans with at least 100 eligible employees or for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases. You should discuss this with your financial advisor.

INVESTING FOR THE LONGER TERM. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under each Fund's Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Some account features are available in whole or in part to Class A, Class B, and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement and Benefit Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Services For Fund Investors" in the Prospectus for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject.

HOW DO PAYMENTS AFFECT MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and Class B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for a Fund and Class C shareholders.

                                       8.
                       PURCHASES, REDEMPTIONS, AND PRICING

Information concerning how we value our shares is contained in the Prospectus under "Purchases" and "Redemptions."

Under normal circumstances we calculate a Fund's net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Each Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked price, or, in the case of bonds, in the over-the-counter market if, in the judgment of the

Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the exchange rates of such currencies against United States dollars provided by Reuters at the close of regular trading on the NYSE. If such exchange rates are not available, the rate of exchange will be determined in accordance with the policies established by the Board.

NET ASSET VALUE PURCHASES OF CLASS A SHARES. As stated in the Prospectus, our Class A shares may be purchased at net asset value under the following circumstances: a) purchases of $1 million or more, b) purchases by Retirement and Benefit Plans with at least 100 eligible employees, c) purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, d) purchases made with dividends and distributions on Class A shares of another Eligible Fund, e) purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares f) purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, g) purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, h) purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, i) purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or j) purchases through an omnibus account of a dealer that features ten or fewer preferred mutual fund families, including the Lord Abbett-sponsored funds, within 30 days of, and with the proceeds from, a redemption through the same dealer's omnibus account of shares of a mutual fund that were originally purchased subject to a sales charge.

Our Class A shares also may be purchased at net asset value i) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, ii) in connection with a merger, acquisition or other reorganization, iii) employees of our shareholder servicing agent, or iv) by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of our directors, trustees, employees of Lord Abbett, or employees of our shareholder service agents. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has a business relationship.

EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level), (ii) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"), or (iii) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus accounts and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF", to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMFs have the same right to exchange their shares for the corresponding class of each Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received in proper form prior to the close of the NYSE. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice.

"Eligible Funds" are AMMF and other Lord Abbett-sponsored funds that are eligible for the exchange privilege, except Lord Abbett Series Fund, Inc. ("LASF"). The exchange privilege will not be available with respect to any otherwise "Eligible Funds" the shares of which at the time are not available to new investors of the type requesting the exchange.

The other funds and series that participate in the Telephone Exchange Privilege [except (a) GSMMF, (b) certain series of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) AMMF (collectively, the "Non-12b-1 Funds")] have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett-sponsored funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett-sponsored funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B and Class C shares. Thus, if shares of a Lord Abbett-sponsored fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett-sponsored funds, in the case of the Class A shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B and Class C shares. Acquired Shares held in GSMMF and AMMF that are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

LETTER OF INTENTION. Under the terms of the Letter of Intention as described in the Prospectus you may invest $100,000 or more over a 13-month period in Class A shares of a Lord Abbett-sponsored fund (other than shares of LASF, GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to Class A shares exchanged from a Lord Abbett-sponsored fund offered with a front-end sales charge). Class A shares currently owned by you are credited as purchases (at their current offering prices on the date the Letter of Intention is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Letter of Intention is not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

RIGHTS OF ACCUMULATION. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Class A shares of Lord Abbett-sponsored funds (other than LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to Class A shares exchanged from a Lord Abbett-sponsored fund offered with a front-end sales charge) so that a current investment, plus the purchaser's holdings valued at the public offering price, reach a level eligible for a discounted sales charge for Class A shares.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or a Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission ("SEC") deems an emergency to exist.

The Board may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 months' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must either be your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLANS. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000 in the case of Class A or Class C shares and $25,000 in the case of Class B shares. Lord Abbett prototype retirement plans have no such minimum. With respect to Class B shares, the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Because the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name State Street Bank & Trust Company as custodian and contain specific information about the plans excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

PURCHASES THROUGH FINANCIAL INTERMEDIARIES. Each Fund and/or Lord Abbett Distributor has authorized one or more agents to receive on its behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund's or Lord Abbett Distributor's behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent's authorized designee, receives the order. A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.

REDEMPTIONS IN KIND. Under circumstances in which it is deemed detrimental to the best interests of each Fund's shareholders to make redemption payments wholly in cash, the Funds may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of a Fund's net assets by a distribution in kind of readily marketable securities in lieu of cash. Each Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

                                       9.
                              TAXATION OF THE FUNDS

Each Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). Because each Fund is treated as a separate entity for federal income tax purposes, the status of each Fund as a regulated investment company is determined separately by the Internal Revenue Service. If a Fund qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates. Assuming a Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. Each Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

Each Fund intends to declare and pay as dividends each year substantially all of its net investment income. Dividends paid by a Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income. Dividends paid by a Fund from its net realized long-term capital gains are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. All dividends are taxable to you regardless of whether they are received in cash or reinvested in Fund shares.

Dividends paid by a Fund to corporate shareholders will qualify for the dividends received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations. If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends received deduction. The dividends received deduction may be limited if you incur indebtedness to acquire Fund shares.

Distributions paid by a Fund that do not constitute dividends because they exceed the Fund's current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gains from the sale of the shares.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by a Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. Each Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

Upon your sale, exchange, or redemption of Fund shares, you will recognize short- or long-term capital gain or loss, depending upon whether your holding period of the Fund shares exceeds one year. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gain dividends" received with respect to such shares. Losses on the sale of Fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares that are substantially identical.

The maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less and (ii) 20% (10% for taxpayers in the 10% or 15% tax brackets) for capital assets held for more than one year. Reduced capital gains rates will apply to gains on the sale of (1) Fund shares held more than 5 years to the extent the capital gains would otherwise be taxed at the 10% capital gains rate; and (2) Fund shares acquired on or after January 1, 2001, and held for more than 5 years. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.

Certain investment practices that a Fund may utilize, such as investing in futures, foreign currency, or foreign entities classified as "passive foreign investment companies" for U.S. tax purposes, may affect the character and timing of the recognition of gains and losses by a Fund. Such transactions may in turn affect the amount and character of Fund distributions to you.

A Fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that you will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by a Fund.

You may be subject to a 30% withholding tax on reportable dividends, capital gain distributions, and redemption payments ("backup withholding"). The withholding tax is reduced to 29% for dividends, distributions, and payments that are received for tax purposes after December 31, 2003, and before January 1, 2006. Generally, you will be subject to backup withholding if a Fund does not have your certified taxpayer identification number on file, or, to the Fund's knowledge, you have furnished an incorrect number. When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from a Fund can differ from the U.S. federal income tax rules described above. Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations. Certain states, however, may require that a specific percentage of a Fund's income be derived from federal obligations before such dividends may be excluded from state taxable income. A Fund may invest some or all of its assets in such federal obligations. Each Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.


                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for the Funds. The Trust has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

Lord Abbett Distributor, as the Funds' principal underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares of the Trust as follows:

                                                     YEAR ENDED NOVEMBER 30,
                                                     -----------------------
                                                2002            2001          2000
                                            ------------    ------------   -----------
Gross sales charge                          $  5,764,531    $  2,798,626   $ 1,003,045

Amount allowed to dealers                   $  4,851,418    $  2,342,183   $   846,488
                                            ------------    ------------   -----------
Net commissions
 received by Lord Abbett Distributor        $    913,113    $    456,443   $   156,557
                                            ============    ============   ===========


                                       11.
                                   PERFORMANCE


Each Fund computes the average annual compounded rates of total return during specified periods (i) before taxes, (ii) after taxes on Fund distributions, and
(iii) after taxes on Fund distributions and redemption (or sale) of Fund shares at the end of the measurement period. Each Fund equates the initial amount invested to the ending (redeemable) value of such investment by adding one to the computed average annual total return, expressed as a percentage, (i) before taxes, (ii) after taxes on Fund distributions, and (iii) after taxes on Fund distributions and redemption of Fund shares at the end of the measurement period, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all distributions (i) without the effect of taxes, (ii) less taxes due on such Fund distributions, and (iii) less taxes due on such Fund distributions and redemption of Fund shares, on the reinvestment dates at prices calculated as stated in the Prospectus. The ending (redeemable) value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation and, in the case of after taxes on Fund distributions and redemption of Fund shares, includes subtracting capital gains taxes resulting from the redemption and adjustments to take into account the tax benefit from any capital losses that may have resulted from the redemption.

In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment (unless the total return is shown at net asset value). For Class B shares, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to a Fund's investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to a Fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). For Class P shares, total returns are shown at net asset value.

Using the computation methods described above, the following table indicates the average annual compounded rates of total return on an initial investment of one thousand dollars as of November 30, 2002, for each Fund, per class, for one year and the life of Fund. The after-tax returns were calculated using the highest applicable individual federal marginal tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distribution (e.g., the ordinary income rate for ordinary income distributions, the short-term capital gain rate for short-term capital gains distributions, and the long-term capital gain rate for long-term capital gains distributions). The tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) were disregarded, as were the effect of phaseouts of certain exemptions, deductions and credits at various income levels, and the impact of the federal alternative minimum income tax. Before- and after-tax returns are provided for Class A shares for the Funds. The after-tax returns for the other classes of shares not shown in the table will vary from those shown. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

CORE FIXED INCOME FUND



                                    1 YEAR       LIFE OF FUND (8/31/00)
                                    ------       ----------------------
Class A Shares
  Before Taxes                        1.50%       7.70%
Class A Shares After
  Taxes on Distributions             -1.15%       4.12%
Class A Shares After Taxes on
  Distributions and Sale of
  Fund Shares                         0.90%       4.36%
Class B Shares                        1.99%       8.56%
Class C Shares                        6.06%       9.75%
Class P Shares                        6.59%      10.17%



TOTAL RETURN FUND



                                    1 YEAR       LIFE OF FUND (8/31/00)
                                    ------       ----------------------
Class A Shares
  Before Taxes                        1.11%      7.45%
Class A Shares After
  Taxes on Distributions             -1.29%      4.19%
Class A Shares After Taxes on
  Distributions and Sale of
  Fund Shares                         0.62%      4.31%
Class B Shares                        1.61%      8.39%
Class C Shares                        5.69%      9.57%
Class P Shares                        6.22%      9.87%


Yield quotations for each class of a fixed-income fund are based on a 30-day period ended on a specified date, computed by dividing the net investment income per share earned during the period by the maximum offering price per share of such class on the last day of the period. This is determined by finding the following quotient: the dividends and interest earned by a class during the period minus the aggregate expenses attributable to the class accrued during the period (net of reimbursements) and divided by the product of (i) the average daily number of class shares outstanding during the period that were entitled to receive dividends and (ii) the maximum offering price per share of such class on the last day of the period. To this quotient add one, and then increase the sum to the sixth power. Then subtract one from the product of this multiplication and multiply the remainder by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the Class A net asset value per share. Yields for Class B and C shares do not reflect the deduction of the CDSC. For the 30-day period ended November 30, 2002, the yield for each Fund is as follows:


                                     CLASS A    CLASS B   CLASS  C   CLASS P
                                     -------    -------   --------   -------
Core Fixed Income Fund                3.23%      2.78%     2.78%      3.34%

Total Return Fund                     3.51%      3.07%     3.07%      3.62%


These figures represent past performance, and an investor should be aware that the investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that past performance will be repeated in the future.

Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports, or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, each Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and/or investments for which reliable performance information is available.

                                       12.
                              FINANCIAL STATEMENTS


The financial statements incorporated herein by reference from the Lord Abbett Investment Trust - Core Fixed Income Fund and Total Return Fund Annual Report to Shareholders have been audited by Deloitte & Touche LLP, independent auditors, as stated in its report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                    APPENDIX
                             CORPORATE BOND RATINGS

Moody's Investors Service, Inc.'s Corporate Bond Ratings

Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Standard & Poor's Corporation's Corporate Bond Ratings

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC-C - Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'CCC' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

LORD ABBETT


STATEMENT OF ADDITIONAL INFORMATION                                APRIL 1, 2003


                          LORD ABBETT INVESTMENT TRUST


                       LORD ABBETT CORE FIXED INCOME FUND
                          LORD ABBETT TOTAL RETURN FUND
                           LORD ABBETT HIGH YIELD FUND


                                (CLASS Y SHARES)


--------------------------------------------------------------------------------
This Statement of Additional Information ("SAI") is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI relates to, and should be read in conjunction with, the Prospectus for the Class Y shares of the Lord Abbett Investment Trust - Lord Abbett Core Fixed Income Fund ("Core Fixed Income Fund"), Lord Abbett Total Return Fund ("Total Return Fund"), and Lord Abbett High Yield Fund ("High Yield Fund") (each individually a "Fund" or, collectively, the "Funds"), dated April 1, 2003.


Shareholder inquiries should be made by directly contacting the Funds or by calling 800-821-5129. The Annual Reports to Shareholders are available without charge, upon request by calling 888-522-2388. In addition, you can make inquiries through your dealer.

            TABLE OF CONTENTS


                                                                       PAGE
          1.   Fund History                                             2
          2.   Investment Policies                                      2
          3.   Management of the Funds                                 12
          4.   Control Persons and Principal Holders of Securities     18
          5.   Investment Advisory and Other Services                  19
          6.   Brokerage Allocations and Other Practices               20
          7.   Classes of Shares                                       22
          8.   Purchases, Redemptions, and Pricing                     23
          9.   Taxation of the Funds                                   24
          10.  Underwriter                                             25
          11.  Performance                                             26
          12.  Financial Statements                                    27
               Appendix                                                28

                                       1.
                                  FUND HISTORY

Lord Abbett Investment Trust (the "Trust") was organized as a Delaware business trust on August 16, 1993 with an unlimited amount of shares of beneficial interest authorized. The Trust has six funds, three of which are discussed in this SAI: Core Fixed Income Fund, Total Return Fund, and High Yield Fund. The Funds are diversified open-end investment management companies registered under the Investment Company Act of 1940, as amended (the "Act"). Each Fund has five classes of shares (A, B, C, P and Y), but only Class Y shares are offered in this Statement of Additional Information.



                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund is subject to the following fundamental investment restrictions that cannot be changed without the approval of a majority of each Fund's outstanding shares.

Each Fund may not:

 (1) borrow money, except that (i) each Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law;

 (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund's investment policies as permitted by applicable law);

 (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

 (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

 (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

 (6) with respect to 75% of the gross assets of each Fund, buy securities of one issuer representing more than (i) 5% of each Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

 (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding (i) securities of the U.S. Government, its agencies and instrumentalities and (ii) with respect to Core Fixed Income Fund and Total Return Fund, mortgage-backed securities); and

 (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with the investment restrictions will be determined at the time of purchase or sale of the security.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the policies in the Prospectus and the investment restrictions above which cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment restrictions which may be changed by the Board of Trustees without shareholder approval.

Each Fund may not:

        (1) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

        (2) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Act, determined by Lord Abbett to be liquid, subject to the oversight of the Board;

        (3) invest in the securities of other investment companies except as permitted by applicable law (Core Fixed Income Fund and Total Return Fund may not rely on Sections 12(d)(1)(F) and 12(d)(1)(G) of the Act);


        (4) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets (included within such limitation, but not to exceed 2% of the Fund's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange);

        (5) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that each Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;


        (6) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's prospectus and statement of additional information, as they may be amended from time to time; or

        (7) buy from or sell to any of the Trust's officers, trustees, employees, or its investment adviser or any of the adviser's officers, partners, or employees, any securities other than the Trust's shares.

        (8) (with respect to the High Yield Fund only) invest more than 10% of the market value of its gross assets at the time of investment in debt securities which are in default as to interest or principal.


PORTFOLIO TURNOVER RATE. For the fiscal years ended November 30, 2002 and 2001, the portfolio turnover rates were 433.27% and 641.36% for Core Fixed Income Fund, 419.92% and 720.60% for Total Return Fund, and 68.70% and 93.11% for High Yield Fund, respectively.


ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. This section provides further information on certain types of investments and investment techniques that may be used by each Fund, including their associated risks.


AVERAGE DURATION. The Core Fixed Income Fund and the Total Return Fund will maintain a duration within two years of the bond market's duration as measured by the Lehman Brothers Aggregate Bond Index. Currently, this index has a duration of approximately four years.


Some securities may have periodic interest rate adjustments based upon an index such as the 90-day Treasury Bill rate. This periodic interest rate adjustment tends to lessen the volatility of the security's price. With respect to securities with an interest rate adjustment period of one year or less, the Funds will, when determining average-weighted duration, treat such a security's maturity as the amount of time remaining until the next interest rate adjustment.

Instruments such as GNMA, FNMA, FHLMC securities, and similar securities backed by amortizing loans generally have shorter effective maturities than their stated maturities. This is due to changes in amortization caused by demographic and economic forces such as interest rate movements. These effective maturities are calculated based upon historical payment patterns and therefore have a shorter duration than would be implied by their stated final maturity. For purposes of determining each Fund's average maturity, the maturities of such securities will be calculated based upon the issuing agency's payment factors using industry-accepted valuation models.


BORROWING MONEY. Each Fund may borrow money for certain purposes as described above under "Fundamental Investment Restrictions." If a Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

CONVERTIBLE SECURITIES. The High Yield Fund may invest in convertible securities. Each of the Core Fixed Income Fund and Total Return Fund may invest up to 5% of its net assets in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. They generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus, may not decline in price to the same extent as the underlying common stock. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

EQUITY SECURITIES. The High Yield Fund may invest up to 20% of its assets in equity securities. These include common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familiar type, represent an ownership interest in a company. The value of equity securities fluctuates based on changes in a company's financial condition, and on market and economic conditions.

FOREIGN CURRENCY OPTIONS. The Total Return Fund and the High Yield Fund may take positions in options on foreign currencies to hedge against the risk that foreign exchange rate fluctuations will affect the value of foreign securities a Fund holds in its portfolio or intends to purchase The Core Fixed Income Fund, with respect to up to 5% of its net assets, may take positions in options on foreign currencies to hedge against the risk that foreign exchange rate fluctuations will affect the value of foreign securities the Fund holds in its portfolio or intends to purchase. For example, if a Fund were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. A Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.


Transaction costs may be higher because the quantities of currencies underlying option contracts that a Fund may enter represent odd lots in a market dominated by transactions between banks.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

A Fund may effectively terminate its rights or obligations under options by entering into closing transactions. Closing transactions permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar. Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions. As a result, changes in the value of an option position may have no relationship to the investment merit of the foreign currency. Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

Options normally have expiration dates of up to nine months. The exercise price may be below, equal to or above the current market value of the underlying currency. Options that expire unexercised have no value, and the Funds will realize a loss of any premium paid and any transaction costs. Although each Fund intends to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an option at a favorable price at any time prior to expiration. In the event of insolvency of the counter-party, a Fund may be unable to liquidate a foreign currency option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it had purchased in order to realize any profit.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Total Return Fund and the High Yield Fund may engage in spot transactions and use forward contracts to protect against uncertainty in the level of future exchange rates. The Core Fixed Income Fund, with respect to up to 5% of its net assets, may engage in spot transactions and use forward contracts to protect against uncertainty in the level of future exchange rates.


The Funds may enter into forward contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, a Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

Each Fund also may use forward contracts in connection with existing portfolio positions to lock in the U.S. dollar value of those positions, to increase a Fund's exposure to foreign currencies that the investment adviser believes may rise in value relative to the U.S. dollar or to shift a Fund's exposure to foreign currency fluctuations from one country to another. For example, when a Fund believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transaction costs.

At or before the maturity date of a forward contract that requires a Fund to sell a currency, a Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

FOREIGN SECURITIES. The Funds may invest in foreign securities. Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

   - Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.

   - Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the U.S.

   - Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

   - Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.

   - There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

   - Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.

   - Foreign securities may trade on days when a Fund does not sell shares. As a result, the value of a Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.

   - With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of a Fund, and political or social instability or diplomatic developments that could affect investments in those countries. In addition, a Fund may invest in less developed countries, sometimes referred to as emerging markets. The risks of investing in foreign markets are generally more severe in emerging markets.


The Total Return Fund, High Yield Fund, and Core Fixed Income Fund may invest up to 20%, 20%, and 5% of their respective net assets in securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Each Fund may engage in futures and options on futures transactions in accordance with its investment objective and policies. Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called "initial margin." Subsequent payments, called "variation margin," are made on a daily basis as the market price of the futures contract or option fluctuates.

The Funds may purchase and sell futures contracts and purchase and write call and put options on futures contracts for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent a Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs. The Funds may also enter into closing purchase and sale transactions with respect to such contracts and options.

Futures contracts and options on futures contracts present substantial risks, including the following:

   - While the Funds may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if the Funds had not entered into any futures or related options transactions.

   - Because perfect correlation between a futures position and a portfolio position that the Funds intend to hedge is impossible to achieve, a hedge may not work as intended, and the Funds may thus be exposed to additional risk of loss.

   - The loss that the Funds may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

   - Futures markets are highly volatile, and the use of futures may increase the volatility of the Funds' net asset value.

   - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to the Funds.

   - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

   - The counterparty to an OTC contract may fail to perform its obligations under the contract.


HIGH-YIELD DEBT SECURITIES. In accordance with their investment objectives and policies, Total Return Fund and High Yield Fund may invest in high-yield debt securities. High-yield debt securities (also referred to as "junk bonds") are rated BB/Ba or lower and typically pay a higher yield, but entail greater risks, than investment grade debt securities. When compared to investment grade debt securities, high-yield debt securities:


   - have a higher risk of default and their prices can be much more volatile due to lower liquidity;

   -    tend to be less sensitive to interest rate changes; and

   - pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds.

In addition, while the market for high-yield, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high-yield bond market, especially during periods of economic recession. Since the risk of default is higher among high-yield debt securities, Lord Abbett's research and analyses are an important ingredient in the selection of such securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, a Fund seeks to reduce this risk. There can be no assurance, however, that this risk will in fact be reduced and that losses will not occur. A Fund does not have any minimum rating criteria applicable to the fixed-income securities in which it invests.

ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

   -    Domestic and foreign securities that are not readily marketable.

   - Repurchase agreements and time deposits with a notice or demand period of more than seven days.

   - Certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and is liquid.

144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of each Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

INVESTMENT COMPANIES. The Funds may invest in securities of other investment companies subject to limitations prescribed by the Act, except that the Core Fixed Income Fund and Total Return Fund cannot rely on Sections 12(d)(1)(F) and
(G). These limitations include a prohibition on a Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the investing Fund and will be subject to substantially the same risks.

The Funds may, consistent with their investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index. The Funds may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of such securities may not perfectly parallel the price movement of the underlying index. An example of this type of security is the Standard & Poor's Depositary Receipt, commonly known as a "SPDR."

LISTED OPTIONS ON SECURITIES. The Funds may purchase and write national securities exchange-listed put and call options on securities or securities indices. A "call option" is a contract sold for a price giving its holder the right to buy a specific amount of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Funds may write covered call options that are traded on a national securities exchange with respect to securities in their portfolios in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. During the period of the option, a Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). The Funds may also enter the "closing purchase transactions" in order to terminate their obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation.


A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. Each Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. Each Fund may write covered put options to the extent that cover for such options does not exceed 15% of the Fund's net assets. Each Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of the Fund's net assets at the time an option is written.

The purchase and writing of options is a highly specialized activity that involves special investment risks. The Funds may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). If the investment manager is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and Fund portfolio securities, the Funds may incur losses. The use of options can also increase a Fund's transaction costs.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. Each Fund may invest extensively in mortgage-related securities and also may invest in other asset-backed securities in connection with public or private offerings, or secondary market transactions. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.

MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION. The principal governmental guarantor of mortgage-related securities is the "GNMA." GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

Government-related guarantors (I.E., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Both are government-sponsored corporations owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Funds' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to Fund industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

COLLATERALIZED MORTGAGE OBLIGATIONS AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are issued in multiple classes, each bearing a different stated maturity. Payments of principal normally are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

COMMERCIAL MORTGAGE-BACKED SECURITIES. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, or stripped mortgage-backed securities.

MORTGAGE DOLLAR ROLLS. The Funds may enter into mortgage dollar rolls in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Fund may benefit from the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls depend upon the Funds' ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and another involving a sale. As a result, the use of mortgage dollar rolls significantly increases the Funds' portfolio turnover.

STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The value of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may cause the Funds to lose money. The value of a PO class generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon bearing bonds of the same maturity.

OTHER ASSET-BACKED SECURITIES. The Funds may invest in asset-backed securities (unrelated to mortgage loans). Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. In addition to prepayment risks, these securities present credit risks that are not inherent in mortgage-related securities.

REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. The Funds require at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). Such agreements permit the Funds to keep all assets at work while retaining flexibility in pursuit of investments of a longer-term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Funds may incur a loss upon disposition of them. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. The Funds intend to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

REVERSE REPURCHASE AGREEMENTS. The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). This risk is greatly reduced because the Fund receives cash equal to 100% of the price of the security sold. Engaging in reverse repurchase agreements may also involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Each Fund will attempt to minimize this risk by managing their duration. A Fund's reverse repurchase agreements will not exceed 20% of the Fund's net assets.

SECURITIES LENDING. The Funds may lend portfolio securities to registered broker-dealers. These loans may not exceed 30% of a Fund's total assets. Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. government or its agencies ("U.S. Government securities") or other permissible means at least equal to 102 percent of the market value of the loaned securities. The Funds may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Funds and is acting as a "placing broker." No fee will be paid to persons affiliated with the Funds.

By lending portfolio securities, each of the Funds can increase income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government securities or other forms of non-cash collateral are received. Lending portfolio securities could result in a loss or delay in recovering the Fund's securities if the borrower defaults.

SHORT SALES. Each Fund may make short sales of securities or maintain a short position, if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. Each Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.

TEMPORARY DEFENSIVE INVESTMENTS. As described in the Prospectus, each Fund is authorized to invest temporarily a substantial amount, or even all, of its assets in various short-term fixed-income securities to take a defensive position. These securities include:

   - Obligations of the U.S. Government and its agencies and instrumentalities. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include Treasury bills, notes and bonds.

   - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

   - Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

   - Bankers' acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.


   -    Repurchase agreements.


WHEN-ISSUED OR FORWARD TRANSACTIONS. Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. government securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at our custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date which could result in depreciation of value of fixed-income when-issued securities. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

                                       3.
                             MANAGEMENT OF THE FUND


The Board of Trustees is responsible for the management of the business and affairs of the Funds in accordance with the laws of the State of Delaware. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. As discussed fully below, the Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser.

The following Trustee is the Managing Partner of Lord, Abbett & Co. LLC ("Lord Abbett") and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 42 portfolios or series.



                                CURRENT POSITION
NAME, ADDRESS AND               LENGTH OF SERVICE     PRINCIPAL OCCUPATION
DATE OF BIRTH                   WITH TRUST            DURING PAST FIVE YEARS              OTHER DIRECTORSHIPS
------------------              ------------------    ----------------------              -------------------
ROBERT S. DOW                   Trustee since 1993    Managing Partner and Chief          N/A
Lord, Abbett & Co. LLC          and Chairman since    Investment Officer of Lord Abbett
90 Hudson Street                1996                  since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945


                               -------------------

The following outside Trustees are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds.



                                       CURRENT POSITION
NAME, ADDRESS AND                      LENGTH OF SERVICE     PRINCIPAL OCCUPATION
DATE OF BIRTH                          WITH TRUST            DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS
-----------------                      -----------------     ----------------------                -------------------
E. THAYER BIGELOW                      Trustee since 1994    Managing General Partner, Bigelow     Currently serves as
Bigelow Media, LLC                                           Media, LLC (since 2000); Senior       director of Crane Co. and
909 Third Ave., 5th Floor                                    Adviser, Time Warner Inc. (1998 -     Huttig Building Products
New York, NY                                                 2000); Acting Chief Executive         Inc.
Date of Birth: 10/22/1941                                    Officer of Courtroom Television
                                                             Network  (1997 - 1998); President
                                                             and Chief Executive Officer of Time
                                                             Warner Cable Programming, Inc.
                                                             (1991 - 1997).

WILLIAM H.T. BUSH                      Trustee since 1998    Co-founder and Chairman of the        Currently serves as
Bush-O'Donnell & Co., Inc.                                   Board of the financial advisory       director of Wellpoint
101 South Hanley Road                                        firm of Bush-O'Donnell & Company      Health Network, Inc., DT
Suite 1025                                                   (since 1986).                         Industries Inc., and
St. Louis, MO                                                                                      Engineered Support
Date of Birth: 7/14/1938                                                                           Systems, Inc.

ROBERT B. CALHOUN, Jr.                 Trustee since 1998    Managing Director of Monitor          Currently serves as
Monitor Clipper Partners                                     Clipper Partners (since 1997) and     director of Avondale,
Two Canal Park                                               President of Clipper Asset            Inc., Avondale Mills,
Cambridge, MA                                                Management Corp. (since 1991), both   Inc., IGI/Earth Color,
Date of Birth: 10/25/1942                                    private equity investment funds.      Inc., Integrated
                                                                                                   Graphics, Inc., and
                                                                                                   Interstate Bakeries Corp.

FRANKLIN W. HOBBS                      Trustee since 2000    Chief Executive Officer of Houlihan   Currently serves as
Houlihan Lokey Howard & Zukin                                Lokey Howard & Zukin, an investment   director of Adolph Coors
685 Third Ave.                                               bank (January 2002 to present);       Company.
New York, NY                                                 Chairman of Warburg Dillon Read
Date of Birth: 7/30/1947                                     (1999 - 2000); Global Head of
                                                             Corporate Finance of SBC Warburg
                                                             Dillon Read (1997 - 1999); Chief
                                                             Executive Officer of Dillon, Read &
                                                             Co. (1994 - 1997).

C. ALAN MACDONALD                      Trustee since 1993    Retired - General Business and        Currently serves as
415 Round Hill Road                                          Governance Consulting (since 1992);   director of Fountainhead
Greenwich, CT                                                formerly President and CEO of         Water Company, Careside,
Date of Birth: 5/19/1933                                     Nestle Foods.                         Inc., Lincoln Snacks,
                                                                                                   J.B. Williams Co., Inc.
                                                                                                   (personal care products)
                                                                                                   and Seix Fund, Inc.*

                                       CURRENT POSITION
NAME, ADDRESS AND                      LENGTH OF SERVICE     PRINCIPAL OCCUPATION
DATE OF BIRTH                          WITH TRUST            DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS
-----------------                      -----------------     ----------------------                --------------------
THOMAS J. NEFF                         Trustee since 1993    Chairman of Spencer Stuart, an        Currently serves as
Spencer Stuart                                               executive search consulting firm      director of Ace, Ltd.
277 Park Avenue                                              (since 1996); President of Spencer    and Exult, Inc.
New York, NY                                                 Stuart (1979-1996).
Date of Birth: 10/2/1937



----------
*Seix Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Trust's Chairman, CEO, and President and the Managing Partner of Lord Abbett.

                             ----------------------

None of the officers listed below have received compensation from the Trust. All the officers of the Trust may also be officers of the other Lord
Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, New Jersey 07302.



NAME AND                           CURRENT POSITION     LENGTH OF SERVICE         PRINCIPAL OCCUPATION
(DATE OF BIRTH)                    WITH TRUST           OF CURRENT POSITION       DURING PAST FIVE YEARS
---------------                    ----------           -------------------       ----------------------
ROBERT S. DOW                      Chief Executive      Elected in 1996           Managing Partner and Chief Investment
(3/8/1945)                         Officer and                                    Officer of Lord Abbett since 1996.
                                   President

ZANE E. BROWN                      Executive Vice       Elected in 1996           Partner and Director of Fixed Income
(12/09/1951)                       President                                      Management, joined Lord Abbett in 1992.

ROBERT I. GERBER                   Executive Vice       Elected in 1998           Partner and Director of Taxable Fixed Income
(5/29/1954)                        President                                      Management, joined Lord Abbett in 1997.

ROBERT G. MORRIS                   Executive Vice       Elected in 1995           Partner and Director of Equity Investments,
(11/6/1944)                        President                                      joined Lord Abbett in 1991.

CHRISTOPHER J. TOWLE               Executive Vice       Elected in 1999           Partner and Investment Manager, joined Lord
(10/12/1957)                       President                                      Abbett in 1987.

TRACIE E. AHERN                    Vice President and   Elected in 1999           Partner and Director of Portfolio Accounting
(1/12/1968)                        Treasurer                                      and Operations, joined Lord Abbett in 1999,
                                                                                  formerly Vice President - Head of Fund
                                                                                  Administration of Morgan Grenfell from 1998
                                                                                  to 1999, prior thereto Vice President of
                                                                                  Bankers Trust.

JOAN A. BINSTOCK                   Chief Financial      Elected in 1999           Partner and Chief Operations Officer, joined
(3/4/1954)                         Officer and Vice                               Lord Abbett in 1999, prior thereto Chief
                                   President                                      Operating Officer of Morgan Grenfell.

DANIEL E. CARPER                   Vice President       Elected in 1993           Partner, joined Lord Abbett in 1979.
(1/22/1952)

MICHAEL S. GOLDSTEIN               Vice President       Elected in 1999           Partner and Fixed Income Investment Manager,
(10/29/1968)                                                                      joined Lord Abbett in 1997.

NAME AND                           CURRENT POSITION     LENGTH OF SERVICE         PRINCIPAL OCCUPATION
(DATE OF BIRTH)                    WITH TRUST           OF CURRENT POSITION       DURING PAST FIVE YEARS
---------------                    ----------           -------------------       ----------------------
PAUL A. HILSTAD                    Vice President and   Elected in 1995           Partner and General Counsel, joined Lord
(12/13/1942)                       Secretary                                      Abbett in 1995.

ELLEN G. ITSKOVITZ                 Vice President       Elected in 2002           Partner and Senior Research Analyst, joined
(10/30/1957)                                                                      Lord Abbett in 1998.

LAWRENCE H. KAPLAN                 Vice President and   Elected in 1997           Partner and Deputy General Counsel, joined
(1/16/1957)                        Assistant Secretary                            Lord Abbett in 1997.

ROBERT A. LEE                      Vice President       Elected in 1998           Partner and Fixed Income Investment Manager
(8/28/1969)                                                                       -Mortgage and Asset Backed Securities,
                                                                                  joined Lord Abbett in 1997.

A. EDWARD OBERHAUS, III            Vice President       Elected in 1996           Partner and Manager of Equity Trading,
(12/21/1959)                                                                      joined Lord Abbett in 1983.

WALTER H. PRAHL                    Vice President       Elected in 1998           Partner and Director of Quantitative
(2/13/1958)                                                                       Research, Taxable Fixed Income, joined Lord
                                                                                  Abbett in 1997.

CHRISTINA T. SIMMONS               Vice President and   Elected in 2000           Assistant General Counsel, joined Lord
(11/12/1957)                       Assistant Secretary                            Abbett in 1999, formerly Assistant General
                                                                                  Counsel of Prudential Investments from 1998
                                                                                  to 1999, prior thereto Counsel of Drinker,
                                                                                  Biddle & Reath LLP, a law firm.

BERNARD J. GRZELAK                 Assistant Treasurer  Elected in 2003           Director of Fund Administration, joined Lord
                                                                                  Abbett in 2003, formerly Vice President,
                                                                                  Lazard Asset Management from 2000 to 2003,
                                                                                  prior thereto Manager of Deloitte & Touche,
                                                                                  LLP.



                       -----------------------------------

COMMITTEES
The standing committees of the Board of Trustees are the Audit Committee, the Proxy Committee, and the Nominating and Governance Committee.

The Audit Committee is composed wholly of Trustees who are not "interested persons" of the Funds. The members of the Audit Committee are Messrs. Bigelow, Calhoun, and Hobbs. The Audit Committee provides assistance to the Board of Trustees in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Funds, and the quality and integrity of the Funds' financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Funds' independent auditors and considering violations of the Funds' Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met four times.

The Proxy Committee is composed of at least two Trustees who are not "interested persons" of the Funds, and also may include one or more Trustees who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three independent Trustees: Messrs. Bush, MacDonald, and Neff. The Proxy Committee assists the Board of Trustees in fulfilling its responsibilities relating to the voting of securities held by the Funds. During the past fiscal year, the Proxy Committee met once.

The Nominating and Governance Committee is composed of all the Trustees who are not "interested persons" of the Funds. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Trustees and as committee members; and (ii) periodically reviewing director/trustee compensation. During the past fiscal year, the Nominating and Governance Committee met six times.

APPROVAL OF ADVISORY CONTRACT
At meetings on December 12, 2002, the Board of Trustees of the Trust, including all of its outside Trustees who are not interested persons of the Trust (the "Board"), considered whether to approve the continuation of the existing management agreement between each of the Funds and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with their consideration.

INFORMATION RECEIVED BY THE BOARD. The materials received by the Board included, but were not limited to, (1) information on the investment performance of each Fund and a peer group of funds for the preceding twelve months and for other periods, (2) information on the effective management fee rates and expense ratios for funds with the same objectives and similar size, (3) sales and redemption information for each Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of each Fund, (7) information regarding the personnel, information technology, and other resources devoted by Lord Abbett to managing each Fund.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. Matters considered by the Board in connection with its approval of the continuation of the management agreement included, but were not limited to, the following:

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to each Fund, including investment research, portfolio management, and trading.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed each Fund's investment performance as well as the performance of the peer group of funds, both in terms of total return and in terms of other statistical measures for the preceding twelve months and for other periods. The Board also considered whether each Fund had operated within its investment restrictions.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to each Fund, in light of the Fund's investment objective and discipline. Among other things, they considered the size, education, and experience of Lord Abbett's investment management staff, its use of technology, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including each Fund's transfer agent, custodian, and subcustodians.

EXPENSES. The Board considered the expense ratios of each class and the expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Funds, including a review of Lord Abbett's methodology for allocating its costs to its management of each Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. They considered the profits realized by Lord Abbett in connection with the operation of each Fund and whether the amount of profit is fair for the management of each Fund. They also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to each Fund's business. The Board also considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel.

ECONOMIES OF SCALE. The Board considered whether there have been any economies of scale in managing each Fund, whether each Fund has appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by each Fund and each Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment management, the allocation of Fund brokerage, and the receipt of research by Lord Abbett in return for fund brokerage. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with each Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of each Fund, such as continuing to employ Lord Abbett, but on different terms.

After considering all of the relevant factors, the Board unanimously voted to approve continuation of the existing management agreement.

COMPENSATION DISCLOSURE
The following table summarizes the compensation for each of the directors/trustees for the Trust and for all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation accrued by the Trust for outside Trustees. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.



(1)                        (2)                                         (3)
                           FOR THE FISCAL YEAR ENDED                   FOR YEAR ENDED DECEMBER 31, 2002
                           NOVEMBER 30, 2002 AGGREGATE                 TOTAL COMPENSATION PAID BY THE TRUST AND
NAME OF TRUSTEE            COMPENSATION ACCRUED BY THE TRUST(1)        THIRTEEN OTHER LORD ABBETT-SPONSORED FUNDS(2)
------------------         ------------------------------------        ---------------------------------------------
E. Thayer Bigelow                  $ 5,349                                             $ 85,000
William H.T. Bush                  $ 5,369                                             $ 85,200
Robert B. Calhoun, Jr.             $ 5,437                                             $ 86,400
Stewart S. Dixon*                  $ 5,294                                             $ 84,000
Franklin W. Hobbs                  $ 5,334                                             $ 85,000
C. Alan MacDonald                  $ 5,349                                             $ 85,000
Thomas J. Neff                     $ 5,286                                             $ 84,000
James F. Orr, III**                $ 2,321                                             $ 70,500



----------
*  Retired December 31, 2002.
** Elected effective July 18, 2002. Resigned March 3, 2003.

1. Outside Trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Funds to its outside Trustees may be deferred at the option of a Trustee under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of a Fund for later distribution to the Trustees. In addition, $25,000 of each Trustee's retainer must be deferred and is deemed invested in shares of the Funds and other Lord Abbett-sponsored funds under the equity-based plan.

2. The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2002, including fees directors/trustees have chosen to defer.


                    ----------------------------------------

The following chart provides certain information on the dollar range of equity securities beneficially owned by each Trustee in the Funds and other Lord Abbett-sponsored funds as of December 31, 2002. The amounts shown include deferred compensation to the Trustees deemed invested in Fund shares. The amounts ultimately received by the Trustees under the deferred compensation plan will be directly linked to the investment performance of the Funds.


                            DOLLAR RANGE OF       DOLLAR RANGE OF                                  AGGREGATED DOLLAR RANGE OF
                            EQUITY SECURITIES     EQUITY SECURITIES     DOLLAR RANGE OF                EQUITY SECURITIES IN
                            IN THE CORE FIXED     IN THE TOTAL          EQUITY SECURITIES IN              LORD ABBETT
NAME OF TRUSTEE             INCOME FUND           RETURN FUND           THE HIGH YIELD FUND             SPONSORED FUNDS
---------------             -----------------     -----------------     --------------------       --------------------------
Robert S. Dow                  Over $100,000         Over $100,000           Over $100,000               Over $100,000
E. Thayer Bigelow                $1-$10,000            $1-$10,000             $1- $10,000                Over $100,000
William H. T. Bush               $1-$10,000            $1-$10,000             $1- $10,000              $50,001-$100,000
Robert B. Calhoun, Jr.           $1-$10,000            $1-$10,000             $1- $10,000                Over $100,000
Stewart S. Dixon*                $1-$10,000            $1-$10,000             $1- $10,000                Over $100,000
Franklin W. Hobbs                $1-$10,000            $1-$10,000             $1- $10,000                Over $100,000
C. Alan MacDonald                $1-$10,000            $1-$10,000             $1- $10,000                Over $100,000
Thomas J. Neff                   $1-$10,000            $1-$10,000             $1- $10,000                Over $100,000
James F. Orr, III**              $1-$10,000            $1-$10,000             $1- $10,000                Over $100,000



*  Retired December 31, 2002
** Elected effective July 18, 2002. Resigned March 3, 2003.


CODE OF ETHICS
The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Trust's Code of Ethics which complies, in substance, with Rule 17j-1 of the Act and each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett Partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of such Advisory Group.

                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of March 4, 2003, each Fund's officers and trustees, as a group, owned less than 1% of each Fund's outstanding Class Y shares. As of March 4, 2003, to the best of our knowledge, other than Lord Abbett Distributor and other institutional broker-dealers for the benefit of their clients, the following were record holders of 5% or more of the Funds' outstanding Class Y shares:

CORE FIXED INCOME FUND - CLASS Y SHARES
Securities Industry Association Pension Trust        47.27%
C/O HSBC Bank USA
Attn: Denise Andrews
140 Broadway, Floor 11
New York, NY

Lord Abbett & Co. LLC                                32.98%
FBO JP Morgan Chase as Pledge
90 Hudson St.
Jersey City, NJ

Securities Industry Association Pension Trust        19.75%
Qual. Pension Fund
C/O HSBC Bank USA
Attn: Ray Torres
140 Broadway, Floor 11
New York, NY

TOTAL RETURN FUND  - CLASS Y SHARES
Lord Abbett Balanced Series                          99.40%
90 Hudson St.
Jersey City, NJ

HIGH YIELD FUND  - CLASS Y SHARES
FIIOC as Agent for Employee Benefits Plans           65.21%
100 Magellan Way KWCI
Covington, KY

United Food & Commercial Workers &                   34.72%
Participating Employers Pension Fund
4301 Garden City Dr.
Landover, MD

Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.


                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT MANAGER

As described under "Management" in the Prospectus, Lord Abbett is the Funds' investment manager. The following Partners of Lord Abbett are also officers and/or Trustees of the Funds: Tracie E. Ahern, Joan A. Binstock, Zane E. Brown, Daniel E. Carper, Robert S. Dow, Robert I. Gerber, Michael S. Goldstein, Paul A. Hilstad, Ellen G. Itskovitz, Lawrence H. Kaplan, Robert A. Lee, Robert G. Morris, A. Edward Oberhaus, III, Walter H. Prahl, and Christopher J. Towle. The other Partners are: Michael Brooks, Patrick Brown, John J. DiChiaro, Sholom Dinsky, Lesley-Jane Dixon, John E. Erard, Kevin P. Ferguson, Robert P. Fetch, Daria L. Foster, Daniel H. Frascarelli, Michael A. Grant, Howard E. Hansen, Charles Hofer, W. Thomas Hudson, Cinda Hughes, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Stephen J. McGruder, Paul McNamara, Robert J. Noelke, R. Mark Pennington, Michael Rose, Eli M. Salzmann, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Diane Tornejal, Edward von der Linde, and Marion Zapolin. The address of each Partner is 90 Hudson Street, Jersey City, New Jersey 07302-3973.


Under the Management Agreement, between Lord Abbett and the Trust, each Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month. These fees are allocated among the classes based on the classes' proportionate share of such average daily net assets. The annual rates for each Fund are as follows:


   - For the Core Fixed Income Fund and Total Return Fund, at an annual rate of .50 of 1%; and
   -   For the High Yield Fund, at an annual rate of .60 of 1%.


Although not obligated to do so, Lord Abbett may waive all or a portion of its management fees and may assume other expenses of each Fund.


Lord Abbett was entitled to a management fee for Core Fixed Income Fund for the fiscal years ended November 30, 2002, 2001, and 2000 of $123,416, $51,169, and
$44,100, respectively. Lord Abbett waived its entire management fee for the fiscal years ended November 30, 2002, 2001, and 2000.

Lord Abbett was entitled to a management fee for Total Return Fund for the fiscal years ended November 30, 2002, 2001, and 2000 of $330,792, $81,042, and
$10,982, respectively. Lord Abbett waived its entire management fee for the fiscal years ended to November 30, 2002, 2001, and 2000.

Lord Abbett was entitled to a management fee for High Yield Fund for the fiscal years ended November 30, 2002, 2001, and 2000 of $570,030, $279,382, and
$193,939, respectively. For the years ended November 30, 2000, Lord Abbett waived a portion of its management fee for High Yield Fund in the amount of $110,822.


Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, fund accounting expenses, insurance premiums, and other expenses connected with executing portfolio transactions.


ADMINISTRATIVE SERVICES
Effective January 1, 2003, Lord Abbett and the Funds entered into an Administrative Services Agreement under which Lord Abbett will provide certain administrative services not involving the provision of investment advice to the Funds. Pursuant to the Agreement, each Fund will pay Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of .04%. This will be allocated among the classes of shares of each Fund based on average daily net assets.


PRINCIPAL UNDERWRITER
Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for each Fund.

CUSTODIAN AND ACCOUNTING AGENT
State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri is each Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Funds and attends to the collection of principal and income. The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by a Fund in foreign countries and to hold cash and currencies for each Fund. In accordance with the requirements of Rule 17f-5, the Board has approved arrangements permitting each Fund's foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank and Trust Company performs certain accounting and record keeping functions relating to portfolio transactions and calculates each Fund's net asset value.

TRANSFER AGENT
UMB, N.A., 928 Grand Blvd., Kansas City, Missouri, 64106, acts as the transfer agent and dividend disbursing agent for each Fund.

INDEPENDENT AUDITORS
Deloitte & Touche LLP, Two World Financial Center, New York, New York, 10281, are the independent auditors of each Fund and must be approved at least annually by the Board to continue in such capacity. Deloitte & Touche LLP performs audit services for each Fund, including the examination of financial statements included in the Funds' Annual Reports to Shareholders.

                                       6.
                    BROKERAGE ALLOCATION AND OTHER PRACTICES

Each Fund's policy is to obtain best execution on all portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, each Fund generally pays, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, a Fund, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

In transactions on stock exchanges in the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in each Fund's portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, with the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett, with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services, at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Funds. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Funds, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if they attempted to generate such additional information through their own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

When, in the opinion of Lord Abbett, two or more broker-dealers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the Funds and/or shares of other Lord-Abbett-sponsored funds, or who have provided investment research, statistical, or other related services to each Fund.

If other clients of Lord Abbett buy or sell the same security at the same time as a Lord Abbett-sponsored fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with a Lord Abbett-sponsored fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as a Lord Abbett-sponsored fund does, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as a Lord Abbett-sponsored fund does.


For the fiscal years ended November 31, 2002, 2001, and 2000, the Core Fixed Income Fund and Total Return Fund paid no commissions to independent brokers. For the fiscal years ended November 31, 2002, 2001, and 2000, the High Yield Fund paid total brokerage commissions on transactions of securities to independent broker-dealers of $500, $1,050, and $210, respectively.


                                       7.
                                CLASSES OF SHARES

Each Fund offers different classes of shares to eligible purchasers. Only Class Y shares are offered in this SAI. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of independent auditors, the approval of a contract with a principal underwriter and the election of trustees from the separate voting requirements.

The Trust does not hold meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Trust's Declaration and Agreement of Trust ("Declaration"), shareholder meetings may be called at any time by certain officers of the Trust or by a majority of the trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of each Fund's shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of each Fund's outstanding shares and entitled to vote at the meeting.

Shareholder Liability. Delaware law provides that the Trust's shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private for profit corporations. The courts of some states, however, may decline to apply Delaware law on this point. The Declaration contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust. The Declaration provides for indemnification out of the Trust's property of any shareholder or former shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Under the Declaration, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Trust to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement. In addition, the Trustees may, without shareholder vote, cause the Trust to be incorporated under Delaware law.

Derivative actions on behalf of the Trust may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Trust.

                                       8.
                       PURCHASES, REDEMPTIONS, AND PRICING

Information concerning how we value our shares is contained in the Prospectus under "Purchases" and "Redemptions."

Under normal circumstances, we calculate a Fund's net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Each Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange or on the NASDAQ National Market System are valued at the last sales prices, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities, not traded on the NASDAQ National Market System, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the exchange rates of such currencies against United States dollars provided by Reuters at the close of regular trading on the NYSE. If such exchange rates are not available, the rate of exchange will be determined in accordance with the policies established by the Board.

The net asset value per share for the Class Y shares will be determined by taking the net assets and dividing by the number of Class Y shares outstanding. The Class Y shares will be offered at net asset value.

CLASS Y SHARE EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your Class Y shares for Class Y shares of any Lord Abbett-sponsored fund currently offering Class Y shares to the public. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or a Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission ("SEC") deems an emergency to exist.

The Board may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 months' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

PURCHASES THROUGH FINANCIAL INTERMEDIARIES. Each Fund and/or Lord Abbett Distributor has authorized one or more agents to receive on its behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund's or Lord Abbett Distributor's behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent's authorized designee, receives the order. A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.

REDEMPTIONS IN KIND. Under circumstances in which it is deemed detrimental to the best interests of each Fund's shareholders to make redemption payments wholly in cash, the Fund may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of a Fund's net assets by a distribution in kind of readily marketable securities in lieu of cash. Each Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

                                       9.
                              TAXATION OF THE FUNDS


Each Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). Because each Fund is treated as a separate entity for federal income tax purposes, the status of each Fund as a regulated investment company is determined separately by the Internal Revenue Service. If a Fund qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates. Assuming a Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. Each Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

Each Fund intends to declare and pay as dividends each year substantially all of its net investment income. Dividends paid by a Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income. Dividends paid by a Fund from its net realized long-term capital gains are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. All dividends are taxable to you regardless of whether they are received in cash or reinvested in Fund shares.

Dividends paid by a Fund to corporate shareholders will qualify for the dividends received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations. If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends received deduction. The dividends received deduction may be limited if you incur indebtedness to acquire Fund shares.

Distributions paid by a Fund that do not constitute dividends because they exceed the Fund's current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gains from the sale of the shares.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by a Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. Each Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

Upon your sale, exchange, or redemption of Fund shares, you will recognize short- or long-term capital gain or loss, depending upon whether your holding period of the Fund shares exceeds one year. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gain dividends" received with respect to such shares. Losses on the sale of Fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares that are substantially identical.

The maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less and (ii) 20% (10% for taxpayers in the 10% or 15% tax brackets) for capital assets held for more than one year. Reduced capital gains rates will apply to gains on the sale of (1) Fund shares held more than 5 years to the extent the capital gains would otherwise be taxed at the 10% capital gains rate; and (2) Fund shares acquired on or after January 1, 2001, and held for more than 5 years. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.

Certain investment practices that a Fund may utilize, such as investing in futures, foreign currency, or foreign entities classified as "passive foreign investment companies" for U.S. tax purposes, may affect the character and timing of the recognition of gains and losses by a Fund. Such transactions may in turn affect the amount and character of Fund distributions to you.

A Fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that you will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by a Fund.

You may be subject to a 30% withholding tax on reportable dividends, capital gain distributions, and redemption payments ("backup withholding"). The withholding tax is reduced to 29% for dividends, distributions, and payments that are received for tax purposes after December 31, 2003, and before January 1, 2006. Generally, you will be subject to backup withholding if a Fund does not have your certified taxpayer identification number on file, or, to the Fund's knowledge, you have furnished an incorrect number. When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from a Fund can differ from the U.S. federal income tax rules described above. Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations. Certain states, however, may require that a specific percentage of a Fund's income be derived from federal obligations before such dividends may be excluded from state taxable income. A Fund may invest some or all of its assets in such federal obligations. Each Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.


                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for the Funds. The Trust has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

                                       11.
                                   PERFORMANCE


Each Fund computes the average annual compounded rates of total return during specified periods (i) before taxes, (ii) after taxes on Fund distributions, and
(iii) after taxes on Fund distributions and redemption (or sale) of Fund shares at the end of the measurement period. Each Fund equates the initial amount invested to the ending (redeemable) value of such investment by adding one to the computed average annual total return, expressed as a percentage, (i) before taxes, (ii) after taxes on Fund distributions, and (iii) after taxes on Fund distributions and redemption of Fund shares at the end of the measurement period, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all distributions (i) without the effect of taxes, (ii) less taxes due on such Fund distributions, and (iii) less taxes due on such Fund distributions and redemption of Fund shares, on the reinvestment dates at prices calculated as stated in the Prospectus. The ending (redeemable) value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation and, in the case of after taxes on Funds distributions and redemption of Fund shares, includes subtracting capital gains taxes resulting from the redemption and adjustments to take into account the tax benefit from any capital losses that may have resulted from the redemption.

In calculating total returns for Class Y shares no sales charge is deducted from the initial investment and the return is shown at net asset value.

Using the computation methods described above, the following table indicates the average annual compounded rates of total return on an initial investment of one thousand dollars as of November 30, 2002, for each Fund's Class Y shares, for one year and the life of Fund. The after-tax returns were calculated using the highest applicable individual federal marginal tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distribution (e.g., the ordinary income rate for ordinary income distributions, the short-term capital gain rate for short-term capital gains distributions, and the long-term capital gain rate for long-term capital gains distributions). The tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) were disregarded, as were the effect of phaseouts of certain exemptions, deductions and credits at various income levels, and the impact of the federal alternative minimum income tax. Before- and after-tax returns are provided for Class Y shares of the Funds. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



CORE FIXED INCOME FUND                               1 YEAR            LIFE OF FUND (3/16/98)
                                                     ------            ----------------------
Class Y shares
    Before Taxes                                     6.96%             7.96%

Class Y shares after
    Taxes on Distributions                           4.10%             5.22%

Class Y shares after Taxes on
    Distributions and Sale of
    Fund shares                                      4.24%             5.02%

TOTAL RETURN FUND                                    1 YEAR            LIFE OF FUND (12/14/98)
                                                     ------            -----------------------
Class Y shares
    Before Taxes                                     6.58%             7.69%

Class Y shares after
    Taxes on Distributions                           3.96%             5.10%

Class Y shares after Taxes on
    Distributions and Sale of
    Fund shares                                      3.97%             4.87%

HIGH YIELD FUND                                      1 YEAR            LIFE OF FUND (5/4/99)
                                                     ------            ---------------------
Class Y shares
    Before Taxes                                     -1.30%            0.69%

Class Y shares after
    Taxes on Distributions                           -5.19%            -3.35%

Class Y shares after Taxes on
    Distributions and Sale of
    Fund shares                                      -0.81%            -1.39%



Yield quotations for Class Y shares of a fixed income fund are based on a 30-day period ended on a specified date, computed by dividing the net investment income per share earned during the period by the maximum offering price per share of such class on the last day of the period. This is determined by finding the following quotient: the dividends, and interest earned by a class during the period minus its aggregate expenses accrued during the period (net of reimbursements) and divided by the product of (i) the average daily number of class shares outstanding during the period that were entitled to receive dividends and (ii) the maximum offering price per share of such class on the last day of the period. To this quotient add one, and then increase the sum to the sixth power. Then subtract one from the product of this multiplication and multiply the remainder by two. For the 30-day period ended November 30, 2002 the yields for the Class Y shares of the Core Fixed Income Fund, Total Return Fund and High Yield Fund were 3.80%, 4.09%, and 9.09%, respectively. Yield for the Class Y shares do not reflect the deduction of any sales charges.

These figures represent past performance, and an investor should be aware that the investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that past performance will be repeated in the future.

Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports, or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, each Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services, and/or investments for which reliable performance information is available.

                                       12.
                              FINANCIAL STATEMENTS

The financial statements incorporated herein by reference from Lord Abbett Investment Trust's Annual Reports to Shareholders have been audited by Deloitte & Touche LLP, independent auditors, as stated in its reports, which are incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

                                    APPENDIX
                             CORPORATE BOND RATINGS

Moody's Investors Service, Inc.'s Corporate Bond Ratings

Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Standard & Poor's Corporation's Corporate Bond Ratings

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC-C - Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'CCC' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                          LORD ABBETT INVESTMENT TRUST
                                     PART C
                               OTHER INFORMATION

Item 23.   EXHIBITS

     (a) (i) ARTICLES OF INCORPORATION. Amendments to Declaration and Agreement of Trust incorporated by reference to Post-Effective Amendments Nos. 14, 28 and 30 to the Registration Statements filed on Form N-1A on April 14, 1998, August 1, 2000 and April 16, 2001.

           (ii) AMENDMENT TO DECLARATION AND AGREEMENT OF TRUST DATED
           DECEMBER 12, 2001. Incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement filed on Form N-1A on March 29, 2002.

           (iii) AMENDMENT TO DECLARATION AND AGREEMENT OF TRUST DATED MARCH 14, 2002. Incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement filed on Form N-1A on March 29, 2002.

     (b) BY-LAWS. Amended and Restated as of March 9, 2000, is incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement filed on Form N-1A on March 30, 2001.

     (c)   INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS. Not applicable.

     (d)   (i)    MANAGEMENT AGREEMENT DATED OCTOBER 20, 1993.*
           (ii)   ADDENDUM TO MANAGEMENT AGREEMENT DATED OCTOBER 20, 1993.*
           (iii)  ADDENDUM TO MANAGEMENT AGREEMENT DATED NOVEMBER 16, 1994.*
           (iv)   ADDENDUM TO MANAGEMENT AGREEMENT DATED JULY 8, 1996.*
           (v)    ADDENDUM TO MANAGEMENT AGREEMENT DATED DECEMBER 12, 1997.*
           (vi)   ADDENDUM TO MANAGEMENT AGREEMENT DATED MARCH 16, 1998.*
           (vii)  ADDENDUM TO MANAGEMENT AGREEMENT DATED OCTOBER 21, 1998.*

           ----------
           *Incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement filed on Form N-1A on March 29, 2002.

     (e) DISTRIBUTION AGREEMENT. Incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement filed on Form N-1A on March 29, 2002.

     (f) BONUS OR PROFIT SHARING CONTRACT. Equity Based Plans for Non-Interested Persons, Directors and Trustees of Lord Abbett Funds is incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement filed on Form N-1A on March 30, 2001.

     (g) CUSTODIAN AGREEMENT. Incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement filed on Form N-1A on March 29, 2002.

     (h)   Other Material Contracts.
            (i) Transfer Agency Agreement. Incorporated by reference.
            (ii) ADMINISTRATIVE SERVICES AGREEMENT. FILED HEREIN.

     (i)   LEGAL OPINION. FILED HEREIN.

     (j)   OTHER OPINION. CONSENT OF DELOITTE & TOUCHE, LLP. FILED HEREIN.

     (k) OMITTED FINANCIAL STATEMENTS. Incorporated by reference to Registrant's 2002 Annual Report filed on January 31, 2002 (Accession numbers 0001047469-03-003493 and 0001047469-03-003452).

     (l)   INITIAL CAPITAL AGREEMENTS. Not applicable.

     (m) FORM OF RULE 12b-1 PLANS. Incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement filed on Form N-1A on March 29, 2002.

     (n)   AMENDED AND RESTATED RULE 18f-3 PLAN. FILED HEREIN.

     (o)   Reserved.

     (p)   CODE OF ETHICS. FILED HEREIN.

Item 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

           None.

Item 25.   INDEMNIFICATION

           The Registrant is a Delaware Business Trust established under Chapter 38 of Title 12 of the Delaware Code. The Registrant's Declaration and Agreement of Trust at Section 4.3 relating to indemnification of Trustees, officers, etc. states the following:

           The Trust shall indemnify each of its Trustees, officers, employees and agents (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body in which he or she may be or may have been involved as a party or otherwise or with which he or she may be or may have been threatened, while acting as Trustee or as an officer, employee or agent of the Trust or the Trustees, as the case may be, or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, EXCEPT with respect to any matter as to which he or she shall have been adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or any Series thereof. Notwithstanding anything herein to the contrary, if any matter which is the subject of indemnification hereunder relates only to one Series (or to more than one but not all of the Series of the Trust), then the indemnity shall be paid only out of the assets of the affected Series. No individual shall be indemnified hereunder against any liability to the Trust or any Series thereof or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In addition, no such indemnity shall be provided with respect to any matter disposed of by settlement or a compromise payment by such Trustee, officer, employee or agent, pursuant to a consent decree or otherwise, either for said payment or for any other expenses unless there has been a determination that such compromise is in the best interests of the Trust or, if appropriate, of any affected Series thereof and that such Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or, if appropriate, of any affected Series thereof, and did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. All determinations that the applicable standards of conduct have been met for indemnification hereunder shall be made by
           (a) a majority vote of a quorum consisting of disinterested Trustees who are not parties to the proceeding relating to indemnification, or
           (b) if such a quorum is not obtainable or, even if obtainable, if a majority vote of such quorum so directs, by independent legal counsel in a written opinion, or (c) a vote of Shareholders (excluding Shares owned of record or beneficially by such individual). In addition, unless a matter is disposed of with a court determination (i) on the merits that such Trustee, officer, employee or agent was not liable or (ii) that such Person was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, no indemnification shall be provided hereunder unless there has been a determination by independent legal counsel in a written opinion that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

           The Trustees may make advance payments out of the assets of the Trust or, if appropriate, of the affected

           Series in connection with the expense of defending any action with respect to which indemnification might be sought under this Section
           4.3. The indemnified Trustee, officer, employee or agent shall give a written undertaking to reimburse the Trust or the Series in the event it is subsequently determined that he or she is not entitled to such indemnification and (a) the indemnified Trustee, officer, employee or agent shall provide security for his or her undertaking, (b) the Trust shall be insured against losses arising by reason of lawful advances, or (c) a majority of a quorum of disinterested Trustees or an independent legal counsel in a written opinion shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The rights accruing to any Trustee, officer, employee or agent under these provisions shall not exclude any other right to which he or she may be lawfully entitled and shall inure to the benefit of his or her heirs, executors, administrators or other legal representatives.

           Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

           Lord, Abbett & Co. LLC acts as investment adviser for the Lord Abbett registered investment companies and provides investment management services to various pension plans, institutions and individuals. Lord Abbett Distributor LLC, a limited liability company, serves as their distributor and principal underwriter. Other than acting as trustees, directors and/or officers of open-end investment companies managed by Lord, Abbett & Co. LLC, none of Lord, Abbett & Co. LLC's partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee of any entity.

Item 27.   PRINCIPAL UNDERWRITER

     (a) Lord Abbett Distributor LLC serves as principal underwriter for the Registrant. Lord Abbett Distributor LLC also serves as principal underwriter for the following Lord Abbett-sponsored funds:

           Lord Abbett Affiliated Fund, Inc.
           Lord Abbett Bond-Debenture Fund, Inc.
           Lord Abbett Blend Trust
           Lord Abbett Developing Growth Fund, Inc.
           Lord Abbett Global Fund, Inc.
           Lord Abbett Large-Cap Growth Fund
           Lord Abbett Mid-Cap Value Fund, Inc.
           Lord Abbett Research Fund, Inc.
           Lord Abbett Securities Trust
           Lord Abbett Series Fund, Inc.
           Lord Abbett Tax-Free Income Fund, Inc.
           Lord Abbett Tax-Free Income Trust
           Lord Abbett U.S. Government Securities Money Market Fund, Inc.

     (b) Lord Abbett Distributor LLC is a wholly-owned subsidiary of Lord, Abbett & Co. LLC. The partners of Lord, Abbett & Co. LLC who are also officers of the Registrant are:

           NAME AND PRINCIPAL         POSITIONS AND OFFICES
           BUSINESS ADDRESS*          WITH REGISTRANT
           ------------------------------------------------
           Robert S. Dow              Chairman, CEO and President
           Zane E. Brown              Executive Vice President
           Robert I. Gerber           Executive Vice President
           Robert G. Morris           Executive Vice President
           Christopher J. Towle       Executive Vice President
           Tracie E. Ahern            Vice President and Treasurer
           Joan A. Binstock           CFO and Vice President
           Daniel E. Carper           Vice President
           Michael S. Goldstein       Vice President
           Paul A. Hilstad            Vice President & Secretary
           Ellen Itskovitz            Vice President
           Lawrence H. Kaplan         Vice President & Assistant Secretary
           Robert A. Lee              Vice President
           A. Edward Oberhaus, III    Vice President
           Walter H. Prahl            Vice President
           Eli M. Salzmann            Vice President

           The other partners of Lord Abbett & Co. LLC who are neither officers nor directors of the Registrant are Michael Brooks, Patrick Brown, John J. DiChiaro, Sholom Dinsky, Lesley-Jane Dixon, John E. Erard, Kevin P. Ferguson, Robert P. Fetch, Daria L. Foster, Daniel H. Frascarelli, Michael A. Grant, Howard E. Hansen, Charles Hofer, W. Thomas Hudson, Cinda Hughes, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Stephen J. McGruder, Paul McNamara, Robert J. Noelke, R. Mark Pennington, Michael Rose, Eli M. Salzmann, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Diane Tornejal, Edward von der Linde, and Marion Zapolin. *Each Partner has a principal business address:
           90 Hudson Street, Jersey City, New Jersey 07302-3973.

     (c)   Not applicable.

Item 28.   LOCATION OF ACCOUNTS AND RECORDS

           The Registrant maintains the records, required by Rules 31a - 1(a) and (b), and 31a - 2(a) at its main office.

           Lord, Abbett & Co. LLC maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

           Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 29.   MANAGEMENT SERVICES

           None.

Item 30.   UNDERTAKINGS

           The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

           The Registrant undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and State of Jersey City, and State of New Jersey, on the 27th of March, 2003.

                              LORD ABBETT INVESTMENT TRUST

                              BY:  /s/ Christina T. Simmons
                                   ------------------------
                                   Christina T. Simmons
                                   Vice President and Assistant Secretary

                              BY:  /s/ Joan A. Binstock
                                   --------------------
                                   Joan A. Binstock
                                   Chief Financial Officers and Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures                       Title                     Date

/s/ Robert S. Dow*               Chairman, President
----------------------------     and Trustee               March 27, 2003
Robert S. Dow

/s/ E. Thayer Bigelow*           Trustee                   March 27, 2003
----------------------------
E. Thayer Bigelow

/s/ William H. T. Bush*          Trustee                   March 27, 2003
----------------------------
William H. T. Bush

/s/ Robert B. Calhoun, Jr.*      Trustee                   March 27, 2003
----------------------------
Robert B. Calhoun, Jr.

/s/ Franklin W. Hobbs*           Trustee                   March 27, 2003
----------------------------
Franklin W. Hobbs

/s/ C. Alan Macdonald*           Trustee                   March 27, 2003
----------------------------
C. Alan MacDonald

/s/ Thomas J. Neff*              Trustee                   March 27, 2003
----------------------------
Thomas J. Neff


 BY: /s/ Christina T. Simmons
    -------------------------
 *Christina T. Simmons
 Attorney-in-Fact

                                POWER OF ATTORNEY

     Each person whose signature appears below on this Amendment to the Registration Statement hereby constitutes and appoints Paul A. Hilstad, Lawrence
H. Kaplan and Christina T. Simmons, each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                       TITLE                     DATE

/s/ Robert S. Dow                Chairman, President
------------------------------   and Director/Trustee      July 23, 2002
Robert S. Dow

/s/ E. Thayer Bigelow            Director/Trustee          July 23, 2002
------------------------------
E. Thayer Bigelow

/s/ William H. T. Bush           Director/Trustee          July 23 2002
------------------------------
William H. T. Bush

/s/ Robert B. Calhoun, Jr.       Director/Trustee          July 23, 2002
------------------------------
Robert B. Calhoun, Jr.

/s/ Stewart S. Dixon             Director/Trustee          July 23, 2002
------------------------------
Stewart S. Dixon

/s/ Franklin W. Hobbs            Director/Trustee          July 23, 2002
------------------------------
Franklin W. Hobbs

/s/ C. Alan Macdonald            Director/Trustee          July 23, 2002
------------------------------
C. Alan MacDonald

/s/ Thomas J. Neff               Director/Trustee          July 23, 2002
------------------------------
Thomas J. Neff

/s/ James F. Orr, III            Director/Trustee          July 23, 2002
------------------------------
James F. Orr, III

                                    EXHIBIT A

                        Lord Abbett Affiliated Fund, Inc.

                             Lord Abbett Blend Trust

                      Lord Abbett Bond-Debenture Fund, Inc.

                    Lord Abbett Developing Growth Fund, Inc.

                          Lord Abbett Global Fund, Inc.

                          Lord Abbett Investment Trust

                        Lord Abbett Large-Cap Growth Fund

                      Lord Abbett Mid-Cap Value Fund, Inc.

                         Lord Abbett Research Fund, Inc.

                          Lord Abbett Securities Trust

                          Lord Abbett Series Fund, Inc.

                     Lord Abbett Tax-Free Income Fund, Inc.

                        Lord Abbett Tax-Free Income Trust

         Lord Abbett U.S. Government Securities Money Market Fund, Inc.